Exhibit 10.1 EXECUTION VERSION 739866994 17557858 U.S. $1,000,000,000 FIFTH AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT, dated as of March 15, 2021 relating to the WAREHOUSE LOAN AGREEMENT, dated as of June 27, 2002 among TRINITY INDUSTRIES LEASING COMPANY, TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II), THE BANKS AND OTHER LENDING INSTITUTIONS FROM TIME TO TIME PARTY HERETO, CREDIT SUISSE AG, NEW YORK BRANCH, as Agent, and WILMINGTON TRUST COMPANY, as Collateral Agent and Depositary

TABLE OF CONTENTS Page 739866994 17557858 i Fifth Amended and Restated Warehouse Loan Agreement ARTICLE I DEFINITIONS ................................................................................................. 1 SECTION 1.01 Defined Terms ............................................................................... 1 SECTION 1.02 Computation of Time Periods and Other Definitional Provisions ..................................................................................... 44 SECTION 1.03 Rates; LIBOR Notification .......................................................... 44 ARTICLE II THE CREDIT FACILITY ............................................................................. 45 SECTION 2.01 Commitment to Lend ................................................................... 45 SECTION 2.02 Procedures for Borrowing ............................................................ 47 SECTION 2.03 Notice to Lenders; Funding of Loans .......................................... 48 SECTION 2.04 Evidence of Loans........................................................................ 52 SECTION 2.05 Interest.......................................................................................... 53 SECTION 2.06 Repayment and Maturity of Loans .............................................. 53 SECTION 2.07 Prepayments ................................................................................. 54 SECTION 2.08 Adjustment of Commitments ....................................................... 62 SECTION 2.09 Liquidity Fee ................................................................................ 67 SECTION 2.10 Pro-rata Treatment ....................................................................... 67 SECTION 2.11 Sharing of Payments .................................................................... 68 SECTION 2.12 Payments; Computations; Proceeds of Collateral, Etc ................ 69 SECTION 2.13 Adjustments to Advance Rate and Borrowing Base .................... 70 SECTION 2.14 Interest Rate Risk Management ................................................... 70 SECTION 2.15 Effect of Benchmark Transition Event ........................................ 70 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY................................. 71 SECTION 3.01 Taxes ............................................................................................ 71 SECTION 3.02 Illegality ....................................................................................... 74 SECTION 3.03 Increased Costs and Reduced Return ........................................... 75 SECTION 3.04 Funding Losses ............................................................................ 77 SECTION 3.05 Market Disruption ........................................................................ 77 ARTICLE IV CONDITIONS ............................................................................................... 78 SECTION 4.01 [Reserved] .................................................................................... 78 SECTION 4.02 Conditions to the Amendment Closing Date ............................... 78 SECTION 4.03 Conditions to Each Funding Date ................................................ 81 ARTICLE V REPRESENTATIONS AND WARRANTIES.............................................. 83 SECTION 5.01 Organization and Good Standing ................................................. 83

TABLE OF CONTENTS (continued) Page 739866994 17557858 ii Fifth Amended and Restated Warehouse Loan Agreement SECTION 5.02 Power; Authorization; Enforceable Obligations .......................... 85 SECTION 5.03 No Conflicts ................................................................................. 85 SECTION 5.04 No Default .................................................................................... 85 SECTION 5.05 Financial Condition ...................................................................... 85 SECTION 5.06 No Material Change ..................................................................... 87 SECTION 5.07 Title to Properties ......................................................................... 87 SECTION 5.08 Litigation ...................................................................................... 87 SECTION 5.09 Taxes ............................................................................................ 87 SECTION 5.10 Compliance with Law .................................................................. 87 SECTION 5.11 ERISA .......................................................................................... 88 SECTION 5.12 Subsidiaries .................................................................................. 88 SECTION 5.13 Governmental Regulations, Etc ................................................... 88 SECTION 5.14 Purpose of Loans.......................................................................... 89 SECTION 5.15 Labor Matters ............................................................................... 89 SECTION 5.16 Environmental Matters................................................................. 89 SECTION 5.17 Intellectual Property ..................................................................... 90 SECTION 5.18 Solvency ....................................................................................... 90 SECTION 5.19 Disclosure .................................................................................... 90 SECTION 5.20 Security Documents ..................................................................... 90 SECTION 5.21 Ownership .................................................................................... 90 SECTION 5.22 Lease Documents ......................................................................... 91 SECTION 5.23 Sole Business of the Borrower ..................................................... 91 SECTION 5.24 Separate Corporate Structure; No Employees ............................. 91 SECTION 5.25 Leases ........................................................................................... 92 SECTION 5.26 Railcars ........................................................................................ 93 SECTION 5.27 Sanctioned Person ........................................................................ 93 SECTION 5.28 Beneficial Ownership................................................................... 93 SECTION 5.29 Tax Status..................................................................................... 93 SECTION 5.30 Additional Representations .......................................................... 93 ARTICLE VI AFFIRMATIVE COVENANTS ................................................................... 94 SECTION 6.01 Information .................................................................................. 94

TABLE OF CONTENTS (continued) Page 739866994 17557858 iii Fifth Amended and Restated Warehouse Loan Agreement SECTION 6.02 Preservation of Existence and Franchises; Authorizations, Approvals and Recordations ........................................................ 96 SECTION 6.03 Books and Records ...................................................................... 97 SECTION 6.04 ERISA .......................................................................................... 97 SECTION 6.05 Payment of Taxes and Other Debt ............................................... 97 SECTION 6.06 Insurance; Certain Proceeds ......................................................... 97 SECTION 6.07 Operation, Use and Maintenance ................................................. 99 SECTION 6.08 Replacement of Parts; Modifications and Improvements .......... 100 SECTION 6.09 Use of Proceeds.......................................................................... 101 SECTION 6.10 Audits/Inspections/Appraisals ................................................... 101 SECTION 6.11 Stamp Tax .................................................................................. 103 SECTION 6.12 Follow-On Leases ...................................................................... 103 SECTION 6.13 Accounts .................................................................................... 103 SECTION 6.14 Manager ..................................................................................... 104 SECTION 6.15 Action after an Event of Default ................................................ 105 SECTION 6.16 Compliance with Separate Corporate Structure; Employees ..... 105 SECTION 6.17 Required Disclosures ................................................................. 105 SECTION 6.18 Change of Name ........................................................................ 105 ARTICLE VII NEGATIVE COVENANTS ........................................................................ 106 SECTION 7.01 Limitation on Debt ..................................................................... 106 SECTION 7.02 Restriction on Liens ................................................................... 106 SECTION 7.03 Nature of Business ..................................................................... 106 SECTION 7.04 Consolidation, Merger and Dissolution ..................................... 106 SECTION 7.05 Asset Dispositions ...................................................................... 106 SECTION 7.06 Investments ................................................................................ 107 SECTION 7.07 Restricted Payments, etc ............................................................ 107 SECTION 7.08 Transactions with Affiliates ....................................................... 107 SECTION 7.09 Fiscal Year; Organization and Other Documents ..................... 108 SECTION 7.10 Additional Negative Pledges...................................................... 108 SECTION 7.11 Impairment of Security Interests ................................................ 108 SECTION 7.12 [Reserved] .................................................................................. 108 SECTION 7.13 No Amendments to the Lease Documents ................................. 108

TABLE OF CONTENTS (continued) Page 739866994 17557858 iv Fifth Amended and Restated Warehouse Loan Agreement SECTION 7.14 Lease Default ............................................................................. 108 SECTION 7.15 Consolidation with Any Other Person ....................................... 109 SECTION 7.16 Limitations on Employees, Subsidiaries .................................... 109 SECTION 7.17 Independence of Covenants ....................................................... 109 SECTION 7.18 Funds to Repay Loans ................................................................ 109 SECTION 7.19 Sanctioned Person ...................................................................... 109 SECTION 7.20 Tax Status................................................................................... 109 ARTICLE VIII OTHER COVENANTS ............................................................................... 109 SECTION 8.01 Quiet Enjoyment ........................................................................ 109 ARTICLE IX DEFAULTS ................................................................................................. 110 SECTION 9.01 Events of Default ....................................................................... 110 SECTION 9.02 Acceleration; Remedies ............................................................. 113 ARTICLE X AGENCY PROVISIONS ............................................................................ 114 SECTION 10.01 Appointment; Authorization ...................................................... 114 SECTION 10.02 Delegation of Duties .................................................................. 115 SECTION 10.03 Exculpatory Provisions .............................................................. 115 SECTION 10.04 Reliance on Communications .................................................... 116 SECTION 10.05 Notice of Default........................................................................ 116 SECTION 10.06 Credit Decision; Disclosure of Information by the Agent or Collateral Agent ......................................................................... 117 SECTION 10.07 Indemnification .......................................................................... 117 SECTION 10.08 Agent and Collateral Agent in Their Individual Capacities ....... 118 SECTION 10.09 Successor Agents ....................................................................... 118 SECTION 10.10 Request for Documents .............................................................. 119 ARTICLE XI MISCELLANEOUS .................................................................................... 119 SECTION 11.01 Notices and Other Communications .......................................... 119 SECTION 11.02 No Waiver; Cumulative Remedies ............................................ 120 SECTION 11.03 Amendments, Waivers and Consents ........................................ 120 SECTION 11.04 Expenses .................................................................................... 122 SECTION 11.05 Indemnification .......................................................................... 123 SECTION 11.06 Successors and Assigns.............................................................. 126 SECTION 11.07 Confidentiality ........................................................................... 129

TABLE OF CONTENTS (continued) Page 739866994 17557858 v Fifth Amended and Restated Warehouse Loan Agreement SECTION 11.08 Set-off ........................................................................................ 130 SECTION 11.09 Interest Rate Limitation ............................................................. 131 SECTION 11.10 Counterparts ............................................................................... 131 SECTION 11.11 Integration .................................................................................. 132 SECTION 11.12 Survival of Representations and Warranties .............................. 132 SECTION 11.13 Severability ................................................................................ 132 SECTION 11.14 Headings .................................................................................... 132 SECTION 11.15 Marshalling; Payments Set Aside .............................................. 132 SECTION 11.16 Performance by the Agent ......................................................... 133 SECTION 11.17 Third Party Beneficiaries ........................................................... 133 SECTION 11.18 No Proceedings .......................................................................... 133 SECTION 11.19 Governing Law; Submission to Jurisdiction .............................. 134 SECTION 11.20 Waiver of Jury Trial ................................................................... 134 SECTION 11.21 Binding Effect ............................................................................ 134 SECTION 11.22 The Patriot Act ........................................................................... 135 SECTION 11.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions .................................................................. 135 SECTION 11.24 [Reserved] .................................................................................. 135 SECTION 11.25 Effect of Restatement ................................................................. 135 SECTION 11.26 Acknowledgement Regarding Any Supported QFCs ................ 136

TABLE OF CONTENTS
(cont.)

SCHEDULES:

Schedule A	-	Industry Concentration Chart
Schedule 1.01	-	Lenders and Commitments
Schedule 5.02	-	Required Consents, Authorizations, Notices and Filings
Schedule 6.06	-	Insurance
Schedule 6.10	-	Agreed-Upon Procedures Audit
Schedule 11.01	-	Notice Addresses; Agent's Office

EXHIBITS:

Exhibit A-1	-	Form of Request
Exhibit A-2	-	Form of Notice of Borrowing
Exhibit A-3	-	Form of Additional Collateral Certificate
Exhibit A-4	-	Form of Financing Notice
Exhibit A-5	-	Form of Monthly Report
Exhibit A-6	-	Form of Borrowing Base Certificate
Exhibit B	-	Form of Note
Exhibit C	-	Form of Assignment and Acceptance
Exhibit D-1	-	Form of Opinion of Counsel for the Borrower and the Manager
Exhibit D-2	-	Form of Opinion of In-House Counsel for the Borrower and the Manager
Exhibit D-3	-	Form of Opinion of Delaware Trust Counsel for the Borrower
Exhibit D-4	-	[Reserved]
Exhibit D-5	-	[Reserved]
Exhibit D-6	-	Form of Opinion of Special STB Counsel for the Borrower
Exhibit D-7	-	Form of Opinion of Special Canadian Counsel for the Agent
Exhibit D-8	-	[Reserved]
Exhibit D-9	-	[Reserved]
Exhibit E-1	-	Form of Security Agreement
Exhibit E-2	-	Form of Perfection Certificate
Exhibit E-3	-	Form of Payment Notice/Lessor Rights Notice
Exhibit E-4	-	Form of Notice of Lease Assignment
Exhibit F	-	Form of Depository Agreement
Exhibit G	-	[Reserved]
Exhibit H	-	Form of Management Agreement
Exhibit I	-	Form of Insurance Management Agreement
Exhibit J-1	-	Form of Full Service Freight Railcar Lease Agreement
Exhibit J-2	-	Form of Full Service Tank Railcar Lease Agreement
Exhibit J-3	-	Form of Net Freight Railcar Lease Agreement
Exhibit J-4	-	Form of Net Tank Railcar Lease Agreement
Exhibit K	-	Form of Asset Contribution and Purchase Agreement
Exhibit L	-	Form of Administrative Services Agreement
Exhibit M	-	Form of Officer's Certificate

739866994 17557858

vi

Fifth Amended and Restated
Warehouse Loan Agreement

739866994 17557858 Fifth Amended and Restated Warehouse Loan Agreement FIFTH AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT This Fifth Amended and Restated Warehouse Loan Agreement is dated as of March 15, 2021 and is among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation, TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II), a Delaware statutory trust, the banks and other lending institutions from time to time party hereto, CREDIT SUISSE AG, NEW YORK BRANCH (formerly known as Credit Suisse, New York Branch), as Agent for the Lenders, and WILMINGTON TRUST COMPANY, in its capacity as Collateral Agent and Depositary for the Protected Parties referred to herein. Background. The parties hereto have entered into a Warehouse Loan Agreement, dated June 27, 2002, which was amended and restated pursuant to the Amended and Restated Warehouse Loan Agreement dated August 7, 2007, amended and restated pursuant to the Second Amended and Restated Warehouse Loan Agreement dated May 29, 2009 (the “Second Amended Loan Agreement”), subsequently amended on February 4, 2011, November 28, 2012 and February 1, 2013, further amended and restated pursuant to the Third Amended and Restated Warehouse Loan Agreement dated June 17, 2013 (the “Third Amended Loan Agreement”), subsequently amended on April 8, 2015, and further amended and restated pursuant to the Fourth Amended and Restated Warehouse Loan Agreement dated March 15, 2018 (the “Fourth Amended Loan Agreement”), and subsequently amended on April 15, 2019 (as so amended, the “Existing Loan Agreement”). The parties hereto wish to amend and restate the Existing Loan Agreement to be as set forth herein. The parties hereto agree as follows: ARTICLE I DEFINITIONS SECTION 1.01 Defined Terms. The following terms, as used herein, have the following meanings: “A.A.R.” means the Association of American Railroads, and its successors. “Acceptable Derivatives Agreement” means a Derivatives Agreement with a term that extends at least until the anticipated Termination Date, in the form of any of the following, in each case with monthly settlement and having a notional amount equal to the aggregate outstanding principal amount of the Loans on the date of such Derivatives Agreement, with such notional amount declining automatically according to a schedule which is consistent with the then anticipated principal repayments of the Loans: (i) an interest rate cap agreement to be entered into at the then prevailing market rate, which for the avoidance of doubt, shall not result in any additional upfront cost to the Borrower or under the Transaction Documents; (ii) an interest rate swap agreement to be entered into at the then prevailing market rate, which for the avoidance of doubt, shall not result in any additional upfront cost to the Borrower or under the Transaction Documents; or

739866994 17557858 2 Fifth Amended and Restated Warehouse Loan Agreement (iii) any other Derivatives Agreement to be entered into at the then prevailing market rate, which for the avoidance of doubt, shall not result in any additional upfront cost to the Borrower or under the Transaction Documents, and that is approved by (1) the Agent and the Required Lenders, in the case of a Hedging Event described in clause (i) of the definition of such term, or (2) all the Committed Lenders, in the case of a Hedging Event described in clause (ii) of the definition of such term. “Accounts” means, collectively, the Custody Account, the Collection Account, the Maintenance Reserve Account, the Modifications and Improvements Account, the Discretionary Account and the Liquidity Reserve Account. “Additional Collateral Certificate” means a certificate substantially in the form of Exhibit A-3 hereto, with appropriate insertions and deletions or with such other changes as may be reasonably agreed to by the Agent and the Collateral Agent, and which certificate contains a description of the Railcars and related Leases which are to become Portfolio Railcars and Portfolio Leases, as the case may be. “Adjusted Eurodollar Rate” means with respect to any Loan held by any Lender, for each Interest Period, the quotient obtained (rounded upward, if necessary, to the next higher 1/100th of 1%) by dividing (a) LIBOR for such Interest Period by (b) 1.00 minus the Eurodollar Reserve Percentage. “Adjusted Eurodollar Rate Loan” means any Loan that bears interest at a rate determined by reference to the Adjusted Eurodollar Rate. “Adjusted Facility Amount” means the quotient of (i) the Committed Amount divided by (ii) the Maximum Advance Rate (expressed as a decimal). “Administrative Services Agreement” means the Second Amended and Restated Administrative Services Agreement, substantially in the form of Exhibit L hereto, dated as of May 29, 2009, between the Borrower and TILC. “Advance Rate” means, as of any Calculation Date, (a) with respect to any Portfolio Railcar which is subject to a Net Lease or a Full Service Lease as of such Calculation Date, the Maximum Advance Rate; (b) with respect to any Portfolio Railcar that has not been subject to a Net Lease or a Full Service Lease as of such Calculation Date for a period of: (i) less than or equal to 30 days, the Maximum Advance Rate; (ii) more than or equal to 31 days and less than or equal to 60 days, the Maximum Advance Rate minus 5.0%; (iii) more than or equal to 61 days and less than or equal to 90 days, the Maximum Advance Rate minus 10.0%; (iv) more than or equal to 91 days and less than or equal to 120 days, the Maximum Advance Rate minus 17.5%; or (v) more than or equal to 121 days, 50.00%; and (c) with respect to any Portfolio Railcar which is subject to an Eligible Lease to a Lessee who is then subject to any proceeding of the type described in Section 9.01(g), 50.00%;

739866994 17557858 3 Fifth Amended and Restated Warehouse Loan Agreement provided that, the Advance Rate with respect any Portfolio Railcar (A) which is subject to clause (a) above, will continue to apply to such Portfolio Railcar until the next Calculation Date on which such Portfolio Railcar is no longer subject to a Net Lease or a Full Service Lease, (B) which is subject to clause (b) above, will continue to apply with respect to such Portfolio Railcar (subject to further adjustment, if applicable, in accordance with such clause (b)) until the next Calculation Date on which such Portfolio Railcar becomes subject to a Net Lease or a Full Service Lease, and (C) which is subject to clause (c) above, will continue to apply to such Portfolio Railcar until the next Calculation Date on which the applicable Lessee is no longer subject to any proceeding of the type described in Section 9.01(g). “Affiliate” means, with respect to any Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls such Person (including all directors and officers of such Person) (a “Controlling Person”) or (ii) any other Person which is controlled by or is under common control with a Controlling Person. As used herein, the term “control” means (i) with respect to any Person having voting shares or their equivalent and elected directors, managers or Persons performing similar functions, the possession, directly or indirectly, of the power to vote 10.00% or more of the Equity Interests having ordinary voting power of such Person, (ii) the ownership, directly or indirectly, of 10.00% or more of the Equity Interests in any Person or (iii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting shares or their equivalent, by contract or otherwise. “Agent” means Credit Suisse AG, New York Branch, in its capacity as agent for the Lenders hereunder and under the other Loan Documents, and its successor or successors in such capacity. “Agent’s Office” means the Agent’s address and, as appropriate, account as set forth and identified as such in Schedule 11.01, or such other address and account as the Agent may from time to time notify to the Borrower and the Lenders. “Agreed-Upon Procedures Audit” has the meaning set forth in Section 6.10(b). “Aggregate FMV” means, as of any date of determination with respect to any specified group of Railcars, the aggregate of the Applicable Valuations of all such Railcars (including, if Aggregate FMV is calculated on a Funding Date, any such Railcars which will become Portfolio Railcars on such Funding Date, but excluding any such Railcars which will cease to be Portfolio Railcars at the time of such determination pursuant to Section 8.12 of the Security Agreement or otherwise). “Aggregated Default Interest” has the meaning set forth in Section 2.05(a). “Aggregated Default Interest Rate” means, for any day during any Interest Period, the sum of the Adjusted Eurodollar Rate for such day in such Interest Period plus 500 basis points.

739866994 17557858 4 Fifth Amended and Restated Warehouse Loan Agreement “Agreement” means this Warehouse Loan Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time. “Amended Loan Documents” means this Agreement, the Management Agreement, the Security Agreement and the Asset Contribution and Purchase Agreement. “Amendment Closing Date” means March 15, 2021. “Anti-Corruption Laws” means all laws, rules, regulations, as amended, applicable to the Facility Parties concerning or related to bribery or corruption, including the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and all other applicable anti-bribery and corruption laws. “Anti-Money Laundering Laws” has the meaning assigned to such term in Section 5.10(b). “Applicable Law” means, with reference to any Person, all laws (foreign or domestic), statutes, rulings, codes, ordinances and treaties, including the FRA and the Interchange Rules, and all judgments, decrees, injunctions, writs and orders of any court, arbitrator or other Governmental Authority, and all rules, regulations, orders, interpretations, directives, licenses and permits of any governmental body, instrumentality, agency or other regulatory authority applicable to such Person or its property or in respect of its operations, and for the avoidance of doubt shall include any Existing Law (as defined in Section 3.03(b)). “Applicable Rate” means, for any day during any Interest Period, the sum of (a) the Adjusted Eurodollar Rate for such Interest Period plus (b) the Facility Margin plus (c) at any time after the Revolving Termination Date, the Step-Up Margin. “Applicable Valuation” means with respect to any Railcar on any date of calculation: (x) the Depreciated Appraised Value of such Railcar on such date of calculation, if (A) the aggregate Depreciated Appraised Value of all Portfolio Railcars as of the date of the most recent Independent Appraisal of all Portfolio Railcars was less than (B) the aggregate Depreciated Purchase Price of all Portfolio Railcars as of the date of such Independent Appraisal; or (y) the Depreciated Purchase Price of such Railcar on such date of calculation, if (A) the aggregate Depreciated Purchase Price of all Portfolio Railcars as of the date of the most recent Independent Appraisal of all Portfolio Railcars was less than (B) the aggregate Depreciated Appraised Value of all Portfolio Railcars as of the date of such Independent Appraisal. “Appraised Value”, with respect to any Railcar, means the amount set forth in the most recent Independent Appraisal (using income approach valuation methodology) with respect thereto as the amount, expressed in terms of currency, that may reasonably be expected for property exchanged between a willing buyer and a willing seller with equity to both, neither under any compulsion to buy or sell and both fully aware of all relevant, reasonably ascertainable facts.

739866994 17557858 5 Fifth Amended and Restated Warehouse Loan Agreement “Approved Fund” means (i) with respect to any Committed Lender, an entity (whether a corporation, partnership, limited liability company, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is managed by such Committed Lender or an Affiliate of such Committed Lender, (ii) with respect to any Committed Lender that is a fund that invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Committed Lender or by an Affiliate of such investment advisor, (iii) any Conduit Lender, and (iv) with respect to any Conduit Lender, any of its Support Parties. “Asset Contribution and Purchase Agreement” means the Second Amended and Restated Asset Contribution and Purchase Agreement dated as of May 29, 2009, substantially in the form of Exhibit K hereto, between TILC and the Borrower, as amended on February 4, 2011 and on the Amendment Closing Date. “Asset Disposition” means any sale, lease or other disposition by the Borrower (other than the lease of a Railcar pursuant to an Eligible Lease) of any Portfolio Railcar, Portfolio Lease or other item of Collateral, whether by sale, lease, transfer, Event of Loss, Condemnation or otherwise. “Assignment and Acceptance” means an Assignment and Acceptance, substantially in the form of Exhibit C hereto, under which an interest of a Lender hereunder is transferred to an Eligible Assignee pursuant to Section 11.06(b). “Availability Period” means the period from the Amendment Closing Date to the Revolving Termination Date. “Available Commitment” means, with respect to any Committed Lender, the aggregate of such Committed Lender’s Commitment less the aggregate principal amount of outstanding Loans held by such Committed Lender (or any Conduit Lender designated by such Committed Lender) under this Agreement. “Back-up Manager” has the meaning set forth in the Management Agreement. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bank of America” means Bank of America, N.A., as a Committed Lender. “Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978, as amended, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws

739866994 17557858 6 Fifth Amended and Restated Warehouse Loan Agreement of the United States or other applicable jurisdiction from time to time affecting the rights of creditors generally. “Base Component” has the meaning set forth in the Management Agreement. “Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar- denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement. “Benchmark Replacement Adjustment” means with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Aggregated Default Interest Rate”, the definition of “Corporate Base Rate”, the definition of “Interest Period”, the definition of “Hedging Event”, timing and frequency of determining rates and making payments of interest and other administrative matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement). “Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR: (i) in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; or

739866994 17557858 7 Fifth Amended and Restated Warehouse Loan Agreement (ii) in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR: (i) a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; (ii) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or (iii) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative. “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Agent or the Required Lenders, as applicable, by notice to the Borrower, the Agent (in the case of such notice by the Required Lenders) and the Lenders. “Benchmark Unavailability Period” means if a Benchmark Transition Event and its related Benchmark Transition Start Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Transition Start Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with Section 2.15 and (y) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 2.15. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in the form provided by the Agent. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230, as amended. “Bill of Sale” means a bill of sale delivered to the Borrower from the seller with respect to a Railcar and, if applicable, any related Lease in connection with the Borrower’s purchase of such Railcar and related Lease from such Seller.

739866994 17557858 8 Fifth Amended and Restated Warehouse Loan Agreement “Borrower” means Trinity Rail Leasing Warehouse Trust (formerly known as Trinity Rail Leasing Trust II), a Delaware statutory trust, and its successors. “Borrower Change of Control” means TILC shall cease to own directly 100.00% of the Equity Interests of the Borrower on a fully diluted basis assuming the conversion and exercise of all outstanding Equity Equivalents (whether or not such securities are then currently convertible or exercisable). “Borrowing” means a borrowing of Loans pursuant to Section 2.01 hereof. “Borrowing Base” means, on any date with respect to the Portfolio and calculated on an aggregate basis (after giving effect to (i) the addition to the “Borrowing Base” of any and all Railcars to become Portfolio Railcars on such date and (ii) the reduction of the “Borrowing Base” in respect of any and all Railcars that will cease to be Portfolio Railcars on such date), a Dollar amount equal to the difference of: (A) with respect to all Eligible Railcars that are Portfolio Railcars, the aggregate of: (i) the applicable Advance Rate for each Eligible Railcar that is a Portfolio Railcar; times (ii) the Applicable Valuation with respect to each such Eligible Railcar that is a Portfolio Railcar; minus (B) the Excluded Assets Amount on such date. “Borrowing Base Certificate” means a certificate of the chief financial officer or chief accounting officer of each Facility Party, in the form of Exhibit A-6 hereto or such other form as may hereafter be agreed by the Borrower (and/or the Manager, as applicable) and the Agent, delivered to the Lenders pursuant to Section 2.02(c) or 6.01(d), as applicable, and setting forth in reasonable detail the calculation of the Borrowing Base as of the date required by such Sections and such other information required thereby. “Business Day” means any day of the week, other than a Saturday or a Sunday, on which banks are open for business in London for the conduct of transactions in the London interbank market and on which commercial banks in New York City and Dallas, Texas are open for business and are not required or authorized by law, executive order or governmental decree to be closed. “Calculation Date” means with respect to any Settlement Date, the last day of the calendar month immediately preceding such Settlement Date. “Capital Lease” of any Person means any lease of property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person.

739866994 17557858 9 Fifth Amended and Restated Warehouse Loan Agreement “Cash Equivalents” means one or more of the following obligations which (i) are acquired at a purchase price of not greater than par, (ii) have a fixed principal amount due at maturity, if applicable, and (iii) unless full payment of principal is paid in cash upon the exercise of the option, do not include any embedded options (i.e., not callable, putable or convertible): (a) marketable direct obligations issued by, or fully and unconditionally guaranteed by, the United States Government or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition, (b) certificates of deposit, time deposits, eurocurrency time deposits or overnight bank deposits having maturities of one year or less from the date of acquisition issued by any United States commercial bank having a long-term unsecured debt rating of at least “AA” by S&P and “Aa2” by Moody’s or, in substitution of Moody’s if Moody’s ceases publishing ratings of long-term senior unsecured debt of commercial banks, carrying an equivalent rating by another internationally recognized credit rating agency, (c) commercial paper of an issuer rated at the time of acquisition at least “A- 1” by S&P and “P-1” by Moody’s or, in substitution of Moody's if Moody's ceases publishing ratings of commercial paper issuers generally, carrying an equivalent rating by an internationally recognized rating agency, and maturing within one year from the date of acquisition, (d) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States Government, (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at the time of acquisition at least “A-1” by S&P and “P-1” by Moody’s, or, in substitution of Moody's if Moody’s ceases publishing ratings of such state, commonwealth, territory, political subdivision, taxing authority or foreign government , carrying an equivalent rating by an internationally recognized rating agency, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by a commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds that are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and operated in accordance with Rule 2a-7 thereunder and that, at the time of such investment, are rated “Aaa” by Moody’s and “AAA” by S&P (or carrying an equivalent rating by another internationally recognized rating agency in substitution of Moody’s if Moody’s ceases publishing ratings with respect to Cash Equivalents of the type described in this clause (g)) or invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition. Each rating by S&P described in this definition must be an unqualified rating (i.e. one with no qualifying suffix), with the exception of ratings with regulatory indicators and unsolicited ratings. “Cash Flow” means all amounts received by or on behalf of, or credited to the Borrower from any source under or in respect of a Lease or otherwise from the ownership or operation of the Portfolio, including, without limitation, Monthly Rent, service charges, rentals, Railroad Mileage Credits, delivery costs reimbursed by a Lessee and cancellation or penalty payments, as well as all other amounts paid under each Lease or any other Lease Document as reimbursement, indemnity, fees or commissions, or on account of assumed financial responsibility or liability or otherwise, other than Excepted Payments.

739866994 17557858 10 Fifth Amended and Restated Warehouse Loan Agreement “Casualty” means any Event of Loss or other casualty, loss, damage, destruction or other similar loss with respect to any Portfolio Railcar or other item of Collateral. “Casualty Insurance Policy” means any insurance policy maintained by or on behalf of the Borrower covering losses with respect to Casualties involving one or more Portfolio Railcars or other items of Collateral. “Casualty Proceeds” means all proceeds under any Casualty Insurance Policy, and all other insurance proceeds, damages, awards, claims and rights of action of the Borrower with respect to any Casualty. “Closing Date” means June 27, 2002. “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and Treasury Regulations issued thereunder, in each case as in effect from time to time. Reference to particular sections of the Code shall be construed also to refer to any successor sections. “Collateral” means all of the property which is subject or is purported to be subject to the Liens granted by the Collateral Documents. “Collateral Agent” means Wilmington Trust Company in its capacity as collateral agent and representative for the Protected Parties under the Security Agreement and the Depository Agreement. “Collateral Deficiency” means, as of any date of determination, the Dollar amount of the excess, if any, of (x) the aggregate outstanding principal amount of the Loans as of such date over (y) the Borrowing Base calculated as of such date. “Collateral Documents” means, collectively, the Security Agreement, each Perfection Certificate, the Depository Agreement, the Customer Collections Account Administration Agreement, the Asset Contribution and Purchase Agreement, the Marks Company Trust Agreement, any additional pledges, security agreements, patent, trademark or copyright filings or mortgages required to be delivered pursuant to the Loan Documents and any instruments of assignment, control agreements, lockbox letters or other instruments or agreements executed pursuant to the foregoing. “Collection Account” means the Collection Account established by the Depositary pursuant to the Depository Agreement. “Commitment” means, with respect to any Committed Lender, the commitment of such Committed Lender, in an aggregate principal amount at any time outstanding of up to such Committed Lender’s Commitment Percentage of the Committed Amount, to make Loans in accordance with the provisions of Section 2.01, in each case as set forth on Schedule 1.01 or in the applicable Assignment and Acceptance as its Commitment, as any such amount may be increased or decreased from time to time pursuant to this Agreement.

739866994 17557858 11 Fifth Amended and Restated Warehouse Loan Agreement “Commitment Percentage” means, for each Committed Lender, the percentage identified as its Commitment Percentage on Schedule 1.01 hereto, as such percentage may be modified in connection with adjustments of Commitments made in accordance with Section 2.08 or any assignment made in accordance with the provisions of Section 11.06(b). “Committed Amount” means $1,000,000,000 or such other amount to which the Committed Amount may be reduced or increased pursuant to Section 2.08. Notwithstanding anything in any Transaction Document to the contrary, each of the Committed Lenders agrees (i) that the Committed Amount, as of the Amendment Closing Date, will be equal to the amount specified pursuant to the preceding sentence and (ii) it will undertake such action, in accordance with Section 11.06(b), necessary so that the proportion of (A) the outstanding portion of its respective Loans to the aggregate amount of all outstanding Loans is equal to (B) its Commitment Percentage. “Committed Lender” means a Lender listed on Schedule 1.01 and shown as having a Commitment hereunder as of the Amendment Closing Date or which thereafter acquires a Commitment hereunder in accordance with Section 11.06(b). “Competitor of the Borrower” means a Person who either (i) is engaged in the full service railcar leasing or manufacturing business or (ii) has a material non-passive investment interest (whether held directly or indirectly) in, or is otherwise an Affiliate of, a Person that is engaged in the full service railcar leasing or manufacturing business; provided, however, that a Person which is a commercial bank, savings institution, insurance company, trust company or national banking association or an Affiliate of any thereof, or a Person regularly engaged (or a Person which is a Subsidiary of a Person regularly engaged) in the business of acting as the lessor or equity participant in a trust or statutory trust acting as the lessor in net financial leases, in each case acting for its own account, shall be deemed not to be a Competitor of the Borrower, unless either Facility Party has notified the Agent and each Lender in writing that such Person is a Competitor of the Borrower. “Condemnation” means any taking of property or assets, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation or in any other manner. “Condemnation Award” means all proceeds of any Condemnation or transfer in lieu thereof with respect to any Portfolio Railcar or other item of Collateral. “Conduit Lender” shall mean any Lender which is designated as a Conduit Lender pursuant to Section 11.06(h). “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any indenture, loan agreement, mortgage, deed of trust, contract or other

739866994 17557858 12 Fifth Amended and Restated Warehouse Loan Agreement agreement, instrument or undertaking to which such Person is a party or by which it or any of its property or assets is bound. Contractual Obligation does not include obligations under the Transaction Documents. “Corporate Base Rate” shall mean for any day, the higher of (i) the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Agent) or any similar release by the Federal Reserve Board (as determined by the Agent); provided that any change in the rate set forth in this clause (i) shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective, and (ii) the Federal Funds Rate plus 100 basis points. (The Corporate Base Rate is not intended to represent the lowest rate charged by Credit Suisse for extensions of credit.) “Corporate Base Rate Loan” means any Loan that bears interest at a rate determined by reference to the Corporate Base Rate. “Covering Lender” has the meaning set forth in Section 2.03(f). “Credit Exposure”, as applied to each Lender, means (i) in the case of a Committed Lender at any time prior to the termination of the Commitments, the difference of (A) the Commitment Percentage of such Lender multiplied by the Committed Amount less (B) the aggregate principal amount of all outstanding Loans funded by a Conduit Lender on behalf of such Committed Lender, and (ii) in the case of a Conduit Lender and in the case of a Committed Lender at any time after the termination of the Commitments, the aggregate principal balance of the outstanding Loans of such Lender. “Credit Obligations” means, without duplication: (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower, whether or not allowed or allowable as a claim under the Bankruptcy Code) on any Loan under, or any Note issued pursuant to, this Agreement or any other Loan Document; (ii) all fees, expenses, indemnification obligations and other amounts of whatever nature now or hereafter payable by any Facility Party (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to such Facility Party, whether or not allowed or allowable as a claim under the Bankruptcy Code) pursuant to this Agreement or any other Loan Document; (iii) all expenses of the Agent and the Collateral Agent as to which the Agent or the Collateral Agent, as the case may be, has a right to reimbursement under Section 11.04 of this Agreement or under any other similar provision of any other Loan Document, including, without limitation, any and all sums advanced by the Collateral Agent to preserve the Collateral or preserve its security interests in the Collateral; and

739866994 17557858 13 Fifth Amended and Restated Warehouse Loan Agreement (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11.05 of this Agreement or under any other similar provision of any other Loan Document; together in each case with all renewals, modifications, consolidations or extensions thereof. “Creditor” means, without duplication, each Lender, each Derivatives Creditor, the Agent and each Indemnitee and their respective successors and assigns, and “Creditors” means any two or more of such Creditors. “Cuban Assets Control Regulations” has the meaning assigned to such term in Part 515 of Title 31 of the Code of Federal Regulations. “Custody Account” means the Custody Account established by the Depositary pursuant to the Depository Agreement. “Customer Collections Account Administration Agreement” means the Customer Collections Account Administration Agreement, dated as of November 12, 2003, among, inter alios, the Trinity Industries Leasing Company, Trinity Rail Leasing III, L.P., TRIP Rail Leasing LLC, the TRL-III Transaction Investors identified on the signature pages thereto, Credit Suisse AG, New York Branch, Wilmington Trust Company, and the Borrower, as amended and/or supplemented from time to time. “Customer Collections Account Administration Agreement Severance” has the meaning set forth in Section 9.02(f). “Customer Payments Accounts” means the Customer Payments Account referred to and defined in the Customer Collections Account Administration Agreement. “Debt” of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations of such Person to pay the deferred purchase price of property or services (other than current accounts payable arising in the ordinary course of business), (v) the capitalized amount of all Capital Leases of such Person that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (vi) all obligations (other than obligations in respect of like kind exchanges) of such Person in respect of securities repurchase agreements or otherwise to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property, (vii) all non-contingent obligations (and, for purposes of Section 7.01, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, bankers’ acceptance or similar instrument, (viii) all obligations of others secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) a Lien on, or payable out of the proceeds of production from, any property or asset of such Person, whether or not such obligation is assumed by such Person; provided that the amount of any Debt of others that constitutes Debt of such Person solely by

739866994 17557858 14 Fifth Amended and Restated Warehouse Loan Agreement reason of this clause (viii) shall not for purposes of this Agreement exceed the greater of the book value or the fair market value of the properties or assets subject to such Lien, (ix) all Guaranty Obligations of such Person, (x) all Disqualified Stock of such Person, (xi) all Derivatives Obligations of such Person and (xii) the Debt of any other Person (including any partnership in which such Person is a general partner and any unincorporated joint venture in which such Person is a joint venturer) to the extent such Person would be liable therefor under Applicable Law or any agreement or instrument by virtue of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Debt provide that such person shall not be liable therefor. “Debt Service Coverage Ratio” means, with respect to any Settlement Date, the ratio of: (i) the sum of the aggregate amount of (A) Monthly Rent actually collected and paid into the Collection Account plus (B) payments of Railroad Mileage Credits to the Borrower, net of any portion of such Railroad Mileage Credits which the Borrower is required to pay to Lessees or other third parties plus (C) interest earned under deposits in the Accounts plus (D) Manager Advances plus (E) amounts deposited from the Maintenance Reserve Account into the Collection Account plus (F) amounts deposited from the Modifications and Improvements Account into the Collection Account plus (G) amounts deposited from the Liquidity Reserve Account into the Collection Account, less the sum of the aggregate amount of (H) operating expenses plus (I) Manager’s Fee plus (J) reimbursements of Manager Advances plus (K) amounts deposited into the Liquidity Reserve Account, in each case for each of the three most recent Measuring Periods ended on or prior to the Calculation Date immediately preceding such Settlement Date, to (ii) the sum of the aggregate amount of (A) interest expense accrued on the Loans plus

739866994 17557858 15 Fifth Amended and Restated Warehouse Loan Agreement (B) Liquidity Fees accrued hereunder plus (C) with respect to each Portfolio Railcar, the product of (a) the Monthly Depreciation with respect to such Portfolio Railcar multiplied by (b) the Advance Rate with respect to such Portfolio Railcar minus (D) payments owed to the Borrower (other than any Derivatives Termination Value) as of such Settlement Date under any Derivatives Agreement plus (E) payments owed by the Borrower (other than any Derivatives Termination Value) as of such Settlement Date under any Derivatives Agreement, in each case for each of the three most recent Measuring Periods ended on or prior to the Calculation Date immediately preceding such Settlement Date. “Debt Service Coverage Ratio (Six-Month)” means, with respect to any Settlement Date, the ratio of: (i) the sum of the aggregate amount of (A) Monthly Rent actually collected and paid into the Collection Account plus (B) payments of Railroad Mileage Credits to the Borrower, net of any portion of such Railroad Mileage Credits which the Borrower is required to pay to Lessees or other third parties plus (C) interest earned under deposits in the Accounts plus (D) Manager Advances plus (E) amounts deposited from the Maintenance Reserve Account into the Collection Account plus (F) amounts deposited from the Modifications and Improvements Account into the Collection Account plus (G) amounts deposited from the Liquidity Reserve Account into the Collection Account, less the sum of the aggregate amount of (H) operating expenses plus (I) Manager’s Fee plus (J) reimbursements of Manager Advances plus (K) amounts deposited into the Liquidity Reserve Account,

739866994 17557858 16 Fifth Amended and Restated Warehouse Loan Agreement in each case for each of the six most recent Measuring Periods ended on or prior to the Calculation Date immediately preceding such Settlement Date, to (ii) the sum of the aggregate amount of (A) interest expense accrued on the Loans plus (B) Liquidity Fees accrued hereunder plus (C) with respect to each Portfolio Railcar, the product of (a) the Monthly Depreciation with respect to such Portfolio Railcar multiplied by (b) the Advance Rate with respect to such Portfolio Railcar minus (D) payments owed to the Borrower (other than any Derivatives Termination Value) as of such Settlement Date under any Derivatives Agreement plus (E) payments owed by the Borrower (other than any Derivatives Termination Value) as of such Settlement Date under any Derivatives Agreement, in each case for each of the six most recent Measuring Periods ended on or prior to the Calculation Date immediately preceding such Settlement Date. “Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default. “Default Margin” means 375 basis points. “Delayed Amount” has the meaning set forth in Section 2.03(f). “Delayed Funding Date” has the meaning set forth in Section 2.03(f). “Delayed Funding Lender” has the meaning set forth in Section 2.03(f). “Delayed Funding Notice” has the meaning set forth in Section 2.03(f). “Delayed Funding Notice Date” has the meaning set forth in Section 2.03(f). “Delaying Lender” has the meaning set forth in Section 2.03(f). “Depositary” means Wilmington Trust Company, or a successor thereto appointed pursuant to the Depository Agreement. “Depositary’s Office” means the Depositary’s address as set forth and identified as such in Schedule 11.01, or such other address as the Depositary may from time to time notify to the Agent, the Borrower and the Lenders. “Depository Account” means the Depository Account established by the Depositary pursuant to the Depository Agreement.

739866994 17557858 17 Fifth Amended and Restated Warehouse Loan Agreement “Depository Agreement” means the Second Amended and Restated Depository Agreement, substantially in the form of Exhibit F hereto, dated as of the May 29, 2009, among the Borrower, the Agent, the Collateral Agent, the Manager and the Depositary. “Depreciated Appraised Value” means, with respect to any Portfolio Railcar at any time, an amount equal to the Appraised Value of such Portfolio Railcar minus the product of (a) the Monthly Depreciation with respect to such Portfolio Railcar multiplied by (b) the number of Settlement Dates from and excluding the date of the then most recent Independent Appraisal with respect to such Portfolio Railcar to but including the date as of which the Depreciated Appraised Value with respect to such Portfolio Railcar is calculated. “Depreciated Purchase Price” means, with respect to any Portfolio Railcar at any time, an amount equal to the Original Purchase Price of such Portfolio Railcar minus the product of (a) the Monthly Depreciation with respect to such Portfolio Railcar multiplied by (b) the number of Settlement Dates from the date the Borrower acquired such Portfolio Railcar to and including the date as of which the Depreciated Purchase Price with respect to such Portfolio Railcar is calculated. “Derivatives Agreement” means (i) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement and (ii) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement. “Derivatives Creditor” means any Lender or any Affiliate of any Lender from time to time party to one or more Derivatives Agreements with the Borrower (even if any such Lender for any reason ceases after the execution of such agreement to be a Lender hereunder), and its successors and assigns, and “Derivatives Creditors” means any two or more of such Derivatives Creditors. “Derivatives Obligations” of any Person means all obligations (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to such Person, whether or not allowed or allowable as a claim under the Bankruptcy Code) of such Person in respect of any Derivatives Agreement, excluding any amounts which such Person is entitled to set-off against its obligations under Applicable Law. “Derivatives Termination Value” means, at any date after the termination of any Derivatives Agreement, after taking into account the effect of any legally enforceable netting

739866994 17557858 18 Fifth Amended and Restated Warehouse Loan Agreement agreements relating to such Derivatives Agreement, the amount payable by (in which case the amount shall be positive) or payable to (in which case the amount shall be negative), the Borrower as a result of the termination of such Derivatives Agreement. “Designated Ineligible Type” means with respect to Portfolio Railcars and Portfolio Leases, Railcars or Leases, as the case may be, which are of a type which the Agent, in its reasonable discretion, has theretofore designated (by written notice to the Borrower) as ineligible for inclusion in the Borrowing Base hereunder. “Designated Severability Clause” means, with respect to a Mixed Rider, language to the effect that the Mixed Rider shall constitute one or more separate and severable leases, with each such lease being comprised of railcars owned by a single person or entity, and each such lease shall incorporate the terms of the related master lease agreement and shall be separate and severable from each other lease made pursuant to such rider and from any other railcars or riders relating to such master lease agreement. “Designated Type” means when used with respect to Railcars, Railcars which are classified as covered hopper grain cars or as coal cars (each of which shall be a separate “type” of Railcar). “Discretionary Account” means the Discretionary Account established by the Depositary pursuant to the Depository Agreement. “Disqualified Stock” of any Person means any Equity Interest of such Person which by its terms (or by the terms of any security for which it is convertible or for which it is exchangeable or exercisable), or upon the happening of any event or otherwise (including an event which would constitute a Change of Control), (A) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund or otherwise, (B) is convertible into or exchangeable for Debt or Disqualified Stock or (C) is redeemable or subject to any repurchase requirement arising at the option of the holder thereof, in whole or in part, on or prior to the first anniversary of the Termination Date. “Dollars” and the sign “$” means lawful money of the United States. “Early Amortization Event” means, as of any Settlement Date beginning with the fourth Settlement Date following the Amendment Closing Date, the Debt Service Coverage Ratio is less than 1.10 to 1.00. “Early Opt-in Election” means the occurrence of: (i) (a) a determination by the Agent or (ii) a notification by the Required Lenders to the Agent (with a copy to the Borrower) that the Required Lenders have determined, in each case, that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.15, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and (ii) (a) the election by the Agent or (b) the election by the Required Lenders, in each case, to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Agent

739866994 17557858 19 Fifth Amended and Restated Warehouse Loan Agreement of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Agent. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) above, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or clause (b) above and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date this Agreement becomes effective in accordance with Section 11.21. “Eligible Assignee” means (i) any Lender, (ii) any Affiliate of a Lender, (iii) any Approved Fund and (iv) any other Person (other than a natural Person) approved by the Agent, which approval will not be unreasonably withheld so long as such assignee is a financial institution with a net worth of at least $50,000,000.00. “Eligible Lease” means, as of any date of determination, a Lease: (i) in the form or substantially in the form of Exhibit J-1, Exhibit J-2, Exhibit J-3 or Exhibit J-4 hereto or such other form as may have been approved by the Agent in its reasonable discretion; (ii) which constitutes an operating lease in accordance with GAAP; (iii) which represents a transaction with respect to a related Railcar which is (A) evidenced by a single lease agreement between the Borrower and the related Lessee governing only (y) the lease of such specific Railcar and (z) other identified Railcars which have been or will be transferred concurrently to the Borrower and are or will become Portfolio Railcars, (B) evidenced by a specific schedule to a master lease agreement between the Borrower and related Lessee, which schedule identifies as the subject of (and sets forth the specific economic terms of) a lease transaction only as to (y) such specific Railcar and (z) other identified Railcars which have been or will be transferred concurrently to the Borrower and are or will become Portfolio Railcars (i.e., Railcars subject to the same single lease agreement or single schedule to a master lease agreement have not been and will not be transferred to the Borrower by virtue of separate or “split” transfers), or (C) evidenced by a specific schedule to a master lease agreement constituting a Mixed Rider; (iv) which is not a Designated Ineligible Type of Lease;

739866994 17557858 20 Fifth Amended and Restated Warehouse Loan Agreement (v) under which the Lessee is a Person (other than a natural Person) organized under the laws of the United States (or any state thereof or the District of Columbia), Canada (or any province thereof) or Mexico (or any state thereof), or otherwise approved in writing by the Agent as evidenced by the approval of the related Funding Package; (vi) which provides for payment in Dollars; (vii) which complies with all Applicable Laws of the jurisdiction in which it was originated; (viii) which represents the legal, valid and binding obligation of the Lessee thereunder, is enforceable against such Lessee in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and to general equitable principles) and was duly executed by parties having legal capacity to do so; (ix) which is not the subject of, and with respect to which there does not exist and are not overtly threatened, any actions, suits, investigations or legal, equitable or arbitrative or administrative proceedings against or adversely affecting any Facility Party; (x) which has not been satisfied, subordinated or rescinded and remains in full force and effect; and (xi) in respect of which the Security Agreement is effective to create a valid and perfected first priority Lien in favor of the Collateral Agent, subject only to Permitted Liens. “Eligible Railcar” means, as of any date of determination, (i) a Railcar other than a Railcar which as of such date of determination, if leased, is leased to a third party pursuant to a Lease which is not an Eligible Lease; (ii) a Railcar in respect of which the Security Agreement is effective to create a valid and perfected first priority Lien in favor of the Collateral Agent, subject only to Permitted Liens; (iii) a Railcar other than a Railcar (it being understood and agreed that Railcars deemed ineligible under this clause (iii) shall be excluded from the “Eligible Railcars” in descending order by age, beginning with the oldest Portfolio Railcar) which, when taken together with all of the other Portfolio Railcars, causes the weighted average age (weighted by Fair Market Values) of all Eligible Railcars in the Portfolio from their respective dates of manufacture to exceed fifteen (15) years; and (iv) a Railcar other than a Railcar with an age from its date of manufacture equal to or greater than thirty (30) years. “Environmental Laws” means any current or future legal requirement of any Governmental Authority pertaining to (i) the protection of health, safety, and the environment, (ii) the

739866994 17557858 21 Fifth Amended and Restated Warehouse Loan Agreement conservation, management, damage to or use of natural resources and wildlife, (iii) the protection or use of surface water and groundwater or (iv) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any hazardous or toxic substance or material and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendment of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801 et seq., Occupational Safety and Health Act of 1970, as amended, 29 USC 651 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as amended, 42 USC 300(f) et seq., any analogous implementing or successor law, any comparable state, local and regional laws, and any amendment, rule, regulation, order or directive issued thereunder. “Equity Equivalents” means with respect to any Person any rights, warrants, options, convertible securities, exchangeable securities, indebtedness or other rights, in each case exercisable for or convertible or exchangeable into, directly or indirectly, Equity Interests of such Person or securities exercisable for or convertible or exchangeable into Equity Interests of such Person, whether at the time of issuance or upon the passage of time or the occurrence of some future event. “Equity Interests” means all shares of capital stock, partnership interests (whether general or limited), limited liability company membership interests, beneficial interests in a trust and any other interest or participation that confers on a Person the right to receive a share of profits or losses, or distributions of assets, of an issuing Person, but excluding any debt securities convertible into such Equity Interests. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means: (i) a Reportable Event with respect to a Pension Plan; (ii) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA); (iii) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (iv) the

739866994 17557858 22 Fifth Amended and Restated Warehouse Loan Agreement filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (v) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (vi) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurodollar Reserve Percentage” means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any other entity succeeding to the functions currently performed thereby) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion Dollars in respect of “Eurocurrency liabilities”, whether or not a Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for prorations, exceptions or offsets that may be available from time to time to a Lender. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage. “Event of Default” has the meaning set forth in Section 9.01. “Event of Loss”, with respect to any Portfolio Railcar, means any of the following events: (a) during the term of any Lease with respect to such Railcar, such events with respect to such Railcar as are included in the definition of “Destroyed”, “Event of Loss”, “Total Loss” or any equivalent term, as the case may be, in such Lease; and (b) when no Lease of such Railcar is in effect, any of the following events with respect to such Railcar: (i) loss of such Railcar or the use of such Railcar due to destruction of or damage to such Railcar or any other casualty which renders repair uneconomic or which renders such Railcar permanently unfit for normal use; (ii) any damage to such Railcar which gives rise to a right to receive Casualty Proceeds by the Agent or the Collateral Agent with respect to such Railcar on the basis of an actual, constructive or compromised total loss; (iii) the theft or disappearance of such Railcar for a period in excess of 60 consecutive days; (iv) the confiscation of, seizure of or taking of title to or other Condemnation of such Railcar by any Governmental Authority;

739866994 17557858 23 Fifth Amended and Restated Warehouse Loan Agreement (v) the requisition of use of such Railcar (not involving taking of title) by any Governmental Authority, which continues for a period of more than 60 consecutive days; or (vi) as a result of any law, rule, regulation, order or other action by the STB or other Governmental Authority having jurisdiction, use of such Railcar in the normal course of business of rail transportation is prohibited for a period of longer than 60 consecutive days. “Excepted Payments” means amounts payable to or for the benefit of the Borrower, the Manager, the Agent, the Collateral Agent or any Lender (or any similar party as defined and used in such Lease), including, without limitation, (i) proceeds of public liability insurance (or other liability insurance maintained by or on behalf of the Borrower for its own account) payable to or for the benefit of the Borrower or the Lessee (or governmental indemnities in lieu thereof) and (ii) any rights to enforce and collect the same, but excluding, for the avoidance of doubt, payments for the use of, the loss of use of, damage to, or compensation for any loss of acquisition of any Portfolio Railcar. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Assets Amount” means, as of any date of determination, the sum (without duplication) of the following amounts (including in such calculation amounts in respect of Eligible Railcars which will become Portfolio Railcars on such date, but excluding amounts in respect of any Eligible Railcars which will cease to be Portfolio Railcars on or before such date pursuant to Section 8.12 of the Security Agreement or otherwise) (i) the amount by which (x) the Aggregate FMV of all Eligible Railcars which are either (A) not subject to a Lease as of the date of calculation, (B) subject to a Lease with a Lessee with respect to which payment obligations owed by such Lessee under such Lease, which in aggregate exceed more than 5 percent of the aggregate Monthly Rent then payable by such Lessee under such Lease, are more than 120 days past the stated due dates for such payment obligations, (C) subject to a Lease at a Lease rate less than then-current market rate monthly storage costs, as determined by the Manager in its reasonable discretion, or (D) subject to one or more Eligible Leases to Lessees who are then subject to any proceeding of the type described in Section 9.01(g), exceeds (y) 5.00% of the Adjusted Facility Amount; plus (ii) the amount by which (x) the Aggregate FMV of all Eligible Railcars which are subject to per diem Leases, exceeds (y) 15.00% of the Adjusted Facility Amount; plus (iii) for each single Lessee whose unsecured, unsubordinated, non-credit enhanced long-term indebtedness for money borrowed is rated at least BBB− by S&P or Baa3 by Moody’s, the amount by which (x) the Aggregate FMV of all

739866994 17557858 24 Fifth Amended and Restated Warehouse Loan Agreement Eligible Railcars subject to one or more Eligible Leases to such Lessee exceeds (y) 17.50% of the Adjusted Facility Amount; plus (iv) the amount by which (x) the Aggregate FMV of all Eligible Railcars subject to one or more Eligible Leases to Lessees whose unsecured, unsubordinated, non-credit enhanced long-term indebtedness for money borrowed is (A) rated lower than BBB− by S&P or Baa3 by Moody’s or (B) rated by neither S&P nor Moody’s exceeds (y) 60.00% of the Adjusted Facility Amount; plus (v) for each single Lessee whose unsecured, unsubordinated, non-credit enhanced long-term indebtedness for money borrowed is (A) rated below BBB− by S&P or Baa3 by Moody’s or (B) rated by neither S&P nor Moody’s, the amount by which (x) the Aggregate FMV of all Eligible Railcars subject to one or more Eligible Leases to such Lessee exceeds (y) 12.50% of the Adjusted Facility Amount; plus (vi) the amount by which (x) the Aggregate FMV of all Eligible Railcars subject to one or more Eligible Leases to Lessees whose unsecured, unsubordinated, non-credit enhanced long-term indebtedness for money borrowed is rated by neither S&P nor Moody’s exceeds (y) 50.00% of the Adjusted Facility Amount; plus (vii) the amount by which (x) the Aggregate FMV of all Eligible Railcars leased by the five Lessees who, collectively, lease Eligible Railcars having the greatest Aggregate FMV, exceeds (y) 50.00% of the Adjusted Facility Amount; plus (viii) the amount by which (x) the Aggregate FMV of all Eligible Railcars which are leased to Lessees domiciled outside the United States exceeds (y) 20.00% of the Adjusted Facility Amount; plus (ix) the amount by which (x) the Aggregate FMV of all Eligible Railcars which are leased to Lessees domiciled in Mexico exceeds (y) 10.00% of the Adjusted Facility Amount; plus (x) the amount by which (x) the Aggregate FMV of all Eligible Railcars contained on Non-Severable Mixed Riders exceeds (y) 20.00% of the Adjusted Facility Amount; plus (xi) the amount by which (x) the Aggregate FMV of all (A) 70-ton boxcars and (B) steel coal cars exceeds (y) 3.00% of the Adjusted Facility Amount; plus (xii) the amount by which (x) the Aggregate FMV of all Specialty Railcars exceeds (y) 5.00% of the Adjusted Facility Amount; plus

739866994 17557858 25 Fifth Amended and Restated Warehouse Loan Agreement (xiii) the amount by which (x) the Aggregate FMV of all covered hopper cars with a gross rail load of 263,000 lbs. or less exceeds (y) 10.00% of the Adjusted Facility Amount; plus (xiv) the maximum amount by which (x) the Aggregate FMV of all Railcars that are leased to all Lessees categorized in any Industry Group (determined as of the commencement of each Lease) exceeds (y) an amount equal to the product of (A) the Industry Concentration Percentage for such Industry Group times (B) the Adjusted Facility Amount (provided that, to the extent that a positive amount is calculated for any Industry Group under this clause (xiv), only the highest positive amount calculated for any single Industry Group pursuant to this clause (xiv) shall be deemed to be an “Excluded Assets Amount” under this clause (xiv) and all other amounts shall be disregarded); plus (xv) the Aggregate FMV of all Eligible Railcars which are, or which are subject to one or more Eligible Leases which are, subject to any Lien other than Permitted Liens; plus (xvi) the amount by which (x) the Aggregate FMV of all Eligible Railcars with an age from their respective date of manufacture equal to or greater than 20 years exceeds (y) 15.00% of the Adjusted Facility Amount; plus (xvii) the amount by which (x) the Aggregate FMV of all Eligible Railcars with an age from their respective date of manufacture equal to or greater than 10 years exceeds (y) 25.00% of the Adjusted Facility Amount; plus (xviii) the amount by which (x) the Aggregate FMV of all Eligible Railcars that are classified as tank cars and carry goods classified in Packing Group I or Packing Group II, as defined by the United States of America Department of Transportation, exceeds (y) 5.00% of the Adjusted Facility Amount; plus (xix) the Aggregate FMV of all Eligible Railcars which otherwise fail to meet the specifications and requirements established from time to time by, or are otherwise deemed excluded from the Borrowing Base by, the Agent, in each case in its reasonable discretion and following written notice by the Agent to each Facility Party of such specifications and/or requirements or deemed exclusions. “Facility Margin” means 185 basis points. “Facility Party” means each of the Manager and the Borrower, and “Facility Parties” means both of the foregoing. “Failed Lender” has the meaning set forth in Section 2.03(e). “Failed Loan” has the meaning set forth in Section 2.03(e). “Failed Loan Amount” has the meaning set forth in Section 2.03(e).

739866994 17557858 26 Fifth Amended and Restated Warehouse Loan Agreement “Fair Market Value” means, with respect to any Railcar, the lesser of (i) the Depreciated Appraised Value of such Railcar and (ii) the Depreciated Purchase Price of such Railcar. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements entered into in connection with the implementation of such Sections. “Federal Funds Rate” means for any day the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Credit Suisse AG, New York Branch, on such day on such transactions as determined by the Agent. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Financing Notice” means a notice in substantially the form of Exhibit A-4 hereto, with appropriate insertions. “Follow-On Lease” has the meaning specified in Section 6.12. “FRA” means the Federal Railroad Administration Rules and Regulations, as such regulations are amended from time to time, or corresponding provisions of future regulations. “Full Service Lease” means a Lease substantially in the form of Exhibit J-1 or Exhibit J-2 hereto. “Funding Date” means each date on which a Loan is made to the Borrower in accordance with this Agreement. “Funding Losses” has the meaning set forth in Section 3.04. “Funding Package” means with respect to each Railcar: (i) a copy of each related Lease; (ii) an Independent Appraisal, if required under Section 6.10; (iii) a Physical Inspection Report, if required under Section 6.10; (iv) the following information:

739866994 17557858 27 Fifth Amended and Restated Warehouse Loan Agreement (A) the Manufacturer, type and car number, including whether such Railcar is a Designated Type and the date of manufacture; (B) the Mark that is, or after acquisition by the Borrower will be applicable to such Railcar and the identity of the registered holder of such Mark; (C) the Lessee or proposed Lessee, if applicable, and the primary Industry in which such Railcar operates; (D) the seller of the Railcar and whether it is an Affiliate of the Borrower; (E) the proposed Purchase Price, the information on any material modifications (including, but not limited to, prospective material modifications) to the Railcar that relate to such Purchase Price and a written certification that, to the best of the Borrower’s knowledge and belief, such proposed Purchase Price does not exceed the fair market value of the Railcar; (F) the terms of the Lease or proposed Lease, if any, with respect to such Railcar, including, without limitation, the terms, Monthly Rent, maintenance reserves (if any), security deposit (if any), return conditions and if requested by the Agent, non-confidential information showing the basis for the decision to enter into the applicable Lease; (G) if TILC or any of its Affiliates then owns or owned such Railcar at any time prior to the purchase of such Railcar by the Borrower, (A) the dates of such ownership, (B) the purchase price paid by TILC and/or any such Affiliate for such Railcar and (C) such further information as the Agent may reasonably request; (H) search reports (or oral confirmation thereof) as of a recent date from all public offices (including, without limitation, the STB and the Office of the Registrar General of Canada) in which a filing or recording is required or would be effective to perfect a Lien on the interests of the Borrower or the applicable seller in such Railcar and any related Lease; and (I) if such Railcar is then subject to a Lien of record of any Person, information regarding all such Liens including, but not limited to, (A) the name of such lienholder, (B) a description of the collateral granted to such lienholder to secure each such Lien and (C) the payoff amount required to satisfy each such Lien; (v) a memorandum addressed to the Agent and each Lender describing all material differences, if any, between any related Lease and the applicable form of Lease attached hereto as Exhibit J-1, J-2, J-3 or J-4; and (vi) evidence satisfactory to the Agent that the insurances required by this Agreement are in effect in respect of such Railcar;

739866994 17557858 28 Fifth Amended and Restated Warehouse Loan Agreement provided that to the extent one or more Lease Documents relating to a Railcar that is or is intended to be subject to a Lease that will become a Portfolio Lease on the applicable Funding Date has not been executed at the time such Funding Package is delivered to the Agent, drafts of such documents may be included in such Funding Package, and provided, further, that if drafts of the foregoing are submitted, final versions of such documents must be received by the Agent at least three days prior to the applicable Funding Date. “GAAP” means at any time generally accepted accounting principles as then in effect in the United States, applied on a basis consistent (except for changes with which the independent public accountants of TILC have concurred) with the financial statements of TILC delivered to the Agent and each of the Lenders pursuant to Section 6.01(a) and (b). “Governmental Authority” means any federal, state, local, provincial or foreign government, authority, agency, central bank, quasi-governmental or regulatory authority, court or other body or entity, and any arbitrator with authority to bind a party at law. “Granting Lender” has the meaning specified in Section 11.06(h). “Guaranty Obligation” means, with respect to any Person, without duplication, any obligation (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guarantying, intended to guaranty, or having the economic effect of guarantying, any Debt of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Debt or other obligation or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of such indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Debt of such other Person, (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Debt or (iv) to otherwise assure or hold harmless the owner of such Debt or obligation against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Debt in respect of which such Guaranty Obligation is made. “Hedging Event” means: (i) the occurrence and continuation of any of the following at any time during the Availability Period: (A) on any Settlement Date, LIBOR commencing on such Settlement Date equals or exceeds 4.00%; or (B) on any Settlement Date, the Two Year USD Swap Rate equals or exceeds 4.00%; or (ii) at any time, the occurrence of any Event of Default or Manager Event of Default, or the occurrence of the Maturity Date.

739866994 17557858 29 Fifth Amended and Restated Warehouse Loan Agreement “Illegality Event” has the meaning specified in Section 3.02. “IBA” has the meaning specified in Section 1.03. “Increased Cost” has the meaning specified in Section 3.03(a). “Incremental Commitment” has the meaning set forth in Section 2.08(e). “Incremental Commitment Effective Date” has the meaning set forth in Section 2.08(e). “Incremental Lender” has the meaning set forth in Section 2.08(e). “Indemnified Liabilities” has the meaning set forth in Section 11.05. “Indemnified Taxes” has the meaning set forth in Section 3.01(a). “Indemnitee” has the meaning set forth in Section 11.05. “Independent Appraisal” means a document executed by an Independent Appraiser setting forth the Appraised Value of the item of equipment being appraised and the data and explanation, all in reasonable detail, supporting such Appraised Value. “Independent Appraiser” means RailSolutions, Inc., or, in substitution of the foregoing appraiser, any independent railcar appraisal expert of recognized standing selected by the Agent, with the consent of the Required Lenders, in consultation with, and reasonably satisfactory to, the Borrower; provided that no such consultations with, or satisfaction of, the Borrower shall be required so long as a Default, a Manager Event of Default or an Event of Default shall have occurred and be continuing. “Industry” means any industry listed in column I of Schedule A hereto. “Industry Concentration Percentage” means, with respect to an Industry Group, the percentages listed in column II of Schedule A hereto that correspond to the Industry of such Industry Group. “Industry Group” means Railcars that operate primarily in a particular Industry (as certified by each Facility Party in each Borrowing Base Certificate). “Insolvency Event” means any condition or event set forth in Section 9.01(g). “Insurance Management Agreement” means the Second Amended and Restated Insurance Management Agreement, substantially in the form of Exhibit I hereto, dated as of May 29, 2009, between the Borrower and the Manager. “Interchange Rules” means the interchange rules and supplements thereto promulgated by the A.A.R., as in effect from time to time. “Interest Period” means (i) initially, the period from the Amendment Closing Date to the first Calculation Date following the Amendment Closing Date, and (ii) thereafter, the period from

739866994 17557858 30 Fifth Amended and Restated Warehouse Loan Agreement the first day of the calendar month of each respective Interest Period to the Calculation Date of such Interest Period; provided that the final Interest Period shall end on but exclude the Termination Date. “Investment” in any Person means (i) the acquisition (whether for cash, property, services, assumption of Debt, securities or otherwise) of assets, Equity Interests, bonds, notes, debentures, time deposits or other securities of such other Person, (ii) any deposit with, or advance, loan or other extension of credit to or for the benefit of such Person (other than deposits made in connection with the purchase of equipment or inventory in the ordinary course of business) or (iii) any other capital contribution to or investment in such Person, including by way of Guaranty Obligations of any obligation of such Person, any support for a letter of credit issued on behalf of such Person incurred for the benefit of such Person or any release, cancellation, compromise or forgiveness in whole or in part of any Debt owing by such Person. “Joinder Agreement” means a joinder or similar agreement entered into by any Person (including any Lender) under Section 2.08(e) pursuant to which such Person shall provide an Incremental Commitment hereunder and (if such Person is not then a Lender) shall become a Lender party hereto. “Lease” means, with respect to any Railcar, (i) any lease entered into by the Borrower, as lessor, and any and all supplements and amendments related thereto or (ii) any such lease transferred to the Borrower pursuant to a Sale Agreement. “Lease Default” means the occurrence of any default (other than a default which has been waived in compliance with Section 7.14, excluding the proviso therein) under a Lease which is not or has not become, through the giving of notice and/or passage of time or otherwise, a Lease Event of Default. “Lease Documents” means (i) each of the Leases, Notices of Lease Assignments and Sale Agreements and (ii) each other document, certificate or opinion delivered or caused to be delivered to or for the benefit of the Borrower pursuant thereto. “Lease Event of Default” means any default (other than a default which has been waived with the specific written consent of the Agent under Section 7.14, excluding the proviso thereof) under a Lease which, through the giving of notice, the passage of time or otherwise, has become an “event of default” or similar term (as defined and used in such Lease) thereunder, it being the intention that a Lease Event of Default shall mean a default under a Lease as to which the cure period, if any, has expired or which has no cure period. “Lender” means each Committed Lender, Conduit Lender and each Eligible Assignee which acquires or funds a Commitment or Loan pursuant to Section 11.06(b) or 11.06(h), and their respective successors. “Lessee” means any lessee under any Lease. “Lessee Consent” means, with respect to any Lease, a consent, executed by the respective Lessee, to the assignment of such Lease to the Borrower and to the grant of the security interest in such Lease to the Collateral Agent, in each case without any material qualifications.

739866994 17557858 31 Fifth Amended and Restated Warehouse Loan Agreement “LIBOR” means: (a) for any Interest Period, the rate per annum equal to the rate determined by the Agent to be the offered rate that appears on the page of the Reuters screen (or any successor thereto) that displays the ICE Benchmark Rates for one-month deposits in Dollars (for delivery on the first day of such Interest Period), determined as of approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period; or (b) if the rate referred to in clause (a) above does not appear on such Reuters page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Agent to be the offered rate that appears on such other page or service that displays the ICE Benchmark Rates for one-month deposits in Dollars (for delivery on the first day of such Interest Period), determined as of approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period; or (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Agent as the rate of interest (rounded upwards to the next 1/16th of 1%) at which one-month deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Loans held by Credit Suisse AG, New York Branch, as would be offered by the principal London Office of Credit Suisse to major banks in the offshore Dollar market at their request at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period; or (d) if the rates referenced in the preceding clauses (a), (b) and (c) are not available or are not established for any reason for any Interest Period, “LIBOR” shall equal the Corporate Base Rate for each day during such Interest Period; provided, that, if the result of the foregoing is that LIBOR would be a rate less than zero for any Interest Period, it shall be deemed to be zero for such Interest Period. “Lien” means, with respect to any asset, any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement or memorandum of lien under the Uniform Commercial Code or comparable laws of any jurisdiction), including the interest of a purchaser of accounts receivable, chattel paper, payment intangibles or promissory notes. For the avoidance of doubt, a security interest granted by a Lessee on such Lessee’s leasehold interest with respect to any Railcar shall not be a “Lien” for purposes of this Agreement so long as such grant would not entitle the grantee to any interest in such Railcar (other than an interest in the Lessee’s leasehold interest as evidenced by the Lease) under Applicable Law. “Liquidity Fee” has the meaning set forth in Section 2.09.

739866994 17557858 32 Fifth Amended and Restated Warehouse Loan Agreement “Liquidity Reserve Account” means the Liquidity Reserve Account established by the Depositary pursuant to the Depository Agreement. “Liquidity Reserve Target Amount”, as calculated on any Calculation Date, means an amount equal to six (6) times the sum of (i) the aggregate interest expense payable on the Loans for the Interest Period ending on such Calculation Date (which shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each) minus (ii) any amounts (other than any Derivatives Termination Value) owed to the Borrower as of the related Settlement Date under any Derivatives Agreement plus (iii) any amounts (other than any Derivatives Termination Value) owed by the Borrower as of the related Settlement Date under any Derivatives Agreement (for purposes of this calculation, the amounts referred to in clauses (ii) and (iii) shall only include amounts accruing during the Interest Period as to which the amount in clause (i) is computed). “Loan” means a loan made under Section 2.01. “Loan Documents” means this Agreement, the Notes and the Collateral Documents, collectively, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto, in each case as the same may be amended, modified or supplemented from time to time. “Maintenance Reserve Account” means the Maintenance Reserve Account established by the Depositary pursuant to the Depository Agreement. “Majority Lenders” means, collectively, Lenders whose aggregate Credit Exposure constitutes more than 50.00% of the Credit Exposure of all Lenders at such time. “Management Agreement” means the Fourth Amended and Restated Operation, Maintenance, Servicing and Remarketing Agreement, substantially in the form of Exhibit H hereto, dated as of March 15, 2018, among the Borrower, the Agent and the Manager, as amended on the Amendment Closing Date. “Management Documents” means the Management Agreement, the Insurance Management Agreement, the Administrative Services Agreement and the Marks Company Servicing Agreement, collectively. “Manager” means TILC, and its successors and permitted assigns. “Manager Advances” means any advance (other than any advance giving rise to a Reimbursement Amount) made by the Manager (from time to time in the Manager’s sole discretion) to the Borrower in respect of one or more delinquent Lease payments which the Manager reasonably determines will ultimately be recoverable to be deposited in the Collection Account on any Settlement Date or otherwise. Outstanding Manager Advances shall bear interest at a rate per annum equal to the Applicable Rate and shall be repaid on each Settlement Date in the order of priority of payments set forth in the applicable provisions of Section 2.07(c). “Manager Default” means a “Manager Default” as defined in the Management Agreement.

739866994 17557858 33 Fifth Amended and Restated Warehouse Loan Agreement “Manager Event of Default” means a “Manager Event of Default” as defined in the Management Agreement. “Manager’s Fee” means as of any Settlement Date an amount equal to (i) the Reimbursable Amounts and (ii) either (a) the Base Component, without giving effect to any adjustment, amendment or other modification thereto not expressly approved in writing by the Agent (acting with the prior written consent of the Required Lenders), if the Manager is TILC or one of its Affiliates or (b) the Monthly Rent actually collected under each Portfolio Lease by the Manager on behalf of the Company for such calendar month multiplied by either (x) such other percentage as may be agreed among the Successor Manager, the Borrower and the Required Lenders, if the Agent or one of its Affiliates is the Manager or (y) such other percentage as may be agreed among the Successor Manager, the Borrower and each of the Committed Lenders, if the Manager is not TILC, the Agent or one of their Affiliates. “Manufacturer” means the relevant manufacturer of each Railcar. “Margin Stock” means “margin stock” as such term is defined in Regulation U. “Market Disruption Event” has the meaning set forth in Section 3.05. “Marks” means identification marks of Railcars. “Marks Company” means Trinity Marks Company, a Delaware statutory trust, and its successors. “Marks Company Delaware Trustee” means Wilmington Trust Company, in its capacity as Delaware trustee for the Marks Company, and its successor or successors in such capacity. “Marks Company Interests” means all beneficial interests, including, without limitation all special units of beneficial interests, now or hereafter issued to or for the benefit of the Borrower representing the right of the Borrower to receive payments of all Railroad Mileage Credits received by the Marks Company in respect of Portfolio Railcars. “Marks Company Servicing Agreement” means the Management and Servicing Agreement dated as of May 17, 2001 between TILC and the Marks Company, as amended by the First Amendment to the Management and Servicing Agreement, dated as of December 28, 2001, between TILC and the Marks Company. “Marks Company Trust Agreement” means the Second Amended and Restated Marks Company Trust Agreement dated as of May 17, 2001 between TILC, as Settlor, UTI Trustee and Initial Beneficiary, and Wilmington Trust Company, as Delaware Trustee. “Material Adverse Effect” means, with respect to any Facility Party, any event or circumstance which will have a material adverse effect, individually or in the aggregate with other events or circumstances, on (i) the operations, business, properties or condition (financial or otherwise) of any Facility Party (after taking into account any applicable insurance and any applicable indemnification (to the extent the provider of such insurance or indemnification has the financial ability to support its obligations with respect thereto and is not disputing or refusing to

739866994 17557858 34 Fifth Amended and Restated Warehouse Loan Agreement acknowledge the same)), considered either individually or as a whole, (ii) the ability of any Facility Party to consummate the transactions contemplated hereby to occur on the Closing Date or the Amendment Closing Date, (iii) the ability of any Facility Party to perform any of its obligations under any Transaction Document, (iv) the validity or enforceability of the rights and benefits of the Lenders under any Transaction Document, (v) the collectability of all or a material portion of the receivables originated by, or transferred to, such Person or the collections or related rights related thereto or any other Collateral, or (vi) the ability of the Manager, or any replacement or successor to it, to service or administer the Railcars, receivables, collections or related security. “Maturity Date” means the date that is the first anniversary of the Revolving Termination Date. “Maximum Advance Rate” means, as of any date of calculation, (x) 75.0% (if the weighted average age of all the Eligible Railcars that are Portfolio Railcars from their respective dates of manufacture is less than or equal to ten (10) years) or (y) 72.50% (if the weighted average age of all the Eligible Railcars that are Portfolio Railcars from their respective dates of manufacture is greater than ten (10) years). “Measuring Period”, as determined with respect to any Settlement Date, means the period from the second preceding Calculation Date to the then most recent Calculation Date. “Mixed Rider” means a Rider that covers not only Railcars owned by the Borrower but also railcars owned by one or more other owners. “Modifications and Improvements Account” means the Modifications and Improvements Account established by the Depositary pursuant to the Depository Agreement. “Monthly Depreciation” means with respect to any Measuring Period, the aggregate depreciation expense of the Borrower for such Measuring Period in respect of the Portfolio Railcars, calculated for each such Portfolio Railcar based upon the Original Purchase Price therefor paid by the Borrower (in the case of Portfolio Railcars purchased by the Borrower from a seller other than TILC) or TILC (in the case of Portfolio Railcars transferred to the Borrower under the Asset Contribution and Purchase Agreement), using the straight-line method of depreciation and assuming a 10.00% residual value and a useful life of 35 years from the date of manufacture according to the following: Monthly Depreciation = ULM R ULM AR OPP )1( )1( 1 − × ×− − Where: “OPP” equals the Original Purchase Price with respect to such Portfolio Railcar; “R” equals 0.10 (the residual value of any Portfolio Railcar); “A” equals the age of such Portfolio Railcar, as of the Funding Date with respect to such Portfolio Railcar, expressed in months since date of manufacture; and

739866994 17557858 35 Fifth Amended and Restated Warehouse Loan Agreement “ULM” equals 420 (the useful life of any Portfolio Railcar, expressed in terms of months). “Monthly Rent” means the aggregate amount of monthly “Basic Rent” payments (or other similar term used to describe scheduled monthly payments) actually paid by each Lessee under the applicable Lease plus the aggregate amount (if any) applied from Security Deposits to cover such “Basic Rent” payments; provided that if any Lease requires scheduled payments of rent other than on a monthly basis, an amount of such rent shall be allocated to each month on a pro rata basis for the purpose of determining the aggregate amount of “Monthly Rent”. “Monthly Report” means a report by the Manager in substantially the form of Exhibit A-5 hereto or such other form as may hereafter be agreed by the Required Lenders, the Manager and the Agent, with appropriate insertions, or with such other non-material changes as may be reasonably agreed to by the Agent. “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Net Cash Proceeds” means: (i) with respect to any Asset Disposition (other than pursuant to a Securitization), (A) the gross amount of cash proceeds (including Casualty Proceeds and Condemnation Awards in the case of any Event of Loss or Condemnation) actually paid to or actually received by the Borrower in respect of such Asset Disposition (including any cash proceeds received as income or other proceeds of any noncash proceeds of any Asset Disposition as and when received), less (B) the sum of (x) the amount, if any, of all Taxes (other than income Taxes) (to the extent that the amount of such Taxes shall have been set aside for the purpose of paying such Taxes when due), and customary fees, brokerage fees, commissions, costs and other expenses (excluding all such fees, brokerage fees, commissions, costs and other expenses payable to any Affiliates of the Borrower other than as reimbursement for such amounts incurred for the benefit of the Borrower and paid by such Affiliates to unrelated third parties on behalf of the Borrower) that are incurred in connection with such Asset Disposition and are payable by the Borrower, but only to the extent not already deducted in arriving at the amount referred to in clause (i)(A) above, plus (y) appropriate amounts that must be set aside as a reserve in accordance with GAAP against any liabilities associated with such Asset Disposition; and (ii) with respect to any Securitization, the gross amount of cash proceeds paid to or received by the Borrower in respect of the closing of such Securitization, net of underwriting discounts and commissions or placement fees, investment banking fees, legal fees, consulting fees, accounting fees and other customary fees and expenses directly

739866994 17557858 36 Fifth Amended and Restated Warehouse Loan Agreement incurred by the Borrower in connection therewith (other than those payable to any Affiliate of the Borrower). “Net Lease” means a Lease substantially in the form of Exhibit J-3 or Exhibit J-4 hereto. “Non-Delaying Lender” has the meaning set forth in Section 2.03(f). “Non-Severable Mixed Rider” means a Mixed Rider that does not contain a Designated Severability Clause. “Non-U.S. Lender” has the meaning set forth in Section 3.01(d). “Note” means a promissory note, substantially in the form of Exhibit B hereto, evidencing the obligation of the Borrower to repay outstanding Loans, as such note may be amended, modified, supplemented, extended, renewed or replaced from time to time. “Notice of Borrowing” means a request by the Borrower for a Borrowing, substantially in the form of Exhibit A-2 hereto. “Notice of Lease Assignment” means a Notice of Lease Assignment, substantially in the form of Exhibit E-4 hereto. “Obligations” means, at any date, (i) all Credit Obligations and (ii) all Derivatives Obligations of the Borrower owed or owing to any Derivatives Creditor. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Organization Documents” means: (i) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (ii) with respect to any limited liability company, the certificate of formation and operating agreement (or articles of organization, as the case may be); and (iii) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state or other jurisdiction of its formation, in each case as amended from time to time. “Original Purchase Price” means, with respect to any Railcar at any time, the original purchase price of such Railcar paid by the Borrower (in the case of Railcars purchased by the Borrower from a seller other than TILC) or TILC (in the case of Railcars transferred to the Borrower under the Asset Contribution and Purchase Agreement). “Other Taxes” has the meaning set forth in Section 3.01(b). “Part” or “Parts” means all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature, which may from time to time be installed on, incorporated in or attached to, a Railcar and, so long as such items remain subject to this

739866994 17557858 37 Fifth Amended and Restated Warehouse Loan Agreement Agreement, all such items which are subsequently removed therefrom and which are owned by the Borrower. “Participant Register” has the meaning set forth in Section 11.06(e). “Patriot Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended and supplemented from time to time. “Payment Notice/Lessor Rights Notice” has the meaning set forth in the Form of Payment Notice/Lessor Rights Notice in the form of Exhibit E-3 hereto. “PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any entity succeeding to any or all of its functions under ERISA. “Pension Plan” means an “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years. “Perfection Certificate” means a certificate, substantially in the form of Exhibit E-2 to this Agreement, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Agent and duly executed by a Responsible Officer of the Borrower or TILC, as applicable. “Permit” means any license, permit, franchise, right or privilege, certificate of authority or order, or any waiver of the foregoing, issued or issuable by any Governmental Authority. “Permitted Liens” means with respect to any Portfolio Railcar: (i) the Liens granted by the Borrower to the Collateral Agent under the Loan Documents; (ii) the respective rights of a Lessee under the Lease with respect to such Portfolio Railcar (including, for the avoidance of doubt, the rights of any sublessee of the Lessee, to the extent such sublease was entered into in accordance with the Lease); (iii) Liens for Taxes payable by the Borrower either not yet due or being contested in good faith by appropriate proceedings diligently conducted so long as (x) such proceedings do not involve any imminent danger of the sale, forfeiture or loss of such Portfolio Railcar or any interest therein and (y) adequate reserves (maintained on a fleet-wide basis for all Railcars owned by TILC and its Subsidiaries) have been established in accordance with GAAP with respect to such Taxes; (iv) materialmen’s, suppliers’, mechanics’, workmen’s, repairmen’s, employees’ or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is being contested in good faith by appropriate proceedings diligently conducted so long as (x) such proceedings do not involve any imminent danger of the sale, forfeiture or loss of such Portfolio Railcar or any interest therein and (y) adequate reserves (maintained on a fleet-wide basis for all Railcars owned by TILC and its Subsidiaries) have been established in accordance with GAAP with respect to such amounts; (v) Liens arising out of judgments or awards against the Borrower that do not give rise to any Default or Event of Default and with respect to which there shall have been secured a stay of execution pending such appeal

739866994 17557858 38 Fifth Amended and Restated Warehouse Loan Agreement or review; and (vi) customary salvage and similar rights of insurers under policies of insurance maintained with respect to the Collateral. “Person” means an individual, a corporation, a partnership, an association, a limited liability company, a trust or an unincorporated association or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof. “Physical Inspection Report” means with respect to each Railcar, a physical inspection report of an independent inspector mutually acceptable to the Borrower and the Agent, which report shall set forth, among other things, any material unrepaired damage or maintenance deficiencies and the total number of hours and miles with respect to such Railcar. “Portfolio” means, collectively, all of the Portfolio Railcars and the Portfolio Leases. “Portfolio Lease” means a Lease with respect to a Portfolio Railcar. “Portfolio Railcar” means a Railcar which is owned by the Borrower and which has been funded in whole or in part by a Loan hereunder or included as a Replacement Railcar or otherwise added to the Portfolio in accordance with Sections 2.02(a) and (b) and not released from the Lien of the Security Agreement pursuant to Section 8.12 of the Security Agreement or otherwise. “Prohibited Nations Acts” means the Trading with the Enemy Act, 50 U.S.C. app. §§ 1-44 (2006), the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701- 1707 (2006), the USA Patriot Act, the Cuban Liberty and Democratic Solidarity Act (Helms-Burton Act), Pub. L. No. 104-114, 110 Stat. 785 (1996), related regulations issued by OFAC or the U.S. Department of State, including the Cuban Assets Control Regulations in each case as may be amended or updated from time to time, and any similar acts or governmental actions of the United States to the extent applicable (including but not limited to economic or financial sanctions, sectoral sanctions, trade embargoes and anti-terrorism laws). “Protected Party” means, without duplication, the Agent, the Collateral Agent, the Depository, each Creditor, each Support Party and any participant, successor or permitted assign of any thereof. “Purchase Price” means, with respect to any Railcar, the aggregate purchase price payable by the Borrower under the applicable Sale Agreement for such Railcar, as such purchase price is certified in the applicable Request. “Railcar” means a covered hopper car, tank car, boxcar, flat car or other railcar or unit of railroad rolling stock (other than a locomotive), including (i) any and all Parts relating thereto and (ii) any Replacement Railcars and any and all Parts relating thereto, together with any and all accessions, additions, improvements and replacements from time to time incorporated or installed in any item thereof and together with all options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights and indemnifications relating to any of the foregoing. “Railcar Documentation” means with respect to each Railcar, (i) the documents (including microfilm), data, manuals, diagrams and other written information originally furnished by the

739866994 17557858 39 Fifth Amended and Restated Warehouse Loan Agreement Manufacturer and/or the seller thereof on or about the relevant Funding Date, (ii) the documents, records, logs and other data maintained (or required to be maintained) in respect of the Railcars pursuant to the terms of Leases related to such Railcars during the term of such Leases, (iii) the documents, records, logs and other data maintained (or required to be maintained) in respect of the Railcars pursuant to any Applicable Law and (iv) the documents, records, logs and other data maintained (or recommended to be maintained) in respect of the Railcars pursuant to the applicable Manufacturer’s recommendations. “Railroad Mileage Credits” means the mileage credit payments made by the railroads under their applicable tariffs to the owner of the Marks on the Railcar. “Register” has the meaning set forth in Section 11.06(d). “Regulation O, T, U or X” means Regulation O, T, U or X, respectively, of the Board of Governors of the Federal Reserve System as amended, or any successor regulation. “Reimbursable Amounts” has the meaning set forth in the Management Agreement. “Reimbursement Amount” has the meaning specified in Section 2.07(c)(i). “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Replacement Railcar” means (i) with respect to any Lease, a Railcar that qualifies under the terms of such Lease to replace a Railcar subject to such Lease and to thereby become a “car” as defined in such Lease and (ii) with respect to any Railcars not subject to a Lease, a Railcar or Railcars having (in the aggregate), in the reasonable judgment of the Agent, a Depreciated Purchase Price, age and utility at least equal to, and being in at least as good an operating and maintenance condition as, and having been maintained in a substantially similar or better manner as, the Railcar being replaced (assuming that such Railcar had been maintained in accordance with this Agreement). “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived. “Request” means a Request in substantially the form attached hereto as Exhibit A-1, with appropriate insertions, or with such other changes as may be reasonably agreed to by the Agent. “Required Lenders” means, collectively, Lenders whose aggregate Credit Exposure constitutes more than 66-2/3% of the Credit Exposure of all Lenders at such time. “Required Time Period” means: (i) in respect of any Hedging Event listed in clauses (i)(A) or (i)(B) of the definition thereof, the period of 20 Business Days from (but excluding) the Settlement Date on which such event occurs; and

739866994 17557858 40 Fifth Amended and Restated Warehouse Loan Agreement (ii) in respect of any Hedging Event listed in clause (ii) of the definition thereof, the period of 10 Business Days from (but excluding) the date such event occurs. “Responsible Officer” means with respect to any Facility Party, the president, any vice president, chief financial officer, treasurer or assistant treasurer of such Facility Party (or, in the case of a Facility Party which is a partnership, limited liability company or trust, any such officer of the general partner, manager, trustee or Person performing similar management functions in respect thereof). Any document delivered hereunder that is signed by a Responsible Officer of a Facility Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Facility Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Facility Party. “Restricted Payment” means (i) any dividend or other distribution, direct or indirect, on account of any class of Equity Interests or Equity Equivalents of the Borrower, now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of Equity Interests or Equity Equivalents of the Borrower, now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any class of Equity Interests or Equity Equivalents of the Borrower, now or hereafter outstanding, and (iv) any loan, advance, tax sharing payment or indemnification payment to, or investment in, any Affiliate of the Borrower. “Revolving Termination Date” means the earlier of (i) March 15, 2024, or such later date to which the Revolving Termination Date may have been extended pursuant to Section 2.08, (ii) unless waived by the Required Lenders, the date upon which any Manager Event of Default shall occur or (iii) such earlier date upon which the Commitments shall have been terminated in their entirety in accordance with this Agreement. “Rider” means a schedule or rider to a master lease agreement between the lessor thereunder and a lessee that evidences the lease transaction in respect of the individual railcars listed thereon, as contemplated in such master lease agreement. “S&P” means Standard & Poor’s Ratings Services, a division of McGraw Hill Financial, a New York corporation, and its successors. “Sale Agreement” means, with respect to any Railcar and related Lease, if applicable, the Asset Contribution and Purchase Agreement, or such other agreement or agreements, in each case in form and substance acceptable to the Agent in its reasonable discretion, between the applicable seller thereof and the Borrower as shall provide for the purchase of such Railcar and related Lease, if applicable, by the Borrower. “Sanctioned Person” means: (a) any Person that is, or is majority owned or Controlled by Persons that are, the subject of Sanctions; (b) a legal entity that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Persons; or (c) any other Person with whom a U.S. Person may not engage in transactions under any Prohibited Nations Act in the absence of general or specific governmental authorization. “Sanctions” has the meaning assigned to such term in Section 5.27.

739866994 17557858 41 Fifth Amended and Restated Warehouse Loan Agreement “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Securitization” means any asset-backed offering sponsored by the Borrower, TILC and/or their Affiliates, and involving all or any of the Portfolio Railcars and Portfolio Leases. “Security Agreement” means the Second Amended and Restated Security Agreement, substantially in the form of Exhibit E-1 hereto, dated as of May 29, 2009, between the Borrower, the Collateral Agent and the Agent, as amended on the Amendment Closing Date. “Security Deposit” means any cash held by or for the benefit of the Borrower as a “security deposit” (or other similar term) pursuant to any Lease. “Settlement Date” means the 15th calendar day of each calendar month; provided that if such day is not a Business Day, the applicable “Settlement Date” shall be the next succeeding Business Day. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website. “Solvent” means, with respect to any Person as of a particular date, that on such date (i) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature in their ordinary course, (iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (v) the aggregate fair saleable value (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the assets in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions) of the assets of such Person will exceed its debts and other liabilities (including contingent, subordinated, unmatured and unliquidated debts and liabilities). For purposes of this definition, “debt” means any liability on a claim, and “claim” means (i) a right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (ii) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right is an equitable remedy, is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. “Specialty Railcar” means a Railcar with a non-standard design and specification which is produced in a limited production run and whose application is limited to a small number of end-users.

739866994 17557858 42 Fifth Amended and Restated Warehouse Loan Agreement “STB” means the United States Surface Transportation Board and its successors. “Step-Up Margin” means a rate per annum equal to 100 basis points, which will increase cumulatively by an additional 25 basis points on the third Settlement Date following the Revolving Termination Date and on each third Settlement Date thereafter. “Subsidiary” means with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, more than 50.00% of the total voting power of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or business entity other than a corporation, more than 50.00% of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have more than 50.00% ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated more than 50.00% of partnership, association or other business entity gains or losses or shall be or control the managing director, manager or a general partner of such partnership, association or other business entity. “Successor Manager” has the meaning set forth in the Management Agreement. “Support Facility” shall mean any liquidity or credit support agreement or other facility with a Conduit Lender which relates, either generally or specifically, to this Agreement (including any agreement to purchase an assignment of or participation in, or to make loans or other advances in respect of, Notes or Loans). “Support Party” shall mean any bank, insurance company or other entity extending or having a commitment to extend funds to or for the account of a Conduit Lender (including by agreement to purchase an assignment of or participation in, or to make loans or other advances in respect of, Notes or Loans) under a Support Facility. “Taxes” has the meaning set forth in Section 3.01. “Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Termination Date” means the date on which all outstanding Credit Obligations of the Borrower have been repaid in full, the Revolving Termination Date has occurred and all Commitments have been terminated. “TILC” means Trinity Industries Leasing Company, a Delaware corporation, and its successors and permitted assigns. “TILC Change of Control” means the occurrence of any event as a result of which Trinity ceases to own, directly or indirectly, 100% of the Equity Interests of TILC.

739866994 17557858 43 Fifth Amended and Restated Warehouse Loan Agreement “Transaction Documents” means the Loan Documents and the Management Documents, collectively. “Treasury Regulations” means the regulations, including temporary and proposed regulations, promulgated by the United States Department of Treasury with respect to the Code, as such regulations are amended from time to time, or corresponding provisions of future regulations. “Trinity” means Trinity Industries, Inc., a Delaware corporation, and its successors and permitted assigns. “Trinity Mark” means a Mark designated “TILX” or “TIMX” or any other railcar Mark designation registered with the A.A.R. under the name of Trinity Marks Company. “Two Year USD Swap Rate” means, on any Settlement Date, the rate calculated by the Agent on such Settlement Date as the fixed rate which would be payable by a fixed rate payer (exclusive of credit spreads) in exchange for floating rate payments equal to LIBOR under a two- year United States Dollar interest rate swap agreement, with monthly settlement, having a notional amount equal to the outstanding principal amount of the Loans on such Settlement Date. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unfunded Pension Liability” means at any date the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year. “United States” means the United States of America, including the States and the District of Columbia but excluding its territories and possessions. “Unused Committed Amount” means, as of any date of determination, the amount by which (i) the then applicable Committed Amount exceeds (ii) the aggregate principal amount of all outstanding Loans as of such date. “U.S. Person” means: (a) a U.S. citizen, (b) a U.S. resident, (c) an individual or entity located in the United States, (d) an entity organized under U.S. law, or (e) an entity owned or controlled by any of the above. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. SECTION 1.02 Computation of Time Periods and Other Definitional Provisions. For purposes of computation of periods of time hereunder, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”. All references to time herein shall be references to Eastern Standard time or Eastern Daylight time, as the case may be,

739866994 17557858 44 Fifth Amended and Restated Warehouse Loan Agreement unless specified otherwise. References in this Agreement to Articles, Sections, Schedules, Appendices or Exhibits shall be to Articles, Sections, Schedules, Appendices or Exhibits of or to this Agreement unless otherwise specifically provided. Unless the context otherwise requires, a reference to any agreement or other contract includes supplements, modifications or amendments thereto. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. SECTION 1.03 Rates; LIBOR Notification. The interest rate on Adjusted Eurodollar Rate Loans is determined by reference to the ICE Benchmark Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022 or at some point thereafter, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Adjusted Eurodollar Rate Loans for one or more currencies available for borrowing hereunder. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, Section 2.15 provides a mechanism for determining an alternative rate of interest. The Agent will promptly notify the Borrower, pursuant to Section 2.15, of any change to the reference rate upon which the interest rate on Adjusted Eurodollar Rate Loans is based. However, the Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “Adjusted Eurodollar Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.15, whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.15, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the Adjusted Eurodollar Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability. ARTICLE II THE CREDIT FACILITY SECTION 2.01 Commitment to Lend. (a) Each Committed Lender severally agrees, subject to the Agent’s determination that the terms and conditions of Sections 2.02 and 4.03 applicable to any Funding Date have been (i) satisfied or, (ii) solely to the extent permitted by the last sentence of this clause (a) temporarily waived by the Agent, which waiver shall last for a period of no longer than 5 Business Days, or, (iii) in all other cases, waived by the Agent and all of the Lenders, and on the other terms and conditions set forth in this Agreement, to make Loans to the Borrower pursuant to this Section 2.01 on each Funding Date during the Availability Period

739866994 17557858 45 Fifth Amended and Restated Warehouse Loan Agreement in order to fund the acquisition of Railcars and related Leases by the Borrower on such Funding Date. The Loans advanced on any Funding Date with respect to any Railcars and related Leases shall not: (i) in the case of any Committed Lender, exceed (after giving effect to all Loans of such Committed Lender and any Conduit Lender designated by such Committed Lender repaid concurrently with the making of such Loans) its Available Commitment; (ii) exceed the lesser of (A) the Unused Committed Amount and (B) the sum of (1) the product of: (x) the Maximum Advance Rate, or up to 100.00% if the aggregate amount of the Loans which would be outstanding, after giving effect to the Loans to be advanced on such Funding Date is equal to or less than the Borrowing Base; and (y) the Aggregate FMV with respect to all the Eligible Railcars to be added to the Portfolio on such Funding Date and that are subject to a Net Lease or a Full Service Lease on such Funding Date; plus (2) the product of: (x) 50.00%, or up to 100.00% if the aggregate amount of the Loans which would be outstanding, after giving effect to the Loans to be advanced on such Funding Date is equal to or less than the Borrowing Base; and (y) the Aggregate FMV with respect to all the Eligible Railcars to be added to the Portfolio on such Funding Date and that are not subject to a Net Lease or a Full Service Lease on such Funding Date; or (iii) when added to the aggregate amount of the Loans then outstanding (after giving effect to all Loans repaid concurrently with the making of such Loans), exceed the lesser of (A) the Committed Amount and (B) the Borrowing Base (after giving effect to the addition to and/or removal of the respective Aggregate FMV of any Eligible Railcars to be added to or removed from the Portfolio on such Funding Date). Each Borrowing shall be in a minimum aggregate principal amount of $5,000,000, in the case of the first Borrowing hereunder, or $1,000,000, in the case of subsequent Borrowings, and shall be made from the several Committed Lenders ratably in proportion to their respective Commitments. The Lenders have no obligation to make any Loan hereunder except as expressly set forth in this Agreement. Within the foregoing limits, the Borrower may borrow under this Section 2.01, repay, or, to the extent permitted by Section 2.07, prepay, Loans and reborrow under this Section 2.01. In connection with the transactions on any Funding Date, the Agent may in its sole discretion grant the Borrower a temporary waiver for a specified period of time (which, for the avoidance of doubt, shall last for a period of no longer than 5 Business Days) to perform its obligations under clauses (i) or (ii) of the penultimate sentence of clause (c) of Section 2.02 and to fulfill the conditions set forth in Section 4.03 (other than clauses (a), (b), (c), (d), (f), (g), (m), or (n) thereof).

739866994 17557858 46 Fifth Amended and Restated Warehouse Loan Agreement (b) Notwithstanding any other provision of this Agreement which requires Borrowings to be made from the Committed Lenders (or from their related Conduit Lenders) ratably in proportion to the respective Commitments of such Committed Lenders, or which requires payments of principal and interest on the Loans to be made and allocated, or Loans to be continued or converted, based on Commitment Percentages rather than outstanding principal amounts: (i) if, as a result of any increase in a Committed Lender’s Commitment, its Commitment Percentage is greater than the percentage which the Loans of such Committed Lender and its related Conduit Lenders constitutes of the aggregate outstanding Loans of all Lenders, then any further Borrowing will be made from such Committed Lender and its related Conduit Lenders on a non-pro-rata basis until their outstanding Loans constitute the same percentage of all the outstanding Loans as such Committed Lender’s Commitment Percentage, (ii) payments of principal and interest on the Loans will be made to the Lenders according to the respective outstanding principal amounts of such Loans, and (iii) outstanding Loans will be continued and converted according to their outstanding principal amounts rather than the Committed Percentages of the applicable Lenders. SECTION 2.02 Procedures for Borrowing. (a) Requests; Delivery of Funding Packages. The Borrower may from time to time provide the Agent with a Request, signed by a Responsible Officer of the Borrower, to add additional Railcars and related Leases to the Portfolio. Concurrent with the delivery of the Request, the Borrower shall deliver to the Agent the Funding Package for each such Railcar. The Borrower shall also set forth in such Request for each Lease in effect prior to the proposed Funding Date, a statement that, to the knowledge of the Facility Parties, (i) the Lessee has made rent payments on time (giving effect to any applicable grace periods) under such Lease or, if not, a description of any late payments of which any Facility Party is aware during the one-year period (or shorter period, if the term of such Lease commenced less than one year prior to the date of such Request) prior to the date of such Request and a summary description of any earlier such defaults, if any, of which any Facility Party is aware and (ii) no Lease Default or Lease Event of Default under such Lease has occurred during the one-year period (or shorter period, if the term of such Lease commenced less than one year prior to the date of such Request), prior to the date of such Request or, if that is not the case, a description of any such Lease Default or Lease Event of Default of which any Facility Party is aware. The Borrower shall supplement the Request with whatever additional information the Agent reasonably requests about the proposed transaction. (b) Determination of Acceptability by the Agent. Subject to the terms and conditions of this Section 2.02 and Section 4.03 applicable to any Funding Date either (i) being satisfied or (ii) solely to the extent permitted by the last sentence of Section 2.01(a), temporarily waived by the Agent, the Agent shall determine, with exercise of its sole discretion, whether or not to include each Railcar and Lease described in any Request and related Funding Package in the

739866994 17557858 47 Fifth Amended and Restated Warehouse Loan Agreement Portfolio; provided that, in the case of any Railcar of any Designated Type which, if included in the Portfolio, would cause the Aggregate FMV of all Portfolio Railcars of such Designated Type to exceed 30.00% of the Committed Amount, the written approval of the Agent (acting with consent of all the Lenders) shall be required to approve such Railcar for inclusion in the Portfolio. Within three Business Days of receipt of the Request and a complete Funding Package with respect to such Railcar, the Agent shall inform the Borrower if the Railcar and Lease referred to in the Request and Funding Package may be added (subject to the terms and conditions of this Agreement) to the Portfolio. In exercising its discretion to determine whether to include a transaction that is the subject of a Request in the Portfolio, the Agent shall consider the following factors, among others: the current and future anticipated value of the Railcar, the current and anticipated users of the Railcar and maintenance issues related to the Railcar; the credit quality of the proposed Lessee, its ability to perform its obligations under the proposed Lease, its performance record with respect to other leases and debt obligations and its maintenance and operational standards; whether the transaction is appropriate to be included in a Securitization; and whether the Securitization contemplated by the Borrower can be completed prior to the Maturity Date. (c) Notice of Borrowings. Upon approval by the Agent (with the consent of the Required Lenders, if required) of a Railcar and any related Lease to be added to the Portfolio in accordance with Section 2.02(b) (but in any event no more frequently than once in any week), the Borrower may, subject to the terms and conditions of this Agreement, borrow Loans in respect of each such Railcar and related Lease which is an Eligible Railcar and/or Eligible Lease, as applicable. In such event, the Borrower shall give the Agent a Notice of Borrowing not later than 11:00 A.M. on the second Business Day prior to the date of the proposed Funding Date, specifying: (i) the proposed Funding Date of such Borrowing, which shall be a Business Day no earlier than 5 Business Days (unless otherwise approved by the Agent) following receipt by the Agent of the Request and a complete Funding Package with respect to each Railcar; (ii) the aggregate amount of the Borrowing to be made on such Funding Date; and (iii) a description of the Eligible Railcars to be financed and the Eligible Lease(s) to be pledged on such Funding Date (which may be by cross reference to or attachment of the related Request); and attaching a pro forma Borrowing Base Certificate giving effect to all Loans requested pursuant to such Notice of Borrowing and the pledge of all Railcars and Leases to be added to the Portfolio on the proposed Funding Date. The Agent shall deliver to all Committed Lenders a copy of the Funding Package with respect to all Railcars funded on any Funding Date within 10 Business Days after such Funding Date.

739866994 17557858 48 Fifth Amended and Restated Warehouse Loan Agreement SECTION 2.03 Notice to Lenders; Funding of Loans. (a) Notice to Lenders. Upon receipt of a Notice of Borrowing, the Agent shall promptly deliver to each Committed Lender (i) a Financing Notice notifying such Committed Lender of such Funding Date and of such Committed Lender’s ratable share of the Loans referred to therein and (ii) the pro forma Borrowing Base Certificate delivered by the Borrower to the Agent pursuant to Section 2.02(c). (b) Funding of Loans. Not later than 11:00 A.M. on the applicable Funding Date, each Lender shall make available or instruct (followed by diligent attention to such instruction until such time as the Agent shall have received such Loan) its correspondent bank, if any, to make available its share of such Borrowing, in Federal or other immediately available funds, to the Depositary at the Depositary’s Office. Unless the Agent determines that any applicable condition specified in Article IV has not been satisfied or waived, the Agent shall, by 2:30 P.M., instruct the Depositary to make the amount of such Borrowing available to the Borrower at the general deposit account in the United States designated by the Borrower in immediately available funds in a wire transfer. In the event that the conditions as set forth in Section 4.03 for such Loan are not satisfied or waived on the applicable Funding Date, the Agent shall instruct the Depositary to return to the Lenders their respective Loans advanced pursuant to this Section 2.03. A Notice of Borrowing, once delivered to the Agent, shall be irrevocable and binding on the Borrower. Following such Notice of Borrowing, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill, on or before the proposed Funding Date specified in the Notice of Borrowing, the conditions set forth in Section 4.03, including any loss, cost or expense incurred by reason of the liquidation or re- employment of deposits or such funds acquired by the Lenders to fund the Loans to be made pursuant to this Section 2.03(b). Any such loss, cost or expense shall be paid in accordance with Section 2.07(c) after any Lender shall have furnished to the Borrower and the Agent, with reasonable supporting calculations, a notice specifying the amounts thereof. (c) Funding by the Agent in Anticipation of Amounts Due from the Lenders. Unless the Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Depositary such Lender’s share of such Borrowing, the Agent may assume that such Lender has made such share available to the Depositary on the Funding Date of such Loan in accordance with subsection (b) of this Section, and the Agent may, in reliance upon such assumption, instruct the Depositary to make available to the Borrower on such date a corresponding amount on the Agent’s behalf. If and to the extent that such Lender shall not have so made such share available to the Depositary, such Lender and the Borrower (if and to the extent such corresponding amount was made available by the Agent hereunder) severally agree to repay to the Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent at (i) a rate per annum equal to the higher of the Federal Funds Rate and the Applicable Rate, in the case of the Borrower, and (ii) the Federal Funds Rate, in the case of such Lender. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Loan included in such Borrowing for purposes of this Agreement.

739866994 17557858 49 Fifth Amended and Restated Warehouse Loan Agreement (d) Obligations of Lenders Several. The failure of any Lender to make a Loan required to be made by it as part of any Borrowing hereunder shall not relieve any other Committed Lender of its obligation, if any, hereunder to make any Loan on the Funding Date of such Borrowing, but, except as otherwise provided in Section 11.06(h), no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on such Funding Date. (e) Failed Loans. If any Committed Lender (in such capacity, a “Failed Lender”) shall fail to make any Loan (a “Failed Loan”, and the amount of such Failed Loan, the “Failed Loan Amount”) which such Committed Lender is otherwise obligated hereunder to make to the Borrower on the Funding Date of any Borrowing and the Agent shall not have received notice from the Borrower or such Committed Lender that any condition precedent to the making of the Failed Loan has not been satisfied, then, until such Committed Lender shall have made or be deemed to have made (pursuant to the last sentence of this subsection (e)) the Failed Loan in full or the Agent shall have received notice from the Borrower or such Committed Lender that any condition precedent to the making of the Failed Loan was not satisfied at the time the Failed Loan was to have been made, whenever the Agent shall receive any amount from the Borrower for the account of such Committed Lender, (i) the amount so received (up to the amount of such Failed Loan) will, upon receipt by the Agent, be deemed to have been paid to the Committed Lender in satisfaction of the obligation for which paid, without actual disbursement of such amount to the Committed Lender, (ii) the Committed Lender will be deemed to have made the same amount available to the Agent for disbursement as a Loan to the Borrower (up to the amount of such Failed Loan) and (iii) the Agent will disburse such amount (up to the amount of the Failed Loan) to the Borrower or, if the Agent has previously made such amount available to the Borrower on behalf of such Committed Lender pursuant to the provisions hereof, reimburse itself (up to the amount made available to the Borrower); provided, however, that the Agent shall have no obligation to disburse any such amount to the Borrower or otherwise apply it or deem it applied as provided herein unless the Agent shall have determined in its sole discretion that to so disburse such amount will not violate any law, rule, regulation or requirement applicable to the Agent. Upon any such disbursement by the Agent, such Committed Lender shall be deemed to have made a Loan to the Borrower in satisfaction, to the extent thereof, of such Committed Lender’s obligation to make the Failed Loan. (f) Delayed Fundings. (i) A Committed Lender shall have the option, following its delivery of a written certification to the effect that (x) increased costs relating to the “liquidity coverage ratio” under Basel III or similar regulation have been incurred on such Committed Lender’s interests or obligations hereunder and (y) it is seeking or has obtained a delayed funding option in transactions similar to the transactions contemplated hereby, to designate (by delivery of a written notice to the Administrative Agent) such Committed Lender as a “Delayed Funding Lender”. A designation by the Committed Lender pursuant to the preceding sentence shall be irrevocable unless otherwise consented to by the Administrative Agent. (ii) After the Borrower delivers a Notice of Borrowing pursuant to Section 2.02(c), a Delayed Funding Lender may, not later than 12:00 p.m. New York time on the

739866994 17557858 50 Fifth Amended and Restated Warehouse Loan Agreement date that is one (1) Business Day prior to the proposed Funding Date, deliver a written notice (a “Delayed Funding Notice”, and the date of such delivery, the “Delayed Funding Notice Date”) to the Borrower and the Administrative Agent of its intention to fund its share of the related Loan (such share, the “Delayed Amount”) on a date (the date of such funding, the “Delayed Funding Date”) that is on or before the thirty-fifth (35th) day following the date of such Notice of Borrowing (or if such day is not a Business Day, then on the next succeeding Business Day) rather than on the requested Funding Date. By delivery of a Delayed Funding Notice, the related Committed Lender shall be deemed to represent and warrant that the certifications described in clause (i) above are true as of the date of such Delayed Funding Notice. A Delayed Funding Lender that delivers a Delayed Funding Notice with respect to any Funding Date shall be referred to herein as a “Delaying Lender” with respect to such Funding Date. (iii) If any Delaying Lenders timely deliver Delayed Funding Notices with respect to any Funding Date, then each Lender that is not a Delaying Lender with respect to such Funding Date (a “Non-Delaying Lender”) may, at its option, make Loans by deposit of immediately available funds (New York time) to the account designated by the Borrower by 1:00 p.m. New York time on the Funding Date, an amount equal to such Non-Delaying Lender’s proportionate share (based upon the Commitment of such Non- Delaying Lender relative to the sum of the Commitments of the Non-Delaying Lenders) of the aggregate Delayed Amount with respect to such Funding Date. Each Non-Delaying Lender that opts to fund such additional amount (a “Covering Lender”) shall notify the Administrative Agent and the Borrower, by 4:00 p.m. New York time on the date that is one (1) Business Day prior to such Funding Date, of its decision to fund such additional amount. For the avoidance of doubt, no Lender shall have any obligation to fund any such Loan under this clause (iii) unless each of the conditions precedent stated therefor in Section 2.01 is satisfied after giving effect thereto. (iv) If the additional amounts to be funded by the Covering Lender(s) under clause (iii) above are not sufficient to provide the aggregate amount requested by the Borrower in the related Notice of Borrowing, the Borrower may either (i) revoke the related Notice of Borrowing and pay any amounts owed to any Lender pursuant to Section 3.04 hereof or (ii) reduce the amount of additional Loans to be added to the aggregate amount of the outstanding Loans on the related Funding Date to an amount not less than the amount necessary to cause the Borrowing Base after giving effect to the funding by the Covering Lenders contemplated by clause (iii) above, to be equal to the aggregate amount of the outstanding Loans after giving effect to the funding by the Covering Lenders contemplated by clause (iii) above, by delivery to the Administrative Agent of an updated Borrowing Base Certificate and, subject to the satisfaction of the conditions precedent set forth in Section 4.03 hereof, the requested funding of the Loan shall take place on the Business Day following the delivery of such Borrowing Base Certificate. (v) If the conditions to any Loan described in Section 4.03 are satisfied on the requested Funding Date, there shall be no conditions whatsoever (including, without limitation, the occurrence of the Revolving Termination Date, notwithstanding any statement to the contrary in Section 2.08(c)) to any Delaying Lender’s obligation to fund the requested amount on the related Delayed Funding Date. On each Delayed Funding

739866994 17557858 51 Fifth Amended and Restated Warehouse Loan Agreement Date, the Delaying Lenders shall fund an aggregate amount equal to (i) the Delayed Amount for such Delayed Funding Date, minus (ii) the Delaying Lenders’ proportionate share (based upon the Commitment of the Committed Lender(s) that are Delaying Lenders relative to the Committed Amount) of any prepayment of the aggregate amount of the outstanding Loans distributed to the Non-Delaying Lenders pursuant to Section 2.07 on any date occurring after delivery of a Delayed Funding Notice but prior to the related Delayed Funding Date, and such amount shall be distributed (x) first, to each Covering Lender, pro rata based on the relative amounts advanced by such Covering Lender pursuant to clause (iii), up to the amount advanced by each such Covering Lender, such that after giving effect to the funding and payments to take place on such Delayed Funding Date, the aggregate amount of the outstanding Loans for each Lender as a percentage of the aggregate amount of the outstanding Loans is equal to the Commitment of such Lender as a percentage of the Committed Amount and (y) second, any excess shall be deposited into the account designated by the Borrower as a Borrowing in accordance with Section 2.03(b). The Delaying Lenders’ obligation to fund Delayed Amounts pursuant to this Section 2.03(f) shall be several and not joint. (vi) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the parties acknowledge and agree that a Delayed Funding Lender that (i) has timely delivered a Delayed Funding Notice to the Borrower with respect to any Funding Date and (ii) funds its full share of such Loan on or before the applicable Delayed Funding Date will not constitute a Failed Lender solely due to its failure to fund its share of such Loan on the requested Funding Date. SECTION 2.04 Evidence of Loans. (a) Lender Accounts. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. (b) Agent Records. The Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from the Borrower and each Lender’s share thereof. (c) Evidence of Debt. The entries made in the accounts maintained pursuant to subsections (a) and (b) of this Section 2.04 shall be conclusive evidence (absent manifest error) of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms. (d) Notes. Notwithstanding any other provision of this Agreement, if any Lender shall request and receive a Note or Notes as provided in Section 11.06 or otherwise, then the Loans of such Lender shall be evidenced by a single Note substantially in the form of Exhibit B, and payable to the order of such Lender in an amount equal to the aggregate unpaid principal amount of such Lender’s Loans.

739866994 17557858 52 Fifth Amended and Restated Warehouse Loan Agreement (e) Note Endorsements. Each Lender having a Note shall record the date and amount of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Lender so elects in connection with any transfer or enforcement of its Note, endorse on the reverse side or on the schedule, if any, forming a part thereof appropriate notations to evidence the foregoing information with respect to each outstanding Loan evidenced thereby; provided that the failure of any Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under any such Note. Each Lender is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required. When the Borrower has paid a Note in full and the applicable Lender no longer has any Commitment outstanding, such Lender will promptly return such Note to the Agent, who will return such Note to the Borrower, against receipt therefor, marked “PAID IN FULL”. (f) Lost, Mutilated and Destroyed Notes, etc. If any Note issued to a Lender pursuant to this Agreement shall become mutilated, destroyed, lost or stolen, the Borrower shall, upon the written request of the holder of such Note, execute and deliver to the Agent, who shall endorse and deliver to the applicable Lender in replacement thereof a new Note, payable to the same holder in the same principal amount and dated the same date as the Note so mutilated, destroyed, lost or stolen. If the Note being replaced has become mutilated, such Note shall be surrendered to the Borrower for cancellation and if the Note being replaced has been destroyed, lost or stolen, the holder of such Note shall furnish to the Borrower such indemnification as may be required by the Borrower to hold the Borrower harmless and evidence reasonably satisfactory to the Borrower of the destruction, loss or theft of such Note and of the ownership thereof; provided, however, that if the holder of such Note is a Committed Lender, the written undertaking of such Lender shall be sufficient indemnity for purposes of this Section 2.04(f). SECTION 2.05 Interest. (a) Rate of Interest. (i) [RESERVED] (ii) Subject to Section 3.05, each Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the Applicable Rate for such day. Such interest shall be payable in arrears on each Settlement Date and on the Termination Date. (iii) At any time during which an Event of Default has occurred and is continuing, each Loan shall bear additional interest (in addition to the interest payable pursuant to Section 2.05(a)(ii)) on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the Default Margin and such accrued additional interest shall be aggregated on the last day of such Interest Period (all such aggregated additional interest, the “Aggregated Default Interest”). Such Aggregated Default Interest shall bear interest on the outstanding amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the Aggregated Default Interest Rate and such accrued interest shall be aggregated on the last day of such Interest Period with the Aggregated Default Interest

739866994 17557858 53 Fifth Amended and Restated Warehouse Loan Agreement and shall be deemed “Aggregated Default Interest” upon such aggregation. Aggregated Default Interest and the interest thereon shall be payable in arrears on the date on which the aggregate principal amount of the Loans have been paid in full pursuant to the terms of this Agreement. (b) Determination and Notice of Interest Rates. The Agent shall determine each interest rate applicable to the Loans hereunder as provided in this Agreement. The Agent shall give prompt notice to the Borrower and the participating Lenders of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error. SECTION 2.06 Repayment and Maturity of Loans. On the Maturity Date, the Borrower shall repay to the Collection Account the aggregate outstanding principal amount of the Loans and all accrued interest thereon (including all Aggregate Default Interest and all accrued interest thereon), and the Loans of each Lender shall be ratably repaid. SECTION 2.07 Prepayments. (a) Voluntary Prepayments. The Borrower shall have the right voluntarily to prepay Loans in whole or in part without premium or penalty; provided, however, that (i) each partial prepayment of Loans shall be in a minimum principal amount of $1,000,000 and (ii) the Borrower shall have given prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Agent by 10:00 A.M., at least five Business Days prior to the date of prepayment. Each notice of prepayment shall specify the prepayment date and the principal amount to be prepaid. Each notice of prepayment shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount stated therein on the date stated therein. All prepayments under this Section 2.07(a) shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment together with any amounts owed to any Lender pursuant to Section 3.04 hereof. (b) Mandatory Prepayments. The Borrower shall be required to prepay Loans as provided in clauses (i) through (vii) of this Section 2.07(b). All payments under this Section 2.07(b) shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment together with any amounts owed to any Lender pursuant to Section 3.04 hereof. (i) On each Settlement Date, an aggregate amount equal to the amount of all Cash Flow and other amounts on deposit in the Collection Account (as of the Calculation Date immediately preceding such Settlement Date in the case of any Settlement Date occurring prior to the Revolving Termination Date) and, at the Agent’s discretion (subject to Section 6.13(c)), the Liquidity Reserve Account shall be applied (and the Loans, together with other Obligations then due, shall be prepaid to the extent of cash available therefore) in accordance with the provisions of Section 2.07(c)(i), 2.07(c)(ii) or 2.07(c)(iii), as applicable. (ii) Following the occurrence of an Event of Default and acceleration of the Loans, the outstanding Loans shall be paid immediately, together with accrued interest thereon to the date of such prepayment, the amount, if any, owed to each Lender pursuant to Section 3.04 hereof and other Obligations owed hereunder.

739866994 17557858 54 Fifth Amended and Restated Warehouse Loan Agreement (iii) If on any Settlement Date, the Agent notifies the Borrower that a Collateral Deficiency exists, the Borrower shall on or prior to the second succeeding Settlement Date (or, if such Collateral Deficiency exists solely as a result of an exclusion by the Agent of any Designated Ineligible Type of Railcar or Lease or as a result of an exclusion of one or more Eligible Railcars pursuant to clause (xix) of the definition of “Excluded Assets Amount”, the third succeeding Settlement Date) either (A) pay the amount of such Collateral Deficiency together with accrued interest thereon and the amount, if any, owed to each Lender pursuant to Section 3.04 hereof to the Collection Account, and on the following Settlement Date, or at the sole discretion of the Agent upon receipt, such payment shall be applied by the Agent in accordance with the then applicable provisions of Section 2.07(c) or (B) purchase or acquire by capital contribution additional Eligible Railcars and/or Eligible Leases approved by the Agent in its sole discretion pursuant to Section 2.02 and/or other collateral acceptable to the Agent and all the Lenders so that such Collateral Deficiency no longer exists. (iv) On the first Business Day after receipt thereof by the Borrower, and notwithstanding the provisions of Section 2.07(c)(i), (ii) or (iii), any Net Cash Proceeds received from an Asset Disposition in connection with a Securitization permitted by Section 7.05(iii) shall be paid to the Collection Account and applied in accordance with the provisions of clauses second, third, fourth, fifth, sixth, seventh, ninth, tenth, eleventh and thirteenth of Section 2.07(c)(ii) in such order; provided, that the Agent in its sole discretion may agree to the application of such Net Cash Proceeds on a Business Day other than a Settlement Date, so long as prior to and after giving effect to such application no Collateral Deficiency shall exist. (v) Net Cash Proceeds received by the Borrower from Asset Dispositions (other than in connection with a Securitization), (a) at any time upon the occurrence and during the continuation of any Event of Default, such Net Cash Proceeds shall be paid into the Collection Account and applied in the order or priority set forth in Section 2.07(c)(iii) on the first Business Day after receipt by the Borrower of such Net Cash Proceeds, to the extent required to cure such Event of Default if such Event of Default can be cured in full solely by the payment of cash or immediately available funds; (b) subject to Section 2.07(b)(v)(a), at any time during the Availability Period, such Net Cash Proceeds not otherwise required to be paid in the Collection Account pursuant to Sections 2.07(b)(iii), 2.07(b)(v)(c), 2.07(b)(vi) or 2.07(b)(vii) shall be applied in accordance with the provisions of clauses second, third, fourth, fifth, sixth, seventh, ninth, tenth, eleventh, and fourteenth of Section 2.07(c)(i) in such order; provided, that the Agent may agree to the application of such Net Cash Proceeds on a Business Day other than a Settlement Date, so long as prior to and after giving effect to such application no Collateral Deficiency shall exist; and (c) at any other time, such Net Cash Proceeds not otherwise required to be paid into the Collection Account pursuant to Sections 2.07(b)(iii), 2.07(b)(v)(b), 2.07(b)(vi) or 2.07(b)(vii) shall be applied in accordance with the provisions of

739866994 17557858 55 Fifth Amended and Restated Warehouse Loan Agreement clauses second, third, fourth, fifth, sixth, seventh, ninth, tenth, eleventh and thirteenth of Section 2.07(c)(ii) in such order; provided, that the Agent in its sole discretion may agree to the application of such Net Cash Proceeds on a Business Day other than a Settlement Date, so long as prior to and after giving effect to such application no Collateral Deficiency shall exist; provided, however, that if the payment of such amount pursuant to Section 2.07(b)(v)(a), Section 2.07(b)(v)(b) or Section 2.07(b)(v)(c), together with the occurrence of any related Event of Loss or any release of Railcars from the Portfolio or the application of cash or Cash Equivalents from the Liquidity Reserve Account pursuant to any provision hereof would result in a Collateral Deficiency, such payment amount shall be increased (up to the amount of the total Net Cash Proceeds being applied on such date) to the extent required to prevent such Collateral Deficiency from occurring. (vi) On the first Settlement Date to occur after receipt of the proceeds of any rescission pursuant to Section 4.11 of any Sale Agreement (or any time before such first Settlement Date, if elected by the Borrower), the proceeds of such rescission shall be applied first, to costs and expenses described in Section 4.11 of the applicable Sale Agreement, second, in the order of priority set forth in Section 2.07(c)(iii) such that and only to the extent that, after giving effect to such payment, no Collateral Deficiency exists and third the balance, if any, as directed by the Borrower. (c) Application of Payments and Prepayments. (i) Application of Collections During the Availability Period. Subject to Section 2.07(c)(iii), so long as no Manager Default, Manager Event of Default or Early Amortization Event has occurred and is continuing, on each Settlement Date during the Availability Period, all amounts on deposit in the Collection Account as of the Calculation Date immediately preceding such Settlement Date and amounts which the Agent elects to apply from the then current balance of the Liquidity Reserve Account shall be applied by the Depositary in the following order of priority: first, to the Manager, for distribution to the Lessees, if any, whose payments in respect of the applicable Leases are not made net of any Railroad Mileage Credits due and owing to such Lessee, an amount equal to the Railroad Mileage Credits due to such Lessee for which an allocation has not previously been made pursuant to this clause (or any corresponding clause of any other subsection in this Section 2.07(c)) as certified to the Agent by the Manager not later than the Calculation Date immediately preceding such Settlement Date; second, to the payment of any fees or indemnities payable or expenses (including the Liquidity Fee and, if the Manager is not TILC or one of its Affiliates, the Manager’s Fee payable on such Settlement Date, together with the aggregate amount of any Manager’s Fees which were due and payable on any previous Settlement Date and remain unpaid) permitted under this Agreement or any other Loan Document, in each case as approved by the Agent;

739866994 17557858 56 Fifth Amended and Restated Warehouse Loan Agreement third, to reimburse the Collateral Agent and the Agent for any fees and expenses incurred by the Collateral Agent or the Agent, as the case may be (including, without limitation, reasonable attorney’s fees and expenses and the fees and expenses of any person appointed by the Agent to replace the Manager pursuant to the Management Agreement) in connection with any Manager Event of Default or Event of Default and the exercise by the Agent and/or the Collateral Agent of any right or remedy hereunder and not previously reimbursed or paid by the Lenders; fourth, to reimburse the Lenders for any fees and expenses incurred by the Lenders as described in Section 11.04 and for any amounts paid by the Lenders to the Agent in compensation for fees and expenses incurred by the Agent as described in clause second or third of this Section 2.07(c)(i); fifth, ratably (x) to the payment of accrued and unpaid interest (except for Aggregated Default Interest and accrued and unpaid interest thereon) on the Loans and (y) to the payment of Derivatives Obligations (other than for the payment of Derivatives Termination Values payable by the Borrower), if any, then due and payable; sixth, to the payment of all indemnities in respect of Taxes, Other Taxes, stamp Taxes, funding losses referred to in Section 3.04, increased costs referred to in Section 3.03, losses, costs and expenses referred to in Section 2.03(b) and other amounts, other than principal of or interest on the Loans, payable to any Protected Party in accordance with the Loan Documents; seventh, deposit to the Liquidity Reserve Account the positive difference (if any) between (x) the Liquidity Reserve Target Amount and (y) the balance of the Liquidity Reserve Account, in each case as determined on the immediately preceding Calculation Date; eighth, if the Manager is TILC or one of its Affiliates, the Manager’s Fee payable on such Settlement Date, together with the aggregate amount of any Manager’s Fees which were due and payable on any previous Settlement Date and remain unpaid; ninth, if (A) any amount (a “Reimbursement Amount”) paid by a Lessee into the Collection Account since the last Settlement Date was specifically paid to reimburse any expense paid by the Manager under the Management Agreement (but not to include payments by the Manager in respect of unpaid Monthly Rent amounts) because the Lessee had failed to pay an amount due or perform an obligation under the applicable Lease, (B) the Lessee has cured all payment defaults under the applicable Lease and (C) the Manager has provided the Agent with documentation that enables the Agent to verify the amounts distributable under this clause ninth, to reimburse the Manager for such payment in an amount up to but not exceeding, the Reimbursement Amount;

739866994 17557858 57 Fifth Amended and Restated Warehouse Loan Agreement tenth, to the ratable payment of the unpaid principal of the Loans in an amount not exceeding an amount such that, after giving effect to such payment, no Collateral Deficiency then exists; eleventh, to the Derivatives Creditors for the payment of Derivatives Termination Values payable by the Borrower; twelfth, to reimburse the Manager for outstanding Manager Advances, together with accrued interest thereon and, thereafter, only if the outstanding Manager Advances have been paid in full, then to the ratable payment of the unpaid Aggregated Default Interest and any accrued and unpaid interest thereon; thirteenth, deposit to the Maintenance Reserve Account and/or the Modifications and Improvements Account, in each case the amount determined by the Borrower in its sole discretion; and fourteenth, deposit to the Discretionary Account or, subject to Section 7.07, otherwise at the direction of the Borrower. (ii) Application of Collections Following the Availability Period. Subject to Section 2.07(c)(iii), all amounts on deposit in the Collection Account as of the Calculation Date immediately preceding such Settlement Date, amounts which the Agent elects to apply from the then current balance of the Liquidity Reserve Account and all other payments received and all amounts held or realized by or for the benefit of the Collateral Agent or the Agent (including any amount realized by the Collateral Agent or the Agent after the exercise of any remedy as set forth herein or in any other Loan Document and all proceeds of the Collateral), and all payments or amounts then held or thereafter received by or for the benefit of the Collateral Agent or the Agent hereunder or under the Loan Documents, in the Accounts or elsewhere shall be applied by the Depositary (A) on each Settlement Date during the Availability Period on which a Manager Default, Manager Event of Default or Early Amortization Event has occurred and is continuing and (B) on each Settlement Date occurring on or after the Revolving Termination Date in the following order of priority: first, to the Manager, for distribution to the Lessees, if any, whose payments in respect of the applicable Leases are not made net of any Railroad Mileage Credits due and owing to such Lessee, an amount equal to the Railroad Mileage Credits due to such Lessee for which an allocation has not previously been made pursuant to this clause (or any corresponding clause of any other subsection in this Section 2.07(c)) as certified to the Agent by the Manager not later than the Calculation Date immediately preceding such Settlement Date; second, to the payment of any fees or indemnities payable or expenses (including the Liquidity Fee and, if the Manager is not TILC or one of its Affiliates, the Manager’s Fee payable on such Settlement Date, together with the aggregate amount of any Manager’s Fees which were due and payable on any previous

739866994 17557858 58 Fifth Amended and Restated Warehouse Loan Agreement Settlement Date and remain unpaid) permitted under this Agreement or any other Loan Document, in each case as approved by the Agent third, to reimburse the Collateral Agent and the Agent for any fees and expenses incurred by either of the Collateral Agent or the Agent (including, without limitation, reasonable attorney’s fees and expenses and the fees and expenses of any person appointed by the Agent to replace the Manager pursuant to the Management Agreement) in connection with any Manager Event of Default or Event of Default and the exercise by the Agent and/or the Collateral Agent of any right or remedy hereunder and not previously reimbursed or paid by the Lenders; fourth, to reimburse the Lenders for any fees and expenses incurred by the Lenders as described in Section 11.04 and for any amounts paid by the Lenders to the Agent in compensation for fees and expenses incurred by the Agent as described in clause second or third of this Section 2.07(c)(ii); fifth, ratably (x) to the payment of accrued and unpaid interest (except for Aggregated Default Interest and accrued and unpaid interest thereon and interest based on the Step-Up Margin) on the Loans and (y) to the payment of Derivatives Obligations (other than for the payment of Derivatives Termination Values payable by the Borrower), if any, then due and payable; sixth, to the payment of all indemnities in respect of Taxes, Other Taxes, stamp Taxes, funding losses referred to in Section 3.04, increased costs referred to in Section 3.03, losses, costs and expenses referred to in Section 2.03(b) and other amounts, other than principal of or interest on the Loans, payable to any Protected Party in accordance with the Loan Documents; seventh, deposit to the Liquidity Reserve Account the positive difference (if any) between (x) the Liquidity Reserve Target Amount and (y) the balance of the Liquidity Reserve Account, in each case as determined on the immediately preceding Calculation Date; eighth, if the Manager is TILC or one of its Affiliates, the Manager’s Fee payable on such Settlement Date, together with the aggregate amount of any Manager’s Fees which were due and payable on any previous Settlement Date and remain unpaid; ninth, to the ratable payment of the unpaid principal amount of the Loans and, thereafter, only if the aggregate outstanding amount of all Loans has been paid in full, then to the ratable payment of (x) any portion of accrued and unpaid interest on the Loans based on the Step-Up Margin and (y) the unpaid Aggregated Default Interest and any accrued and unpaid interest thereon; tenth, to the Derivatives Creditors for the payment of Derivatives Termination Values payable by the Borrower;

739866994 17557858 59 Fifth Amended and Restated Warehouse Loan Agreement eleventh, (A) if (x) the Lessee has paid a Reimbursement Amount, (y) the Lessee has cured all payment defaults under the applicable Lease and (z) the Manager has provided the Agent with documentation that enables the Agent to verify the amounts distributable under this clause eleventh, to reimburse the Manager for such payment in an amount up to but not exceeding, the Reimbursement Amount and (B) to reimburse the Manager for outstanding Manager Advances, together with accrued interest thereon; twelfth, deposit to the Maintenance Reserve Account and/or the Modifications and Improvements Account, in each case the amount determined by the Borrower in its sole discretion; and thirteenth, deposit to the Discretionary Account or, subject to Section 7.07, otherwise at the direction of the Borrower. (iii) Payment if an Event of Default is Continuing. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, if any Event of Default has occurred and is continuing, unless the Agent shall elect, with the consent of the Required Lenders, to apply such amounts in accordance with Section 2.07(c)(ii) above, all amounts on deposit in the Collection Account, amounts which the Agent elects to apply from the then current balance of the Liquidity Reserve Account and all other payments received and all amounts held or realized by or for the benefit of the Collateral Agent or the Agent (including any amount realized by the Collateral Agent or the Agent after the exercise of any remedy as set forth herein or in any other Loan Document and all proceeds of the Collateral), and all payments or amounts then held or thereafter received by or for the benefit of the Collateral Agent or the Agent hereunder or under the Loan Documents, in the Accounts shall be applied by the Depositary in the following order of priority: first, to the Manager, for distribution to the Lessees, if any, whose payments in respect of the applicable Leases are not made net of any Railroad Mileage Credits due and owing to such Lessee, an amount equal to the Railroad Mileage Credits due to such Lessee for which an allocation has not previously been made pursuant to this clause (or any corresponding clause of any other subsection in this Section 2.07(c)) as certified to the Agent by the Manager not later than the Calculation Date immediately preceding such Settlement Date; second, to the payment of any fees or indemnities payable or expenses (including the Liquidity Fee and, if the Manager is not TILC or one of its Affiliates, the Manager’s Fee payable on such Settlement Date, together with the aggregate amount of any Manager’s Fees which were due and payable on any previous Settlement Date and remain unpaid) permitted under this Agreement or any other Loan Document, in each case as approved by the Agent; third, to reimburse the Collateral Agent and the Agent for any fees and expenses incurred by either of the Collateral Agent or the Agent (including, without limitation, reasonable attorney’s fees and expenses and the fees and expenses of

739866994 17557858 60 Fifth Amended and Restated Warehouse Loan Agreement any person appointed by the Agent to replace the Manager pursuant to the Management Agreement) in connection with any Manager Event of Default or Event of Default and the exercise by the Agent and/or the Collateral Agent of any right or remedy hereunder and not previously reimbursed or paid by the Lenders; fourth, to reimburse the Lenders for any fees and expenses incurred by the Lenders as described in Section 11.04 and for any amounts paid by the Lenders to the Agent in compensation for fees and expenses incurred by the Agent as described in clause second or third of this Section 2.07(c)(iii); fifth, ratably (x) to the payment of accrued and unpaid interest (except for Aggregated Default Interest and accrued and unpaid interest thereon and interest based on the Step-Up Margin) on the Loans and (y) to the payment of Derivatives Obligations (other than for the payment of Derivatives Termination Values payable by the Borrower), if any, then due and payable; sixth, to the payment of all indemnities in respect of Taxes, Other Taxes, stamp Taxes, funding losses referred to in Section 3.04, increased costs referred to in Section 3.03, losses, costs and expenses referred to in Section 2.03(b) and other amounts, other than principal of or interest on the Loans, payable to any Protected Party in accordance with the Loan Documents; seventh, to the ratable payment of the unpaid principal amount of the Loans; eighth, to the Derivatives Creditors for the payment of Derivatives Termination Values payable by the Borrower; ninth, to the ratable payment of (x) any portion of accrued and unpaid interest on the Loans based on the Step-Up Margin and (y) the unpaid Aggregated Default Interest and any accrued and unpaid interest thereon; tenth, provided that no Manager Event of Default has occurred and is continuing and provided that the Manager is TILC or one of its Affiliates, the Manager’s Fee payable on such Settlement Date, together with the aggregate amount of any Manager’s Fees which were due and payable on any previous Settlement Date and remain unpaid; eleventh, (A) if (x) the Lessee has paid any Reimbursement Amount and (y) the Manager has provided the Agent with documentation that enables the Agent to verify the amounts distributable under this clause eleventh, to reimburse the Manager for such payment in an amount up to, but not exceeding, the Reimbursement Amount and (B) to reimburse the Manager for outstanding Manager Advances, together with accrued interest thereon; and twelfth, deposit to the Discretionary Account or, subject to Section 7.07, otherwise at the direction of the Borrower.

739866994 17557858 61 Fifth Amended and Restated Warehouse Loan Agreement (iv) Earnings on Cash Equivalents. Any earnings on Cash Equivalents shall constitute part of the Collateral and shall be applied in accordance with Section 2.07(c). Any losses resulting from any Cash Equivalents shall be for the Borrower’s account, and under no circumstances shall the Agent, the Collateral Agent or any Lender have any liability or responsibility therefor. (d) Release of Amounts from Liquidity Reserve Account. On any Settlement Date during the Availability Period, if there exists in the Liquidity Reserve Account any amount in excess of the Liquidity Reserve Target Amount (after giving effect to all other payments to be made on such Settlement Date and as calculated on the Calculation Date immediately preceding such Settlement Date), and upon written certification by the Manager and Borrower that no Default or Manager Default has occurred and is continuing, the Agent shall be deemed to have released such excess amount from the Liquidity Reserve Account and such excess amount shall be applied by the Depositary in accordance with Section 2.07(c). SECTION 2.08 Adjustment of Commitments. (a) Optional Termination or Reduction of Commitments (Pro Rata). The Borrower may from time to time permanently reduce or terminate the Committed Amount in whole or in part (in minimum amounts of $20,000,000 or in integral multiples of $5,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Committed Amount)) upon five Business Days’ prior written or telecopy notice to the Agent, which notice shall be irrevocable once delivered to the Agent; provided, however, no such termination or reduction shall be made which would cause the aggregate principal amount of the outstanding Loans to exceed the lesser of (i) the Committed Amount as so reduced and (ii) the Borrowing Base at such time. The Agent shall promptly notify each affected Lender of the receipt by the Agent of any notice from the Borrower pursuant to this Section 2.08(a). Any partial reduction of the Committed Amount pursuant to this Section 2.08(a) shall be applied to the Commitments of the Committed Lenders pro-rata based upon their respective Commitment Percentages. (b) Optional Termination of Commitments (Non-Pro-Rata). If (i) any Lender or other Protected Party has demanded compensation or indemnification pursuant to Section 3.01, 3.03 or 3.04, (ii) the obligation of the applicable Lender to fund its Loans at the applicable Adjusted Eurodollar Rate has been suspended pursuant to Section 3.02, (iii) a Market Disruption Event exists or is in effect with respect to any Loan for any day during any Interest Period or (iv) any Lender has failed to consent to a proposed amendment, waiver, discharge or termination which pursuant to the terms of Section 11.03 or any other provision of any Loan Document requires the consent of the Required Lenders or all of the Lenders, the Borrower shall have the right, with the prior written consent of the Agent, to (i) remove such Lender and all related Protected Parties by terminating the Commitment of the related Committed Lender in full or (ii) replace such Lender and all related Protected Parties by causing the related Committed Lender to assign its Commitment to one or more existing Committed Lenders or Eligible Assignees pursuant to Section 11.06. The replacement of a Lender pursuant to this Section 2.08(b) shall be effective on the tenth Business Day following the date of notice of such replacement to the Lenders through the Agent, subject to the satisfaction of the following conditions:

739866994 17557858 62 Fifth Amended and Restated Warehouse Loan Agreement (i) each replacement Committed Lender and/or Eligible Assignee, and each Protected Party subject to replacement, shall have satisfied the conditions to an Assignment and Acceptance set forth in Section 11.06(b) and, in connection therewith, the replacement Committed Lender(s) and/or Eligible Assignee(s) shall pay to each Protected Party subject to replacement an amount equal in the aggregate to the sum of (A) the principal of, and all accrued but unpaid interest on, its outstanding Loans and (B) all accrued but unpaid fees owing to it pursuant to Section 2.09; and (ii) the Borrower shall have paid (from the Discretionary Account or otherwise) to the Agent for the account of each replaced Protected Party an amount equal to all obligations owing to such replaced Protected Party by the Borrower pursuant to this Agreement and the other Loan Documents (other than those obligations of the Borrower referred to in clause (i)(A) above). In the case of the removal of a Protected Party pursuant to this Section 2.08(b), upon payment by the Borrower (from the Discretionary Account or otherwise) to the Agent for the account of the Protected Party subject to such removal of an amount equal to the sum of (i) the aggregate principal amount of all Loans held by such Protected Party and (ii) all accrued interest, fees and other amounts owing to such Protected Party hereunder, including, without limitation, all amounts payable by the Borrower to such Protected Party under Article III or Sections 11.05 and 11.06, such Protected Party shall cease to constitute a Protected Party hereunder; provided that the provisions of this Agreement (including, without limitation, the provisions of Article III and Sections 11.05 and 11.06) shall continue to govern the rights and obligations of a removed Protected Party with respect to any Loans made or any other actions taken by such removed Protected Party while it was a Protected Party. (c) Automatic Termination. The Commitments of the Committed Lenders shall automatically terminate on the Revolving Termination Date. (d) Optional Extensions of Commitments. (i) If the Borrower shall request, by notice to the Agent not less than 30 days prior to the Revolving Termination Date then in effect, that the Availability Period be extended until the date which is 364 days after such Revolving Termination Date, then the Agent shall promptly (but in no event later than 2 days after receipt) notify each Committed Lender of such request, and each Committed Lender shall notify the Borrower and the Agent not more than 15 Business Days after the date on which the Agent shall have received the Borrower’s request (which date shall be set forth in the notice of such request given by the Agent) of its election so to extend or not extend the Availability Period. Any Committed Lender which shall not timely notify the Agent of such election shall be deemed to have elected not to extend such Availability Period. (ii) If one or more Committed Lenders shall timely notify the Agent pursuant to clause (d)(i) of this Section 2.08 of its election not to extend the Availability Period or shall be deemed to have elected not to extend the Availability Period by virtue of having not timely notified the Agent of its election to extend such Availability Period, then the Agent shall so advise the Borrower and the remaining Lenders, and the remaining Lenders

739866994 17557858 63 Fifth Amended and Restated Warehouse Loan Agreement then maintaining a Commitment or any of them shall have the right (but not the obligation), upon notice to the Agent not later than the Business Day immediately preceding the applicable Revolving Termination Date, to increase their respective Commitments by an amount equal in the aggregate to the Commitments of the Committed Lenders who have, or have been deemed to have, elected not to extend the Availability Period. Each Lender electing to increase its Commitment hereunder shall specify in its notice to the Agent the amount by which it is willing to increase its Commitment; provided that if the aggregate amount of proposed increases by all remaining Lenders shall equal or exceed the aggregate Commitments of those Lenders who have, or have been deemed to have, elected not to extend the Availability Period, the amount of any increase in Commitments shall not exceed for any Lender the product of (A) the quotient of (x) such Lender’s Commitment divided by (y) the aggregate Commitments of all the remaining Lenders (in each case determined before giving effect to any increase in the Commitments of the remaining Lenders pursuant to this subsection (d)) multiplied by (B) the aggregate Commitments of the Lenders who have, or have been deemed to have, elected not to extend the Availability Period. Each increase in the Commitment of a Lender hereunder shall be evidenced by a written instrument executed by such Lender and the Agent and shall take effect on the Revolving Termination Date in effect for the Lenders who have, or have been deemed to have, elected not to extend the Availability Period. (iii) If the aggregate Commitments of the Lenders shall exceed the aggregate amount by which the remaining Lenders have agreed to increase their Commitments pursuant to subsection (d)(ii) of this Section 2.08, the Borrower may, with the approval of the Agent, designate one or more Eligible Assignees willing to extend Commitments until the date which is 364 days after the Revolving Termination Date in effect for the Lenders who have, or have been deemed to have, elected not to extend the Availability Period in an aggregate amount not greater than such excess. Any such Eligible Assignee shall, on or prior to the Revolving Termination Date in effect for the Lenders who have, or have been deemed to have, elected not to extend the Availability Period, execute and deliver to the Borrower, the Agent and each Lender an instrument, satisfactory to the Borrower, the Agent and the Lenders who have, or have been deemed to have, elected not to extend the Availability Period, setting forth the amount of such Eligible Assignee’s Commitment and containing its agreement to purchase the outstanding principal amount of any existing Loans with respect to such Lender, along with all accrued interest thereon (including all Aggregate Default Interest and all accrued interest thereon), and to perform all the obligations of, such Lender hereunder. The Commitment of such Eligible Assignee and the obligation to pay the purchase price for such Loans shall become effective, and such Eligible Assignee shall become a Committed Lender hereunder, on the Revolving Termination Date then in effect for the Lenders who have, or have been deemed to have, elected not to extend the Availability Period. (iv) The Borrower shall deliver to each Eligible Assignee (upon request of such Eligible Assignee), on the Revolving Termination Date in effect for the Lenders who have, or have been deemed to have, elected not to extend the Availability Period, a Note evidencing the Borrower’s obligation to pay Loans made by such Eligible Assignee pursuant to this Agreement.

739866994 17557858 64 Fifth Amended and Restated Warehouse Loan Agreement (v) If, after giving effect to any increase in the Commitments of one or more remaining Lenders pursuant to clause (ii) above and any assignments to or new Commitments of one or more Eligible Assignees pursuant to clause (iii) above, the extension of the Availability Period as provided in this Section 2.08(d) shall not have been approved by Lenders holding Commitments equal in the aggregate to 100.00% of the Committed Amount, then the Availability Period shall not be extended but shall continue in effect until the Revolving Termination Date and shall then terminate. If Lenders holding Commitments equal in the aggregate to 100.00% of the Committed Amount shall have elected to extend the Availability Period as provided in this Section 2.08(d), then (A) the Availability Period with respect to the Commitments of such Lenders and any which becomes a Lender hereunder shall continue until the date which is 364 days after the Revolving Termination Date in effect prior to such election and, as to such Lenders, the term “Revolving Termination Date”, as used herein, shall mean such 364th day; (B) the Commitments of the Lenders who have, or have been deemed to have, elected not to extend the Availability Period shall continue in effect until the Revolving Termination Date in effect prior to such extension and shall then terminate, and, as to such Lenders, the term “Revolving Termination Date”, as used herein, shall continue to mean such Revolving Termination Date; and (C) on the Revolving Termination Date in effect prior to such extension, each Lender who has, or has been deemed to have, elected not to extend the Availability Period shall cease to be a Lender hereunder; provided that the provisions of this Agreement (including, without limitation, the provisions of Article III and Sections 11.04 and 11.05) shall continue to govern the rights and obligations of such Lender with respect to any Loans made. (e) Increases in Commitments. (i) The Borrower may, by written notice to the Agent (who shall promptly notify the Lenders), request an increase in the Commitments (each such increase, an “Incremental Commitment”) by an aggregate amount (for all such requests) not exceeding $250,000,000; provided that (i) any such request for an increase shall be in a minimum amount of the lesser of (x) $50,000,000 (or such lesser amount as may be approved by the Agent) and (y) the entire remaining amount of increases available under this Section 2.08(e) and (ii) the Borrower shall make no more than a total of five (5) requests for increases of Commitments under this Section 2.08(e). (ii) An Incremental Commitment may be provided by any existing Lender or other Person that is an Eligible Assignee (each such existing Lender or other Person that agrees to provide an Incremental Commitment, an “Incremental Lender”); provided that each Incremental Lender shall be subject to the consent (in each case, not to be unreasonably withheld or delayed) of the Agent. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to agree to increase its Commitment, or to provide a Commitment, pursuant to this Section 2.08(e) and any election to do so shall be in the sole discretion of such Lender. (iii) The Agent and the Borrower shall determine the effective date for such increase pursuant to this Section 2.08(e) (an “Incremental Commitment Effective Date”) and, if applicable, the final allocation of such increase among the Persons providing such

739866994 17557858 65 Fifth Amended and Restated Warehouse Loan Agreement increase; provided that such date shall be a Business Day at least ten (10) Business Days after delivery of the request for such increase (unless otherwise approved by the Agent) and at least thirty (30) days prior to the Revolving Termination Date then in effect. (iv) In order to effect such increase, the Borrower, the applicable Incremental Lender(s) and the Agent (but no other Lenders or Persons) shall enter into one or more Joinder Agreements, each in form and substance satisfactory to the Borrower and the Agent, pursuant to which the applicable Incremental Lender(s) will provide the Incremental Commitment(s). (v) Effective as of the applicable Incremental Commitment Effective Date, subject to the terms and conditions set forth in this Section 2.08(e), each Incremental Commitment shall be a Commitment (and not a separate facility hereunder), each Incremental Lender providing such Incremental Commitment shall be, and have all the rights of, a Lender, and the Loans made by it on such Incremental Commitment Effective Date pursuant to clause (viii) below shall be Loans, for all purposes of this Agreement. (vi) Notwithstanding the foregoing, the increase in the Commitments pursuant to this Section 2.08(e) shall not be effective with respect to any Incremental Lender unless: (A) if the Incremental Commitment Effective Date is a Funding Date, the conditions set forth in Section 4.03 shall have been satisfied as of the applicable Incremental Commitment Effective Date; (B) the Agent shall have received one or more Joinder Agreements contemplated above, providing for Incremental Commitments in the amount of such increase; (C) the representations and warranties made by each Facility Party in any Transaction Document to which it is a party are true and correct in all material respects at and as if made as of the applicable Incremental Commitment Effective Date except to the extent they expressly relate to an earlier date; (D) no Default, Event of Default, Manager Default, Manager Event of Default, Early Amortization Event, event listed in Section 3.01(b)(i)-(v), inclusive, of the Administrative Services Agreement or event listed in Section 6.02(a)-(g), inclusive, of the Insurance Management Agreement shall exist or be continuing as of the applicable Incremental Commitment Effective Date; (E) the Borrower shall have paid to each Incremental Lender upfront fees as agreed by the Borrower and such Incremental Lender; (F) the Agent shall have received from each Incremental Lender that is not an existing Lender all documentation and other information about such Incremental Lender reasonably requested by the Agent in order to

739866994 17557858 66 Fifth Amended and Restated Warehouse Loan Agreement comply with its obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act; (G) the Agent shall have received a certificate of the Secretary or Assistant Secretary of each Facility Party, dated as of the applicable Incremental Commitment Effective Date, confirming no changes to its Organization Documents since the Amendment Closing Date (other than any amendments to such Organization Documents delivered pursuant to this Section 2.08(e)), and certifying and attaching any required resolutions adopted by such Facility Party approving or consenting to such increase; and (H) the Agent shall have received such legal opinions and other documents reasonably requested by the Agent in connection therewith. (vii) As of such Incremental Commitment Effective Date, upon the Agent’s receipt of the documents required by clause (vi) above, the Agent shall record the information contained in the applicable Joinder Agreement(s) in the Register and give prompt notice of the increase in the Commitments to the Borrower and the Lenders (including each Incremental Lender). (viii) On each Incremental Commitment Effective Date, if there are Loans then outstanding, the Borrower shall prepay such Loans (and pay any additional amounts required pursuant to Section 3.04 in connection therewith), and borrow Loans from the Incremental Lender(s), as shall be necessary in order that, after giving effect to such prepayments and borrowings, all Loans will be held ratably by the Lenders (including the Incremental Lender(s)) in accordance with their respective Commitments after giving effect to the applicable Incremental Commitment(s). SECTION 2.09 Liquidity Fee. On each Settlement Date, the Borrower shall pay to the Agent (or at the direction of the Agent) for the account of each Committed Lender a fee (the “Liquidity Fee”) on such Lender’s Commitment Percentage of the daily average Unused Committed Amount for the Measuring Period ended most recently prior to such Settlement Date, computed at a per annum rate for each day equal to: (x) 65 basis points, if the aggregate amount of the Loans then outstanding hereunder is less than or equal to 50% of the Committed Amount, or (y) 35 basis points, if the aggregate amount of the Loans then outstanding hereunder is greater than 50% of the Committed Amount. The Liquidity Fee shall commence to accrue on the Amendment Closing Date and shall be due and payable in arrears on each Settlement Date for the Measuring Period ending most recently prior to such date, beginning with the first of such dates to occur after the Amendment Closing Date. SECTION 2.10 Pro-rata Treatment. (a) Except to the extent otherwise provided herein, (including without limitation in Sections 2.01(b) and 2.10(b)), each Borrowing, each payment or prepayment of principal of or interest on any Loan, each payment of fees, each reduction of the Committed Amount and each conversion or continuation of any Loan, shall be allocated pro-rata among the relevant Lenders in accordance with the respective Commitment Percentages of such Lenders (or, if the Commitments of such Lenders have expired or been terminated, in accordance

739866994 17557858 67 Fifth Amended and Restated Warehouse Loan Agreement with the respective principal amounts of the outstanding Loans of such Lenders); provided that, in the event any amount paid to any Lender pursuant to this Section 2.10 is rescinded or must otherwise be returned by the Agent, each Lender shall, upon the request of the Agent, repay to the Agent the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Agent until the date the Agent receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, the Corporate Base Rate plus two percent per annum. (b) The Lenders acknowledge that the increase in the Committed Amount as of the Amendment Closing Date is not pro rata among the Lenders. Accordingly, notwithstanding any other provision in this Agreement (including without limitation in Sections 2.01(a), 2.10(a), 2.11 and 2.12) on the Amendment Closing Date, (i) the Borrower shall prepay such Loans (and pay any additional amounts required pursuant to Section 3.04 in connection therewith), and borrow Loans from the Lenders (including newly added Lenders), as shall be necessary in order that, after giving effect to such prepayments and borrowings, all Loans will be held ratably by the Lenders (including newly added Lenders) in accordance with their respective Commitments after giving effect to the increase in the Committed Amount as of the Amendment Closing Date, (ii) the Commitment Percentages shall be adjusted by the Agent to reflect the then-applicable respective Commitments, (iii) each newly added Lender shall become a party to and become bound by the provisions of this Agreement as a Lender and shall be entitled to the benefits of a Lender under this Agreement and the related Loan Documents and (iv) the Borrower shall execute and deliver any additional Notes or any other Loan Document as the Agent or a Lender (including a newly added Lender) may reasonably request, such additional Notes to be issued against delivery by the related Lender of any then-existing Notes (which may be cancelled by the Borrower on or after the Amendment Closing Date). Any new Loans requested to be extended on or after the Amendment Closing Date shall be made in the as-adjusted Commitment Percentages (subject to the terms of this Agreement). SECTION 2.11 Sharing of Payments. The Lenders agree among themselves that, except to the extent otherwise provided herein, if any Lender shall obtain payment in respect of any Loan or any other obligation owing to such Lender under this Agreement through the exercise of a right of setoff, banker’s lien or counterclaim, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro-rata share of such payment as provided for in this Agreement, such Lender shall promptly pay in cash or purchase from the other Lenders a participation in such Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker’s lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by payment in cash or a repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by

739866994 17557858 68 Fifth Amended and Restated Warehouse Loan Agreement law, exercise all rights of payment, including setoff, banker’s lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan or other obligation in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 2.11 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 2.11 to share in the benefits of any recovery on such secured claim. SECTION 2.12 Payments; Computations; Proceeds of Collateral, Etc. (a) Payments by the Borrower. Unless otherwise expressly provided in a Loan Document, all payments by the Borrower to the Protected Parties pursuant to each Loan Document shall be made by the Borrower (or by its designee) to the Agent for the pro rata account of the Protected Parties entitled to receive such payment or, at the direction of the Agent, directly to such Protected Parties. All payments shall be made without setoff, deduction (except for Taxes which are expressly addressed in Section 3.01) or counterclaim not later than 11:00 A.M. New York City time on the date due in Dollars in same day or immediately available funds to such account or accounts (if payment is to be made directly to the Protected Parties) as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent or a Protected Party, as the case may be, on the next succeeding Business Day. In the event that a payment is made to Agent for the pro rata account of the Protected Parties entitled to such payment, the Agent shall promptly remit in same day funds to each Protected Party its share, if any, of such payments received by the Agent for the account of such Protected Party. Whenever any payment is to be made hereunder or under any Loan, or whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and interest at the Applicable Rate shall accrue on such amount from the first day of such Interest Period to the last day of such Interest Period (regardless whether such last day is not a Business Day); provided, that such next succeeding Business Day shall not be included in such Interest Period but shall be included in the next succeeding Interest Period. (b) Distributions by the Agent. Each such distribution by the Agent to such Protected Party shall be made in accordance with Section 2.07. Upon the request of any Protected Party, the Agent in its sole discretion may cause to be distributed to such Protected Party on such due date a corresponding amount with respect to the amount then due such Protected Party. If and to the extent the Borrower shall not have so made such payment in full to the Agent and the Agent shall have so caused to be distributed to such Protected Party a corresponding amount with respect to the amount then due such Protected Party, such Protected Party shall repay to the Agent forthwith on demand such amount distributed to such Protected Party together with interest thereon, for each day from the date such amount is distributed to such Protected Party until the date such Protected Party repays such amount, at the Federal Funds Rate for the first three Business Days after demand by the Agent and at the Applicable Rate thereafter until the date such Protected Party repays such amount to the Agent. (c) Computations. All computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days. Interest shall accrue from and include the date of borrowing but exclude the date of payment.

739866994 17557858 69 Fifth Amended and Restated Warehouse Loan Agreement SECTION 2.13 Adjustments to Advance Rate and Borrowing Base. The percentages specified in the definition of “Advance Rate” may be modified by the agreement of all of the Lenders. Any change in any such percentage shall take effect on the next succeeding Settlement Date or as otherwise agreed by the Borrower and each of the Lenders. SECTION 2.14 Interest Rate Risk Management. The Borrower agrees that, upon the occurrence of any Hedging Event, it will enter into an Acceptable Derivatives Agreement in consultation with the Agent no later than the last day of the Required Time Period, using funds available under clause (y) of clause fifth of Section 2.07(c)(i), (ii) or (iii), as applicable. The Borrower will, to the extent required by any Committed Lender, amend any Acceptable Derivatives Agreement which is then in effect at any time when there is (i) any increase in the outstanding principal amount of the Loans or (ii) any change in the contractual payment schedule of the Loans, so that such Acceptable Derivatives Agreement, as amended, would comply with the definition of “Acceptable Derivatives Agreement” if first entered into on the date of such amendment. Amounts received by the Borrower under any Acceptable Derivatives Agreement shall be deposited into the Collection Account and applied as set forth in Section 2.07(c). SECTION 2.15 Effect of Benchmark Transition Event. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Agent and the Borrower may amend this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment agreed by the Agent and the Borrower with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Agent written notice that such Required Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 2.15 will occur prior to the applicable Benchmark Transition Start Date. (b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (c) Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the

739866994 17557858 70 Fifth Amended and Restated Warehouse Loan Agreement commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent, the Borrower or Lenders pursuant to this Section 2.15, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.15. (d) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Borrowing of, conversion to or continuation of Adjusted Eurodollar Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Corporate Base Rate Loans. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY SECTION 3.01 Taxes. (a) Payments Net of Certain Taxes. Any and all payments by the Borrower to or for the account of any Protected Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (hereinafter referred to as “Taxes”), excluding, in the case of each Protected Party, (i) Taxes imposed on its net income, and franchise, branch profits, capital or net worth Taxes imposed on it, in each case by the jurisdiction under the laws of which such Protected Party is organized or has an office or place of business, other than solely on account of being a party to, receiving a payment or income under, or enforcing, this Agreement or any other Loan Document, or any political subdivision thereof, and (ii) any U.S. federal withholding Taxes imposed under FATCA (all such non- excluded Taxes being hereinafter referred to as “Indemnified Taxes”). If the Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Protected Party, (i) if such Taxes are Indemnified Taxes, the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 3.01) such Protected Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and withholdings, (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with Applicable Law and (iv) the Borrower shall furnish to the Agent, at the Agent’s Office, the original or a certified copy of a receipt evidencing payment thereof. (b) Other Taxes. In addition, the Borrower agrees to pay any and all present or future stamp or documentary, excise or property Taxes or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of,

739866994 17557858 71 Fifth Amended and Restated Warehouse Loan Agreement or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as “Other Taxes”). (c) Additional Taxes. (i) The Borrower agrees to indemnify each Protected Party for the full amount of Indemnified Taxes and Other Taxes (including any Indemnified Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.01) paid or payable by such Protected Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Protected Party, shall be conclusive absent manifest error. (ii) Each Lender shall severally indemnify the Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(e) relating to the maintenance of a Participant Register and (iii) any Taxes excluded under Section 3.01(a) above attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this paragraph (ii). (d) Tax Forms and Certificates. Each Lender that is a U.S. person shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages thereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter as required by law on or prior to the expiration of the form or certificate most recently provided, provide the Borrower and the Agent with true, complete and correct Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax. Each Lender organized under the laws of a jurisdiction outside the United States (a “Non-U.S. Lender”) shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages thereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter as required by law on or prior to the expiration of the form or certificate most recently provided, provide the Borrower and the Agent with true, complete and correct (i) Internal Revenue Service Form W-8BEN, W-8BEN-E, W-8IMY or W-8-ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces to zero the rate of withholding Tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States or (ii) any other form or certificate required by any United States taxing authority (including any certificate required by Sections 871(h) and 881(c) of the

739866994 17557858 72 Fifth Amended and Restated Warehouse Loan Agreement Internal Revenue Code), certifying that such Lender is entitled to an exemption from Tax on payments pursuant to this Agreement or any of the other Loan Documents. Additionally, if a Lender or Protected Party sells, assigns or transfers any participation in a Loan to another Person, such Lender or Protected Party shall provide any new forms required as a result of such sale or transfer (including, if necessary, Internal Revenue Service Form W-8IMY). (e) Failure to Provide Tax Forms and Certificates. For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form or certificate in the manner and as prescribed by Section 3.01(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), neither such Lender nor any related Protected Party shall be entitled to indemnification under Section 3.01(a) or 3.01(c) with respect to Taxes imposed by the United States or any political subdivision therein as a result of such failure (and such Taxes shall not be considered an “Indemnified Tax”). (f) Obligations in Respect of Non-U.S. Lenders. The Borrower shall not be required to indemnify any Non-U.S. Lender or related Protected Party or to pay any additional amounts to any Non-U.S. Lender or related Protected Party, in respect of United States Federal withholding Tax pursuant to subsections (a) or (c) above (and such Tax shall not be considered an “Indemnified Tax”) to the extent that the obligation to withhold amounts with respect to United States Federal withholding Tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a participant, on the date such participant acquired its participation interest) or to the extent such obligation to withhold amounts with respect to United States federal withholding Tax arises after such date as a result of a change in residence, place of incorporation, principal place of business, or office or location in which Loans governed by this Agreement are booked or recorded by such Lender or Protected Party; provided, however, that this subsection (f) shall not apply (i) to any participant that becomes a participant as a result of an assignment, participation, transfer or designation made at the request of the Borrower or where a change of office or location in which Loans governed by this Agreement are booked or recorded is made at the request of the Borrower and (ii) to the extent the indemnity payment or additional amounts any participant would be entitled to receive (without regard to this subsection (f)) do not exceed the indemnity payment or additional amounts that the Person making the assignment, participation or transfer to such participant would have been entitled to receive in the absence of such assignment, participation, transfer or designation. (g) Obligations in Respect of FATCA. Without duplication to a Lender’s obligation to provide tax forms or certificates under Section 3.01(d), if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Taxes imposed under FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Agent as may be necessary for the Borrower and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payments. Solely for purposes of this

739866994 17557858 73 Fifth Amended and Restated Warehouse Loan Agreement Section 3.01(g), FATCA shall include any amendments made to FATCA after the date of this Agreement. (h) Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Mitigation. If the Borrower is required to pay additional amounts to or for the account of any Protected Party pursuant to this Section 3.01, then such Protected Party will agree to use reasonable efforts to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Protected Party, is not otherwise disadvantageous to such Lender. (j) Tax Receipts. Within thirty days after the date of any payment of Taxes, the Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment (to the extent one is so provided). (k) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in subsections (a) through (j) above shall survive the payment in full of principal and interest hereunder and under any instrument delivered hereunder. SECTION 3.02 Illegality. If, on or after the date of this Agreement, the adoption of any Applicable Law, or any change in any Applicable Law, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the applicable Lender to make, maintain or fund any of its Loans at a rate based upon the applicable Adjusted Eurodollar Rate (such event being hereinafter referred to as an “Illegality Event”) and such Lender shall so notify

739866994 17557858 74 Fifth Amended and Restated Warehouse Loan Agreement the Agent, the Agent shall forthwith give notice thereof to the other Lenders and the Borrower, whereupon until such Lender notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, interest on the Loans of such Lender shall accrue and be payable at the Corporate Base Rate. If an Illegality Event does not affect all Lenders, the Agent shall make a good faith effort to cause the Lenders that are not affected by such Illegality Event to purchase the Loans held by the affected Lenders. The foregoing shall not delay or otherwise affect the Borrower’s obligation to pay interest at the Corporate Base Rate as provided in this paragraph. SECTION 3.03 Increased Costs and Reduced Return. (a) If, on or after the date hereof, (i) the adoption of or any change in any Applicable Law (including any Existing Law (defined below)) or in the interpretation or application thereof applicable to any Protected Party, (ii) any request, guidance or directive (whether or not having the force of law) from any central bank or other Governmental Authority or (iii) the compliance, application or implementation by any Protected Party with the foregoing subclauses (i) or (ii) or any Existing Law, in each case made subsequent to the Effective Date (or, if later, the date on which such Protected Party becomes a Protected Party): (i) shall subject such Protected Party to any Tax of any kind whatsoever with respect to any Loans made by it or its Note or its obligation to make Loans, or change the basis of taxation of payments to such Protected Party in respect thereof (except for (A) Indemnified Taxes and Other Taxes covered by Section 3.01 and (B) changes in Taxes measured by or imposed upon the net income or franchise Tax (imposed in lieu of such net income Tax), of such Protected Party or any Affiliate thereof); (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Protected Party which is not otherwise included in the determination of the applicable Adjusted Eurodollar Rate hereunder; or (iii) shall impose on such Protected Party any other condition; and the result of any of the foregoing is to increase the cost to such Protected Party of making, converting into, continuing or maintaining any Loans or to reduce any amount receivable hereunder in respect thereof (any such increased cost or reduction hereinafter referred to as an “Increased Cost”), then, in any such case, upon notice to the Borrower from such Protected Party, through the Agent, in accordance herewith, the Borrower shall be obligated to pay such Protected Party, in accordance with Section 2.07(c), any additional amounts necessary to compensate such Protected Party on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such increased cost or reduced amount receivable. (b) If any Protected Party shall have determined that (i) the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any Applicable Law (including any Existing Law), regarding capital adequacy, (ii) any request, guidance or directive regarding capital adequacy (whether or not

739866994 17557858 75 Fifth Amended and Restated Warehouse Loan Agreement having the force of law) of any such authority, central bank or comparable agency, or (iii) the compliance, application or implementation by such Protected Party or its parent corporation of the foregoing subclauses (i) or (ii) or any Existing Law has or would have the effect of reducing the rate of return on such Protected Party’s (or parent corporation’s) capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Protected Party, or its parent corporation, could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Protected Party’s (or parent corporation’s) policies with respect to capital adequacy), then, upon notice from such Protected Party to the Borrower, the Borrower shall be obligated to pay to such Protected Party in accordance with Section 2.07(c), such additional amount or amounts as will compensate such Protected Party on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such reduction. Each determination by any such Protected Party of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto. For the avoidance of doubt, an Applicable Law regarding capital adequacy shall include, but not be limited to, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act; (ii) the publication entitled “Basel III: A global regulatory framework for more resilient banks and banking systems,” as updated from time to time (“Basel III”); or (iii) any implementing rules, regulations, guidance, interpretations or directives from any Official Body relating to the Dodd-Frank Wall Street Reform and Consumer Protection Act or Basel III (whether or not having the force of law and whether any such Applicable Law becomes effective before or after the date hereof) (collectively, “Existing Law”). (c) A certificate of each Protected Party setting forth such amount or amounts as shall be necessary to compensate such Protected Party or its holding company as specified in subsection (a) or (b) above, as the case may be, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Protected Party the amount shown as due on any such certificate delivered by it on the next succeeding Settlement Date in accordance with Section 2.07(c). (d) Promptly after any Protected Party becomes aware of any circumstance that will, in its sole judgment, result in a request for increased compensation pursuant to this Section, such Protected Party shall notify the Borrower thereof. Failure on the part of any Protected Party so to notify the Borrower or to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Protected Party’s right to demand compensation with respect to such period or any other period. The protection of this Section shall be available to each Protected Party regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed. SECTION 3.04 Funding Losses. The Borrower shall indemnify each Protected Party against any loss or reasonable expense (but excluding in any event loss of anticipated profit) which such Protected Party may sustain or incur as a consequence of (i) any failure by the Borrower to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in Article IV, so long as any such failure is not solely due to the failure of the Agent or any Lender to comply with its obligations hereunder in all material respects, (ii) any failure by the Borrower to borrow or to refinance any Loan hereunder after irrevocable notice of such Borrowing, or refinancing has been

739866994 17557858 76 Fifth Amended and Restated Warehouse Loan Agreement given pursuant to Section 2.02 or 2.07, so long as any such failure is not solely due to the failure of the Agent or any Lender to comply with its obligations hereunder in all material respects or (iii) any payment or prepayment of a Loan, whether voluntary or involuntary, pursuant to any other provision of this Agreement or otherwise made on a date other than the Settlement Date applicable thereto, so long as any such payment, prepayment or conversion is not solely due to the failure of the Agent or any Lender to comply with its obligations hereunder in all material respects (each such loss or expense, a “Funding Loss”). Such Funding Losses shall be determined by each Protected Party in its sole discretion and shall include an amount equal to the excess, if any, as reasonably determined by such Protected Party, of (i) its cost of obtaining the funds for the Loan being paid, prepaid or not borrowed (based on LIBOR), for the period from the date of such payment, prepayment or failure to borrow to the last day of the then applicable Interest Period (or, in the case of a failure to borrow, the Interest Period for such Loan which would have been applicable to such Loan on the date of such failure to borrow) over (ii) the amount of interest (as reasonably determined by such Protected Party) that would be realized by such Protected Party in reemploying the funds so paid, prepaid or not borrowed or continued for such period or Interest Period, as the case may be. For the avoidance of doubt, any amounts payable under this Section 3.04 shall be calculated on the basis of the Committed Lender or the Conduit Lender, as applicable, obtaining funds for its Loans based on borrowing for a one-month period. A certificate of any Protected Party setting forth any amount or amounts which such Protected Party is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. SECTION 3.05 Market Disruption. (a) If a Market Disruption Event (as defined in subsection (b) of this Section 3.05) exists with respect to any Loan bearing interest at the Applicable Rate for any day during any Interest Period, then the portion of such Loan held by each Lender for such Interest Period shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum (in lieu of the Applicable Rate with respect to such Loan prior to giving effect to such Market Disruption Event) equal to the sum of: (1) the Facility Margin; plus (2) the actual cost of funds of such Lender(s) for such Interest Period; provided that, if a Market Disruption Event (as defined in subsection (b) of this Section 3.05) exists and the provisions of this Section 3.05 are applicable, then each affected Lender shall certify, in a statement provided to the Agent and the Borrower, its actual costs of funds for such Interest Period; plus (3) at any time after the Revolving Termination Date, the Step-Up Margin. (b) For purposes of this Section 3.05, “Market Disruption Event” means, with respect to any Loan bearing interest at the Applicable Rate for any day during any Interest Period, one or more Lenders provide notice to the Agent and the Borrower, not less than three (3) Business Days prior to the commencement of such Interest Period, that, with respect to such Interest Period, LIBOR does not accurately reflect the cost to such Lender(s) of maintaining or funding

739866994 17557858 77 Fifth Amended and Restated Warehouse Loan Agreement its Loans for such Interest Period and the actual cost of funds of such Lender(s) for such Interest Period is greater than LIBOR. (c) Notwithstanding and in lieu of anything provided herein or in any other Transaction Document to the contrary, with respect to each Interest Period with respect to which a Market Disruption Event is applicable, the Borrower shall pay to each affected Lender interest for such Interest Period at the rate provided in subsection (a) of this Section 3.05. ARTICLE IV CONDITIONS SECTION 4.01 [Reserved]. SECTION 4.02 Conditions to the Amendment Closing Date. This Agreement shall become effective upon the receipt by the Agent of the following: (a) Executed Amended Loan Documents. The Agent shall have received fully- executed original copies of this Agreement and the other Amended Loan Documents. (b) Organization Documents. The Agent has received a copy of the Organization Documents of each Facility Party, certified as of a recent date by the Secretary of State of Delaware, to the extent such documents have been amended, supplemented or modified since March 15, 2018. (c) Good Standing Certificates. The Agent has received a certificate as to the good standing of each Facility Party from the Secretary of State of Delaware, as of a recent date. (d) Secretary’s Certificate. The Agent has received a certificate of the Secretary or Assistant Secretary of each Facility Party, dated as of the Amendment Closing Date and certifying (A) that the certificate or articles of incorporation or other Organization Documents, as applicable, of such Facility Party have not been amended either since the date of the last amendment thereto shown on the related certificate furnished pursuant to clause (b) above or since March 15, 2018, if no certificate is required to be furnished pursuant to clause (b) above; (B) that attached thereto is a true and complete copy of the agreement of limited partnership, operating agreement or by-laws of such Facility Party, as in effect on the Amendment Closing Date (or a certification that such documents have not been amended, supplemented, or otherwise modified since March 15, 2018) and in effect at all times since a date prior to the date of the resolutions described in clause (C) below; (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Facility Party, authorizing the execution, delivery and performance of Amended Documents to which it is to be a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (D) as to the incumbency and specimen signature of each officer executing Amended Documents to which it is a party or any other document delivered in connection herewith or therewith on behalf of such Facility Party.

739866994 17557858 78 Fifth Amended and Restated Warehouse Loan Agreement (e) Incumbency. The Agent has received a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (d) above. (f) Legal Opinions. The Agent has received, in each case addressed to the Agent and each Lender, a favorable written opinion dated the date of this Agreement, in form and substance satisfactory to the Agent: (i) from Vedder Price P.C., counsel to the Facility Parties; (ii) from in-house counsel to the Facility Parties; (iii) from special Delaware trust counsel to the Borrower and Wilmington Trust Company, as Delaware trustee for the Borrower; (iv) from counsel to the Collateral Agent; (v) from special STB counsel to the Borrower; and (vi) from special Canadian counsel to the Agent. (g) Representations and Warranties. The representations and warranties made by each Facility Party in any Transaction Document to which it is a party are true and correct in all material respects at and as if made as of the Amendment Closing Date except to the extent they expressly relate to an earlier date. (h) No Default. No Default, Event of Default, Manager Default, Manager Event of Default, Early Amortization Event, event listed in Section 3.01(b)(i)-(v), inclusive, of the Administrative Services Agreement or event listed in Section 6.02(a)-(g), inclusive, of the Insurance Management Agreement shall exist or be continuing as of the Amendment Closing Date. (i) Officer’s Certificate. The Agent shall have received a certificate, dated the Closing Date and signed by a Responsible Officer of each Facility Party confirming compliance with the conditions precedent set forth in clauses (g) and (h) of this Section 4.02. (j) Solvency Certificate. The Agent shall have received a solvency certificate executed by a Responsible Officer of the Borrower, in form and substance satisfactory to the Agent, setting forth the conclusions that, the Borrower is and, after consummation of the transactions contemplated hereby and by the other Transaction Documents and Lease Documents, will be Solvent. (k) Payment of Fees and Expenses. The Agent has received evidence that all costs, fees and expenses due to the Agent and the Lenders on or before the Amendment Closing Date shall have been paid, in each case to the extent invoiced or otherwise notified to the Borrower in writing.

739866994 17557858 79 Fifth Amended and Restated Warehouse Loan Agreement (l) Independent Appraisal. The Agent has received an Independent Appraisal dated February 24, 2021 with respect to all of the Portfolio Railcars in satisfaction of Section 6.10(c)(i). (m) Perfection of Security Interests; Search Reports. On or prior to the Amendment Closing Date, the Agent shall have received: (i) [RESERVED]; (ii) [RESERVED]; (iii) appropriate financing statements (Form UCC-1, Form UCC-3 or such other financing statements or similar notices as shall be required by local law) for filing under the Uniform Commercial Code or other applicable local law of each jurisdiction in which the filing of a financing statement or giving of notice may be required, or reasonably requested by the Collateral Agent, to perfect the security interests intended to be created by the Collateral Documents; (iv) copies of reports from CT Corporation Service System or other independent search service reasonably satisfactory to the Agent listing all effective financing statements that name either Facility Party, as such (under its present name and any previous name and, if requested by the Agent, under any trade names), as debtor or seller that are filed in the jurisdictions wherein such filing would be effective to perfect a Lien in the Collateral or any portion thereof, together with copies of such financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens) or for which the Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing; and (v) evidence of the completion of all other filings and recordings of or with respect to the Collateral Documents, including, without limitation, all filings and recordings specified in Schedule 3.02 to the Security Agreement, and of all other actions as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests intended to be created by the Collateral Documents. (n) Material Adverse Effect. There shall not have occurred since December 31, 2019 any development or event relating to or affecting any Facility Party which has had or could be reasonably expected to have a Material Adverse Effect, except as disclosed in Trinity’s Form 10-K for the fiscal year ended December 31, 2020 filed with the Securities and Exchange Commission. (o) Litigation; Judgments. On the Amendment Closing Date, there shall have been no actions, suits, proceedings or investigations pending (i) with respect to any Transaction Document or the transactions contemplated thereby, (ii) against the Borrower or (iii) against the Manager or the Marks Company and which the Agent or the Required Lenders shall determine could reasonably be expected to have a Material Adverse Effect. Additionally, there shall not have existed any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse

739866994 17557858 80 Fifth Amended and Restated Warehouse Loan Agreement conditions upon the consummation of the transactions contemplated by the Transaction Documents and otherwise referred to herein or therein. (p) Agreed-Upon Procedures Report. The Agent has received a copy of a report satisfactory to it produced by FTI Consulting, Inc. in connection with an Agreed-Upon Procedures Audit conducted pursuant to Section 6.10(b). (q) Other Documents. The Agent has received such other documents as the Agent or Mayer Brown LLP, counsel for the Agent, may reasonably request. SECTION 4.03 Conditions to Each Funding Date. The obligation of any Committed Lender to make a Loan on the occasion of any Borrowing is subject to the prior approval by the Agent (and the Required Lenders, as applicable) at the Borrower’s request to add the applicable Railcars and Leases to be acquired on such Funding Date to the Portfolio in accordance with Section 2.02, and to the satisfaction of the following conditions: (a) Notice. The Borrower shall have delivered to the Agent an appropriate Notice of Borrowing, duly executed and completed, by the time specified in Section 2.02. (b) Representations and Warranties. The representations and warranties made by each Facility Party in any Transaction Document to which it is a party are true and correct in all material respects at and as if made as of the date of such Borrowing except to the extent they expressly relate to an earlier date. (c) No Default. No Default, Event of Default, Manager Default, Manager Event of Default, Early Amortization Event, event listed in Section 3.01(b)(i)-(v), inclusive, of the Administrative Services Agreement or event listed in Section 6.02(a)-(g), inclusive, of the Insurance Management Agreement shall exist or be continuing either prior to or after giving effect thereto. (d) No Collateral Deficiency. Immediately after giving effect to the making of a Loan (and the application of the proceeds thereof), there shall not exist any Collateral Deficiency. (e) Leases; Additional Collateral Certificate. Receipt by the Agent of (i) a copy of each Lease applicable to each Railcar which is to become a Portfolio Railcar on such Funding Date; (ii) (A) with respect to any Lease not requiring the Lessee to pay all rent and other amounts payable by the Lessee to the “Lessor” under the Lease to the Customer Payment Account, a Notice of Lease Assignment with respect to such Lease, substantially in the form of Exhibit E-4 hereto, duly executed and delivered by the Borrower, or (B) if the consent of the Lessee is required under the terms of any applicable Lease, a Lessee Consent, duly executed by the Borrower and the applicable Lessee; and (iii) an originally executed Additional Collateral Certificate with respect to each relevant Railcar and Lease. (f) Recordations and Filings. The Agent shall have received evidence satisfactory to it in its reasonable discretion from special STB counsel to the Borrower and from special Canadian counsel to the Borrower, oral or email confirmation that no Liens exist on the applicable Railcars and Leases to be acquired by the Borrower on the applicable Funding Date which would have priority over the Liens granted to the Collateral Agent on such Funding Date

739866994 17557858 81 Fifth Amended and Restated Warehouse Loan Agreement (and within three (3) Business Days of the applicable Funding Date, the Borrower shall procure an opinion addressed to the Agent and each Lender, dated the applicable Funding Date, substantially in the form of Exhibits D-6 and D-7 hereto, respectively, and covering such additional matters incident to the transactions contemplated hereby as the Agent may reasonably request). (g) Title to the Collateral. The Borrower shall have good and marketable title to each applicable Railcar and good title to all other items of applicable Collateral, free and clear of all Liens created or incurred by it or permitted to exist by it other than Permitted Liens. (h) Evidence of Insurance. The Agent shall have received evidence, to the extent not previously furnished, that liability and casualty insurance meeting the requirements set forth in Section 6.06 is in effect with respect to each applicable Railcar to be added to the Portfolio on such Funding Date. (i) Assignment of Leases and Permits. A duly executed counterpart of any agreement required to establish a perfected first priority Lien in favor of the Collateral Agent for the benefit of the Lenders relating to the Lease of each Railcar being funded on such Funding Date, dated as of the applicable Funding Date, satisfactory in form and substance to the Collateral Agent, and evidence from the official records of the STB and the Registrar General of Canada (or a legal opinion in form and substance reasonably acceptable to the Collateral Agent) that such agreement (or a memorandum thereof) has been registered, recorded or filed for recordation in accordance with Applicable Law. In addition, the Agent shall have received satisfactory evidence that any Permits needed to make all required payments under each such Lease to the Borrower in Dollars have been obtained and are in full force and effect. (j) [RESERVED]. (k) Marks Company Matters. The Agent shall have received evidence satisfactory to it in its reasonable discretion that the Trinity Marks relating to the Railcars to be funded on such date have been added to the separate portfolio of trust assets of the Marks Company. (l) [RESERVED]. (m) Funding Package. Receipt of the complete Funding Package for each such Railcar, including a Bill of Sale and a Physical Inspection Report (if and to the extent required by Section 6.10), based upon a physical inspection of a representative sampling of such Railcars conducted not earlier than 90 days before the proposed Funding Date. The Independent Appraisal (if required) included within such Funding Package shall be issued and dated within 30 days of the proposed Funding Date. (n) Eligibility. A Responsible Officer of the Borrower shall have certified to the Agent and each Lender that (i) each Railcar which is to become a Portfolio Railcar on such Funding Date is an Eligible Railcar and (ii) each Lease which is to become a Portfolio Lease on such Funding Date is an Eligible Lease.

739866994 17557858 82 Fifth Amended and Restated Warehouse Loan Agreement (o) Other Documents. Originals of each of the documents (including all Railcar Documentation) delivered to the Borrower pursuant to the relevant Lease Documents shall have been provided to the Agent. (p) [RESERVED]. (q) [RESERVED]. (r) Payoff Letter. A payoff letter from all Persons (if any) holding Liens of record (other than Permitted Liens) on or prior to the applicable Funding Date with respect to any applicable Railcar shall have been delivered to the Agent. (s) Other Documents and Action. Each Facility Party shall deliver to the Agent such other instruments, agreements and documents and take such other action as the Agent may reasonably request in connection with the Loans to be made on such Funding Date. The delivery of each Notice of Borrowing shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (b), (c), (d), (g) and (n) above. ARTICLE V REPRESENTATIONS AND WARRANTIES Each Facility Party represents and warrants as of the Amendment Closing Date and as of each Funding Date that: SECTION 5.01 Organization and Good Standing. The Borrower is a statutory trust duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, has all trust powers and all material governmental business authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified as a foreign trust, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers and in which the failure to so qualify or be licensed or in good standing, as the case may be, in the aggregate, could have a Material Adverse Effect. The Manager is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its formation, has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified as a foreign corporation, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers and in which the failure to so qualify or be licensed or in good standing, as the case may be, in the aggregate, could have a Material Adverse Effect. SECTION 5.02 Power; Authorization; Enforceable Obligations. Each Facility Party has the corporate or other necessary power and authority, and the legal right to execute, deliver and perform the Transaction Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder, and has taken all necessary corporate or other action to authorize the borrowings and other actions on the terms and conditions of this Agreement and to

739866994 17557858 83 Fifth Amended and Restated Warehouse Loan Agreement authorize the execution, delivery and performance by it of the Transaction Documents to which it is a party. No consent, approval, licenses, validation or authorization of, filing, recording or registration with, notice to, exemption by or other similar act by or in respect of, any Governmental Authority or any other Person (including, without limitation, any stockholder, certificateholder or creditor of any Facility Party or any of their respective Subsidiaries) is required to be obtained or made by or on behalf of any Facility Party in connection with the borrowings or other extensions of credit hereunder, the execution, delivery, performance, validity or enforceability by or against it of the Transaction Documents or the exercise of the rights and remedies of the Agent, the Collateral Agent or any other Protected Party pursuant to this Agreement or any other Loan Document, except for (i) consents, authorizations, notices and filings disclosed in Schedule 5.02, all of which have been obtained or made, (ii) filings to perfect and maintain the perfection of the Liens created by the Collateral Documents and (iii) consents, authorizations, notices and filings in connection with the disposal of Collateral required by laws affecting the offering and sale of securities. This Agreement has been, and each other Transaction Document to which any Facility Party is a party will be, duly executed and delivered on behalf of such Person. This Agreement constitutes, and each other Transaction Document to which any Facility Party is a party when executed and delivered will constitute, a legal, valid and binding obligation of each Facility Party party thereto, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law). SECTION 5.03 No Conflicts. Neither the execution and delivery by the Facility Parties of the Transaction Documents to which each is a party, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by the Borrower, nor the exercise of remedies by the Agent, the Collateral Agent or the Lenders under the Loan Documents, will (i) violate or conflict with any provision of the Organization Documents of any Facility Party, (ii) violate, contravene or conflict with any Applicable Law (including Regulation U or Regulation X), (iii) violate, contravene or conflict with any Contractual Obligation to which any Facility Party is a party or by which any Facility Party may be bound, or (iv) result in or require the creation of any Lien (other than the Lien of the Collateral Documents) upon or with respect to the properties of any Facility Party. SECTION 5.04 No Default. No Facility Party is in default in any respect under any Contractual Obligation to which it is a party or by which any of its properties is bound, in each case which default has had or could reasonably be expected to have a Material Adverse Effect. No Default, Manager Default, Manager Event of Default, Early Amortization Event, or Event of Default has occurred and is continuing. SECTION 5.05 Financial Condition. (a) Audited Financial Statements. The consolidated balance sheet of TILC and its consolidated Subsidiaries as of December 31, 2019 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by TILC’s independent auditors, copies of which have been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of TILC and its consolidated

739866994 17557858 84 Fifth Amended and Restated Warehouse Loan Agreement Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year. (b) Unaudited Financial Statements. The unaudited consolidated balance sheet of TILC and its consolidated Subsidiaries as of September 30, 2020 and the related unaudited consolidated statements of income and cash flows for the three months then ended, copies of which have been delivered to each of the Lenders, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of TILC and its consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three-month period (subject to normal year-end audit adjustments). During the period from September 30, 2020 to and including the Amendment Closing Date, there has been no sale, transfer or other disposition by TILC or any of its consolidated Subsidiaries of any material part of the business or property of TILC and its consolidated Subsidiaries, taken as a whole, and no purchase or other acquisition by them of any business or property (including any Equity Interests of any other Person) material in relation to the consolidated financial condition of TILC and its consolidated Subsidiaries, taken as a whole, which is not reflected in the foregoing financial statements or in the notes thereto. The balance sheets and the notes thereto included in the financial statements referred to in this subsection (a) above disclose all liabilities, actual or contingent, of TILC and its consolidated Subsidiaries as of the date thereof required to be disclosed therein in accordance with GAAP. (c) Post-Closing Financial Statements. The financial statements to be delivered to the Lenders pursuant to Section 6.01(a) and (b), if any, (i) will have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 6.01(a) and (b)) and (ii) will present fairly (on the basis disclosed in the footnotes to such financial statements, if any) the consolidated financial condition, results of operations and cash flows of TILC and its consolidated Subsidiaries as of the respective dates thereof and for the respective periods covered thereby. (d) No Undisclosed Liabilities. Except as set forth in the financial statements described in subsections (a) and (b) above or in any public disclosure filed by Trinity with the United States Securities and Exchange Commission, and for the Debt incurred under this Agreement, (i) there were as of the Closing Date (and after giving effect to any Loans made on such date) and the Amendment Closing Date, no liabilities or obligations (excluding current obligations incurred in the ordinary course of business) with respect to any Facility Party of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due and including obligations or liabilities for Taxes, long-term leases and unusual forward or other long-term commitments), and (ii) no Facility Party knows of any basis for the assertion against any Facility Party of any such liability or obligation which, either individually or in the aggregate, are or could reasonably be expected to have, a Material Adverse Effect. SECTION 5.06 No Material Change. Since December 31, 2019 there has been no Material Adverse Effect, and no event or development has occurred which could reasonably be expected to result in a Material Adverse Effect, except as disclosed in Trinity’s Form 10-K for the fiscal year ended December 31, 2020 filed with the Securities and Exchange Commission.

739866994 17557858 85 Fifth Amended and Restated Warehouse Loan Agreement SECTION 5.07 Title to Properties. On the Closing Date and during the term of this Agreement, the Borrower shall be the sole legal and beneficial owner of and shall have good and marketable title to each Portfolio Railcar and Portfolio Lease and all of its other material properties and assets, except, in the case of assets other than Portfolio Railcars and Portfolio Leases, for minor defects in title that do not interfere with its ability to conduct its business as currently conducted. All such Portfolio Railcars and Portfolio Leases and other material properties and assets are and will be free and clear of Liens other than Permitted Liens. SECTION 5.08 Litigation. There are no actions, suits, investigations or legal, equitable, arbitration or administrative proceedings pending or overtly threatened (or any basis therefor known to any Facility Party) against or affecting any Facility Party that (i) involve any Transaction Document or (ii) could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. SECTION 5.09 Taxes. Each Facility Party has filed, or caused to be filed, all tax returns (including federal, state, local and foreign tax returns) the failure of which to be filed could reasonably be expected to result in a Material Adverse Effect and paid (i) all amounts of Taxes shown thereon to be due (including interest and penalties) and (ii) all other material Taxes, fees, assessments and other governmental charges (including mortgage recording Taxes, documentary stamp Taxes and intangible Taxes) owing by it, except for such Taxes (A) which are not yet delinquent or (B) that are being contested in good faith and by proper proceedings diligently pursued, and against which adequate reserves are being maintained in accordance with GAAP. No Facility Party knows of any pending investigation of any Facility Party by any taxing authority or proposed tax assessments against any Facility Party. SECTION 5.10 Compliance with Law. (a) Each Facility Party is in compliance with all requirements of Applicable Law (including the Prohibited Nations Acts and Environmental Laws) applicable to it or to its properties, except where such failures to comply could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Neither any Facility Party nor any of their respective material properties or assets is subject to or in default with respect to any judgment, writ, injunction, decree or order of any court or other Governmental Authority, except where such defaults could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. No Facility Party has received any written communication from any Governmental Authority that alleges that any of them is not in compliance in any material respect with any Applicable Law, except for allegations that have been satisfactorily resolved and are no longer outstanding. (b) To the Borrower’s knowledge, after making due inquiry, the Borrower is not under investigation by any Governmental Authority (i) for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any Applicable Law (collectively, “Anti-Money Laundering Laws”) or (ii) for or has been charged with, or convicted of any violation of Anti-Corruption Laws. The Borrower has taken reasonable measures appropriate to the circumstances (in any event as required by Applicable Law) to ensure that the Borrower is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws, Anti-Corruption Laws and the Prohibited Nations Acts.

739866994 17557858 86 Fifth Amended and Restated Warehouse Loan Agreement SECTION 5.11 ERISA. (a) Each Pension Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Applicable Laws. Each Pension Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Facility Parties, nothing has occurred which would prevent, or cause the loss of such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Pension Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Pension Plan. (b) There are no pending or, to the best knowledge of the Facility Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Pension Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Pension Plan that has resulted or could be reasonably expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 305 or 4201 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA. SECTION 5.12 Subsidiaries. The Borrower has no Subsidiaries. SECTION 5.13 Governmental Regulations, Etc. (a) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock” within the meaning of Regulation U. No proceeds of the Loans will be used, directly, or indirectly, for the purpose of purchasing or carrying any “margin stock” within the meaning of Regulation U. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U. “Margin stock” within the meaning of Regulation U does not constitute more than 25.00% of the value of the assets of the Borrower. None of the transactions contemplated by this Agreement (including the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act, as amended, the Exchange Act or regulations issued pursuant thereto, or Regulation T, U or X. (b) The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, the Borrower is not (i) an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, (ii) controlled by such a company, or (iii) a “holding company”, a “subsidiary company” of a “holding company”, or

739866994 17557858 87 Fifth Amended and Restated Warehouse Loan Agreement an “affiliate” of a “holding company” or of a “subsidiary” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 1935, as amended. (c) No director, executive officer or principal holder of any Equity Interest of any Facility Party is a director, executive officer or principal shareholder of any Lender. For the purposes hereof, the terms “director”, “executive officer” and “principal shareholder” (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O. SECTION 5.14 Purpose of Loans. The proceeds of the Loans made on each Funding Date will be used solely to fund the Purchase Price of Eligible Railcars and related Eligible Leases added to the Portfolio on such Funding Date and to pay fees and expenses incurred in connection therewith. SECTION 5.15 Labor Matters. There are no strikes against any Facility Party, other than any strikes that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The hours worked and payments made to employees of each Facility Party have not been in violation in any material respect of the Fair Labor Standards Act or any other Applicable Law dealing with such matters. All payments due from any Facility Party, or for which any claim may be made against any Facility Party, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of the applicable Facility Party. The consummation of the transactions contemplated by the Transaction Documents and/or Lease Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which each Facility Party is a party or by which it (or any predecessor) is bound, other than collective bargaining agreements which, individually or in the aggregate, are not material to any Facility Party. SECTION 5.16 Environmental Matters. Each Facility Party has complied in all respects with all applicable Environmental Laws, except where the failure to comply could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. No Facility Party has received written notice of any actual or claimed or asserted failure so to comply with Environmental Laws which alone, or together with any other such liability or notices which have been previously or concurrently received, could reasonably be expected to result in a Material Adverse Effect, other than in connection with failures which have been corrected. No hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants, as those terms are used in any Environmental Laws, are managed on any property of any Facility Party in violation of any regulations promulgated pursuant thereto or any other Applicable Law, except as could not reasonably be expected to result in a Material Adverse Effect. SECTION 5.17 Intellectual Property. Each Facility Party owns, or possesses the right to use, all of the Trinity Marks, trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other rights that are reasonably necessary for the operation of its business, without conflict with the rights of any other Person. To the best knowledge of the Facility Parties, no slogan or other advertising devise, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Facility Party infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is

739866994 17557858 88 Fifth Amended and Restated Warehouse Loan Agreement pending or overtly threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of any Facility Party, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect. SECTION 5.18 Solvency. The Borrower is and, after consummation of the transactions contemplated hereby and by the other Transaction Documents and Lease Documents, will be Solvent. SECTION 5.19 Disclosure. No statement, information, report, representation, or warranty made by any Facility Party in any Transaction Document or furnished to the Agent or any Lender by or on behalf of any Facility Party in connection with any Transaction Document (considered together with all other such information so furnished) contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. SECTION 5.20 Security Documents. (a) The Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Protected Parties, a legal, valid and enforceable security interest in the Collateral and, when the filings, recordations or other actions described in Section 3.02 of the Security Agreement shall have been completed, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Collateral, in each case to the extent provided in such Section 3.02. (b) The Collateral Agent, for the ratable benefit of the Protected Parties, will at all times have the Liens provided for in the Collateral Documents and, subject to the filing by the Agent of continuation statements to the extent required by the Uniform Commercial Code, the Collateral Documents will at all times constitute valid and continuing liens of record and first priority perfected security interests in all the Collateral referred to therein, except as priority may be affected by Permitted Liens. SECTION 5.21 Ownership. Trinity owns, directly or indirectly, 100% of the Equity Interest of TILC. TILC owns good, valid and marketable title to all outstanding beneficial interests of the Borrower, free and clear of all Liens of every kind, whether absolute, matured, contingent or otherwise, and TILC owns good, valid and marketable title to all outstanding beneficial interests of the Marks Company, free and clear of all Liens of every kind (other than Liens encumbering SUBI Certificates issued by the Marks Company which do not relate to Marks applicable to any Portfolio Railcar), whether absolute, matured, contingent or otherwise. SECTION 5.22 Lease Documents. The Borrower has delivered or caused to be delivered (i) to the Agent, to the extent required under Section 4.03(e), copies of the Portfolio Leases and any other Lease Document to which the Borrower is a party and (ii) any material amendments or supplements thereto to which the Borrower is a party, and, except for such amendments so disclosed to the Agent, such documents have not been materially amended or modified. SECTION 5.23 Sole Business of the Borrower. The sole business of the Borrower is the ownership, leasing and financing of Railcars. The Borrower has not engaged in any activities since its organization (other than those incidental to its organization and other appropriate steps and

739866994 17557858 89 Fifth Amended and Restated Warehouse Loan Agreement arrangement for the payment of fees to, and director’s and officer’s insurance for, the officers and directors of the Borrower, the acquisition and leasing of the Portfolio Railcars and the funding of the Purchase Price thereof, the authorization and issuance of the Notes, the execution of this Agreement, and the other Transaction Documents and the Lease Documents to which it is a party and the activities referred to in or contemplated by such agreements), and the Borrower has not paid any dividends or other distributions since its organization, except as permitted pursuant to Section 7.07 hereof. SECTION 5.24 Separate Corporate Structure; No Employees. At all times since the Closing Date: (i) The Borrower is operated as a separate legal entity from the Manager and its Affiliates and will observe all corporate formalities necessary to remain a legal entity separate and distinct from, and independent of the Manager and its Affiliates. (ii) The Borrower has satisfied the minimum capitalization requirements under the laws of the State of Delaware for purposes of conducting its business. (iii) The Borrower has complied in all respects with the requirements set forth in its Organization Documents. (iv) The Borrower currently corresponds with all third parties with regard to the business of the Borrower on stationery with letterhead identifying the Borrower and containing no reference to the Manager or its Affiliates (other than the Borrower). (v) The Borrower keeps complete and accurate entity records, books, accounts and minutes separate from those of the Manager and any of its Affiliates (other than the Borrower) or any other Person. (vi) The Borrower has held itself out to the public (including to creditors of the Borrower, the Manager and their Affiliates) under the Borrower’s own name as a separate and distinct entity. (vii) The Borrower has not directly or indirectly entered into any transaction with the Manager or any of its Affiliates except as expressly permitted by the Loan Documents and then in an arm’s-length bargain. (viii) The Borrower has not loaned funds to, guaranteed or become obligated with respect to claims against the Manager or any of its Affiliates or any other Person or entity except as expressly permitted by the Loan Documents or as provided by operation of consolidated group principles of U.S. federal income Tax and ERISA laws. (ix) The Borrower has kept its assets and liabilities as reflected in its books and records separate from those of the Manager and its Affiliates and has not and at all times will not commingle such assets and liabilities (except as expressly permitted pursuant to this Agreement).

739866994 17557858 90 Fifth Amended and Restated Warehouse Loan Agreement (x) The Borrower has kept adequate records to permit the segregation of its assets and liabilities from those of the Manager and its Affiliates. (xi) The Borrower has not held itself out to the public as a division of the Manager or the Manager as a division of the Borrower. (xii) The Borrower has not induced third parties to rely on the creditworthiness of the Manager in order to have third parties enter into contracts with the Borrower. (xiii) The Borrower has and will pay its obligations in the ordinary course of business as a legal entity separate and distinct from the Manager and its Affiliates. (xiv) The Borrower has and will keep its funds separate and distinct from any funds of the Manager and its Affiliates (except as contemplated by the use of the Customer Payments Account and except for misdirected Lease payments), and will receive, deposit, withdraw and disburse such funds separate from any funds of the Manager and its Affiliates. (xv) The Borrower has no employees. (xvi) The Borrower is otherwise in compliance with the corporate governance and other factual assumptions applicable to it set forth in the “nonconsolidation” opinion delivered by Vedder Price P.C. on April 8, 2015. SECTION 5.25 Leases. (i) Each Lease shown as an Eligible Lease on the Monthly Report most recently delivered to the Agent and the Lenders in accordance with Section 6.01(f) was an Eligible Lease as of the date of such Monthly Report, (ii) except as otherwise disclosed in writing by the Borrower to the Agent, no Lease Default or Lease Event of Default known to the Borrower or the Manager after due inquiry is in existence under any Portfolio Lease and each Portfolio Lease is in full force and effect, (iii) except as otherwise disclosed in writing by the Borrower to the Agent and to each Lender, no Lease Event of Default due to failure to pay rent or Lessee insolvency known to either Facility Party after due inquiry is in existence under any Portfolio Lease and no Portfolio Lease has been terminated due to a Lease Event of Default and (iv) the description of Lease Defaults or Lease Events of Default occurring under a Lease, if any, included in a Request and any supplement thereto accurately describes in all material respects Lease Defaults or Lease Events of Default during the periods described of which any Facility Party is aware after due inquiry as of the relevant Funding Date. SECTION 5.26 Railcars. Each Railcar shown as an Eligible Railcar on the Monthly Report most recently delivered to the Agent and the Lenders in accordance with Section 6.01(f) was an Eligible Railcar as of the date of such Monthly Report. SECTION 5.27 Sanctioned Person. (a) None of the Borrower, any Subsidiary, or any director, officer, or, to the knowledge of the Borrower, any employee, agent, or affiliate of the Borrower or any of its Subsidiaries, is an individual or entity that is, is Controlled by, or is majority owned (individually or in the aggregate, directly or indirectly) by, Persons that are the target of any sanctions administered or enforced by OFAC, the U.S. Department of State, the U.S. Department of Commerce, the United Nations Security Council, the European Union, or Her

739866994 17557858 91 Fifth Amended and Restated Warehouse Loan Agreement Majesty’s Treasury (collectively, “Sanctions”), or, in violation of Applicable law, is located, organized or resident in a country or territory that is, or whose government is, the target of comprehensive trade Sanctions, and (b) the Borrower will not use the proceeds of the Loans or lend, contribute or otherwise make available proceeds of the Loans to any Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any person participating in the Loans). SECTION 5.28 Beneficial Ownership. The information included in each Beneficial Ownership Certification is true and correct in all respects. SECTION 5.29 Tax Status. The Borrower has not elected and will not elect to be treated as a corporation, nor, to its knowledge, has it engaged in any transaction which could result in it becoming taxable as a corporation, for U.S. federal income tax purposes. SECTION 5.30 Additional Representations. In connection with the Agreement, the Borrower represents, warrants and agrees that: (a) it has not, does not and will not during the term of the Agreement (x) issue any obligations that (i) constitute asset-backed commercial paper, or (ii) are securities required to be registered under the Securities Act of 1933 or that may be offered for sale under Rule 144A of the Securities and Exchange Commission thereunder, or (y) issue any other debt obligations or equity interests other than (1) debt obligations substantially similar to the obligations of the Borrower under the Agreement that are (A) issued to other banks or asset-backed commercial paper conduits in privately negotiated transactions, and (B) subject to transfer restrictions substantially similar to the transfer restrictions set forth in Section 11.06 of the Agreement, and (2) equity interests issued to Trinity Industries Leasing Company under the terms of the Second Amended and Restated Declaration of Trust of the Borrower, dated as of May 26, 2009. (b) its assets are consolidated with the assets and liabilities of Trinity Industries Leasing Company for purposes of generally accepted accounting principles. (c) it is not required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) in reliance on an exemption or exclusion available under Section 3(b)(1) of the 1940 Act, although other statutory or regulatory exemptions may be available under the 1940 Act. (d) it is not a “covered fund” as defined in the final regulations issued December 10, 2013, implementing Section 619 of the Dodd-Frank Act, commonly known as the “Volcker Rule”.

739866994 17557858 92 Fifth Amended and Restated Warehouse Loan Agreement ARTICLE VI AFFIRMATIVE COVENANTS Each Facility Party agrees that so long as any Lender has any Commitment hereunder or any Obligation or other amount payable hereunder or under any Note or other Loan Document remains unpaid: SECTION 6.01 Information. The Borrower will furnish, or cause to be furnished, to the Agent and each of the Lenders: (a) Annual Financial Statements. (i) As soon as available, and in any event within 150 days after the end of each fiscal year of TILC, a consolidated balance sheet and income statement of TILC and its consolidated Subsidiaries, as of the end of such fiscal year, and the related consolidated statements of operations and retained earnings and cash flows for such fiscal year, and (ii) As soon as available, and in any event within 120 days after the end of each of its fiscal years, its balance sheet and income statement as of the end of such fiscal year, and the related statements of operations and retained earnings and cash flows for such fiscal year, which financial statements shall be unconsolidated and contain the same information as is used to prepare the audited financial statements for TILC, in each case setting forth in comparative form figures for the preceding fiscal year, all such financial statements to be in reasonable form and detail and audited by Ernst & Young, LLP or other independent certified public accountants of recognized national standing reasonably acceptable to the Agent and accompanied by an opinion of such accountants (which shall not be qualified or limited in any material respect) to the effect that such financial statements have been prepared in accordance with GAAP and present fairly the consolidated financial position and results of operations and cash flows of TILC and its consolidated Subsidiaries in accordance with GAAP consistently applied (except for changes with which such accountants concur). (b) Quarterly Financial Statements. As soon as available, and in any event within 90 days after the end of each of the first three fiscal quarters in each fiscal year of TILC, a consolidated balance sheet of TILC and its consolidated Subsidiaries as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and cash flows for such fiscal quarter and the then elapsed portion of such fiscal year, in each case setting forth in comparative form figures for the corresponding periods of the preceding fiscal year, all such financial statements to be in form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer of TILC, to the effect that such financial statements have been prepared in accordance with GAAP and present fairly in all material respects the consolidated financial position and results of operations and cash flows of TILC in accordance with GAAP consistently applied, subject to changes resulting from normal year-end audit adjustments and the absence of footnotes required by GAAP. (c) Officer’s Certificate. At the time of delivery of the financial statements provided for in Sections 6.01(a) and 6.01(b) above, a certificate of a Responsible Officer of the Borrower

739866994 17557858 93 Fifth Amended and Restated Warehouse Loan Agreement (i) demonstrating compliance with the financial covenant contained in Section 7.12 by calculation thereof as of the end of the fiscal period covered by such financial statements and (ii) stating that no Default, Manager Default, Manager Event of Default, Early Amortization Event, or Event of Default exists, or if any Default, Manager Default, Manager Event of Default, Early Amortization Event or Event of Default does exist, specifying the nature and extent thereof and what action each Facility Party proposes to take with respect thereto. (d) Borrowing Base Certificates. Not later than the second Business Day prior to each Settlement Date, a Borrowing Base Certificate as of the end of the immediately preceding calendar month, substantially in the form of Exhibit A-6 hereto and certified by a Responsible Officer of each Facility Party to be true and correct as of the date thereof. (e) Notices Regarding Collateral. Promptly upon receipt from any Manufacturer, the Manager, any Lessee or any Lessee’s insurance carrier or broker, copies of any material notice, communication, document or agreement related to any Portfolio Railcar or other Collateral. Promptly upon a Responsible Officer of any Facility Party obtaining knowledge thereof, notice of Liens with respect to any Portfolio Railcar other than Permitted Liens. (f) Monthly Report. Not later than the second Business Day prior to each Settlement Date a Monthly Report setting forth the information contained in such Monthly Report for the Measuring Period ending most recently prior to such date (provided that if and to the extent such information is available only from a Lessee or the Agent, the Borrower’s obligation to provide such information shall be limited to providing such information as the Facility Parties are able to obtain from the Agent and such Lessee through commercially reasonable efforts to enforce applicable provisions of the applicable Lease), including a complete list showing the Manufacturer, type, car number, date of manufacture and Mark of each Portfolio Railcar and each Lease with respect thereto, together with an executed and fully completed officer’s certificate substantially in the form of Exhibit M hereto (if expenses are to be reimbursed to the Manager as described in such certificate). The Agent shall review the Monthly Report and, in its sole discretion, provide the Borrower with any corrections or supplemental information regarding the Loans or amounts paid into or held in the Accounts, which corrections and/or information the Borrower shall include in a revised Monthly Report. Not later than the second Business Day after receipt of any corrections or supplemental information provided by the Agent (or, absent any such corrections or supplemental information, not later than the second Business Day after such Settlement Date), the Borrower shall provide the Lenders with a copy of the Monthly Report, as revised pursuant to the preceding sentence. (g) Auditor’s Reports. Promptly upon receipt thereof, a copy of any other report or “management letter” submitted by independent accountants to any Facility Party in connection with any annual, interim or special audit of the books of such Facility Party. (h) Notices. Prompt notice of: (i) the occurrence of any Default, Manager Default, Manager Event of Default, Early Amortization Event or Event of Default; (ii) the occurrence of any Lease Default or Lease Event of Default; and (iii) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including: (A) breach or non- performance of, or any default under, a Contractual Obligation of any Facility Party; (B) any dispute, litigation, investigation or proceeding between any Facility Party and any Governmental

739866994 17557858 94 Fifth Amended and Restated Warehouse Loan Agreement Authority; (C) any litigation, investigation or proceeding affecting any Facility Party in which the amount involved exceeds $0, in the case of the Borrower, or $10,000,000, in the case of the Manager, or in which injunctive relief or similar relief is sought, which relief, if granted, could be reasonably expected to have a Material Adverse Effect; (D) the occurrence of any ERISA Event; and (E) any material change in accounting policies or financial reporting practice by TILC. Each notice pursuant to this Section 6.01(h) shall (i) be accompanied by a statement of a Responsible Officer of the Borrower (or the Manager on its behalf) setting forth details of the occurrence referred to therein and stating what action each Facility Party has taken and proposes to take with respect thereto and (ii) if applicable, describe with particularity any and all provisions of this Agreement or the other Loan Documents that have been breached. (i) Domestication in Other Jurisdiction. As soon as reasonably practicable after resolving to effect a change in the form or jurisdiction of organization of any Facility Party, written notice of such intent, and in any event not less than 30 days prior to any change in the form or jurisdiction of organization of any Facility Party, a copy of all documents and certificates intended to be filed or otherwise executed to effect such change. (j) Agreed-Upon Procedures Report. With reasonable promptness after the receipt thereof by any Facility Party, a copy of any report produced by FTI Consulting, Inc. in connection with an Agreed-Upon Procedures Audit conducted pursuant to Section 6.10(b). (k) Other Information. With reasonable promptness upon request therefor, such other information regarding the business, properties or financial condition of any Facility Party as the Agent or any Lender may reasonably request. (l) Beneficial Ownership. Each Facility Party will promptly notify the Agent of any change in the information provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in such certification. If any Facility Party that was not previously a “legal entity customer” under the Beneficial Ownership Regulation becomes a “legal entity customer” under the Beneficial Ownership Regulation, such Facility Party shall promptly notify the Agent of such fact and promptly deliver a Beneficial Ownership Certification. SECTION 6.02 Preservation of Existence and Franchises; Authorizations, Approvals and Recordations. Each Facility Party will do all things necessary to preserve the legality, validity, binding effect or enforceability of this Agreement, the Notes or any other Lease Document or Transaction Document, or permit the making of any payment or the transfer or remittance of any funds by the Borrower under this Agreement, the Notes or any other Lease Document or Transaction Document. SECTION 6.03 Books and Records. The Borrower will keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves) and shall keep full and accurate books relating to the Collateral, including, but not limited to, the originals of all documentation with respect thereto (other than original executed copies of the Portfolio Leases delivered to the Agent or its nominee under the Loan Documents), all credits granted thereon, all merchandise returned and all other dealings therewith, and the Borrower will make the same

739866994 17557858 95 Fifth Amended and Restated Warehouse Loan Agreement available to the Agent for inspection, at the Borrower’s own cost and expense, as provided in Section 6.10(a). Upon direction of the Agent, the Borrower shall stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the Security Interests. The Borrower will keep, or, with respect to the Portfolio Railcars and the Portfolio Leases, cause the Manager to keep, at all times books of record and account adequate to identify the Portfolio Railcars and Portfolio Leases and to locate the Portfolio Railcars and Portfolio Leases and, to the extent that the Lessee is required to provide such information pursuant to the applicable Portfolio Lease, to disclose its use, maintenance, condition and the income generated to the Borrower through the use thereof, in which full, true and correct entries will be made. SECTION 6.04 ERISA. The Borrower will not maintain or otherwise be or become directly liable in respect of any Pension Plan or Multiemployer Plan and, except as would not reasonably be expected to result in a Material Adverse Effect to the Borrower, no ERISA Affiliate will maintain or have any liability to any Pension Plan or Multiemployer Plan. SECTION 6.05 Payment of Taxes and Other Debt. Each Facility Party will pay and discharge (i) all material Taxes, assessments and other governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (ii) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of the Collateral and (iii) all of its other Debt as it shall become due; provided, however, that no Facility Party shall be required to pay any such Tax, assessment, charge, levy, claim or Debt which is being contested or negotiated in good faith by appropriate proceedings diligently pursued and as to which adequate reserves have been established in accordance with GAAP, unless the failure to make any such payment could reasonably be expected to have a Material Adverse Effect. SECTION 6.06 Insurance; Certain Proceeds. (a) The Borrower will at all times maintain in full force and effect insurance in such amounts, covering such risk and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice (or as are otherwise required by the Collateral Documents), and in any event in compliance with the requirements of Schedule 6.06 hereof. Notwithstanding the generality of the foregoing, (i) with respect to any Portfolio Railcar subject to a Lease, the Borrower agrees that it (or the Manager acting on its behalf) shall enforce the provisions of the Lease against the applicable Lessee as to all required insurance pursuant to the terms thereof, (ii) with respect to any Portfolio Railcar not subject to a Net Lease, in addition to its covenants with respect to the Collateral described herein and of Schedule 6.06 hereof, the Borrower shall comply with the provisions of the Management Documents regarding insurance for such Portfolio Railcar, and (iii) the Borrower shall ensure that at all times insurances against physical damage of the Portfolio Railcars shall be in effect (which may be accomplished pursuant to a contingent physical damage policy) in an amount not less than the replacement cost of such Portfolio Railcars, subject to an aggregate limit of not less than $2,500,000 per occurrence; provided that such coverage may provide for deductible amounts of not more than $50,000 per occurrence (or $100,000, in the event that (i) coverage providing for a $50,000 deductible amount is not then available on commercially reasonable terms or (ii) a deductible amount of $100,000 is then customary in the railcar leasing industry with respect to such coverage). The Collateral Agent shall be named as loss payee or mortgagee, as its interest may appear, with respect to all such property and casualty policies and additional insured with

739866994 17557858 96 Fifth Amended and Restated Warehouse Loan Agreement respect to all such other policies (other than workers’ compensation and employee health policies, if any), and each provider of property damage insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Collateral Agent, (i) that the insurance carrier shall pay all proceeds otherwise payable to the Borrower under such policies jointly to the Borrower and the Collateral Agent (which agreement shall be evidenced by a “standard” or “New York” lender’s loss payable endorsement in the name of the Collateral Agent), (ii) to waive all claims for insurance premiums against the Collateral Agent and the Protected Parties, (iii) to provide coverage to the Collateral Agent for the benefit of the Protected Parties regardless of the breach by the Borrower of any warranty or representation made therein, (iv) that no such policy is subject to co-insurance, and (v) that it will give the Collateral Agent thirty days’ prior written notice before any such policy or policies shall be materially altered, terminated or canceled, and that no act or default of any Facility Party or any other Person (other than nonpayment of premiums) shall affect the rights of the Collateral Agent or the Lenders under such policy or policies. The Borrower assumes all liability and responsibility in connection with the Portfolio and other property and assets acquired by it and the liability of the Borrower to pay the Obligations shall in no way be affected or diminished by reason of the fact that any such property may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Borrower. (b) Any cash receipts from a Casualty or Condemnation (whether by way of Casualty Proceeds or Lessee indemnity payments or otherwise) received by either of the Borrower or the Collateral Agent shall be deposited into the Modifications and Improvements Account and, subject to Section 2.07(c)(iii), applied pursuant to Section 2.07(c)(i) or Section 2.07(c)(ii), as applicable (except for (i) Excepted Payments, which shall be payable to the Persons for whose benefit any such payment is made and (ii) in respect of an Event of Loss, which shall be applied in the same manner as Net Cash Proceeds). Upon the request of the Collateral Agent from time to time, the Borrower will promptly and duly execute and deliver any and all such further instruments and documents as may be specified in such request which are reasonably necessary to perfect, preserve or protect the security interests created or intended to be created for the Replacement Railcars referred to herein, or to establish that the Borrower has title to such Railcars. (c) The Borrower shall not operate any Portfolio Railcar or suffer any Portfolio Railcar to be operated in violation of any provision of any insurance policy in effect with respect to such Railcar or in any jurisdiction where all of the insurance required hereunder shall not remain in full force and effect or in violation of any law, treaty, statute, rule, directive, regulation or order of any Governmental Authority having jurisdiction over such Portfolio Railcar or in violation of any applicable certificate, license or registration relating to such Portfolio Railcar issued by any such Governmental Authority. (d) In connection with the covenants set forth in this Section 6.06, it is understood and agreed that: (i) none of the Collateral Agent, the Agent, the Lenders or their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 6.06, it being understood that (A)

739866994 17557858 97 Fifth Amended and Restated Warehouse Loan Agreement the Borrower shall look solely to its insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Collateral Agent, the Agent, the Lenders or their agents or employees; provided, however, that if the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Borrower hereby agrees to waive its right of recovery, if any, against the Collateral Agent, the Agent, the Lenders and their agents and employees, to the extent permitted by law; (ii) the Borrower will permit an insurance consultant retained by the Agent, at the expense of the Borrower, to review from time to time the insurance policies maintained by or on behalf of the Borrower annually or upon the occurrence of an Event of Default; and (iii) the Required Lenders shall have the right from time to time to require the Borrower to keep other insurance in such form and amount as the Agent or the Required Lenders may reasonably request; provided that such insurance shall be obtainable on commercially reasonable terms; and provided, further, that the designation of any form, type or amount of insurance coverage by the Agent or the Required Lenders under this Section 6.06 shall in no event be deemed a representation, warranty or advice by the Agent or the Lenders that such insurance is adequate for the purposes of the business of the Borrower or the protection of its properties. SECTION 6.07 Operation, Use and Maintenance. (a) Operation and Use. The Borrower will and will require each Lessee to use the Portfolio Railcars only for lawful purposes and shall use and operate and require each Lessee to use and operate the Portfolio Railcars in compliance in all material respects with Applicable Law, except for so long as the Borrower or a Lessee is contesting in good faith by appropriate proceedings diligently conducted the validity or application of such Applicable Law in any reasonable manner. The Portfolio Railcars may not be located or used in any country other than the United States, Canada or Mexico. (b) Maintenance. The Borrower will and will require each Lessee to keep, repair and maintain the Portfolio Railcars (i) in good order and operating condition according to industry practice for Railcars of similar age and vintage, ordinary wear and tear excepted, (ii) in compliance in all material respects with Applicable Law, except for so long as the Borrower or a Lessee is contesting in good faith by appropriate proceedings diligently conducted the validity or application of such Applicable Law in any reasonable manner, (iii) suitable for use in interchange in accordance with the Interchange Rules and (iv) at least as well in all material respects as it would for other similar equipment owned or operated by the Borrower. In addition to (but without limitation of) the foregoing obligation of the Borrower, (i) with respect to any Portfolio Railcar subject to a Net Lease, the Borrower will use reasonable commercial efforts to cause the Lessee of such Railcar to comply with the maintenance requirements set forth in such Lease, and

739866994 17557858 98 Fifth Amended and Restated Warehouse Loan Agreement (ii) with respect to any Portfolio Railcar not subject to a Net Lease, the Borrower will cause the Railcar to comply with the maintenance requirements set forth in the Management Agreement. (c) Identification Numbers. The Borrower may change or permit to be changed the identifying number of any Portfolio Railcar in accordance with its or the Manager’s normal business practices at the time applied in a nondiscriminatory manner. Concurrently with the delivery of each Monthly Report or promptly upon request of the Collateral Agent if there exists an Event of Default, the Borrower (or the Manager on its behalf) shall deliver to the Collateral Agent a list of the identifying numbers of all Portfolio Railcars that have been changed within the period covered by such Monthly Report and prior thereto to the extent not previously disclosed by the Borrower and evidence of the filing, recording or depositing in such public offices where the Security Agreement (or memoranda or notices thereof) have been filed, recorded or deposited reflecting any changes in identifying numbers which have occurred within such period and prior thereto to the extent not previously disclosed by the Borrower as may be necessary to preserve and perfect the interest of the Collateral Agent and the Lenders in the Portfolio Railcars whose identifying numbers have changed. (d) Insignia. Except as provided in Section 6.07(c), the Borrower will not allow the name of any Person to be placed on any Railcar as a designation that might be interpreted as a claim of ownership; provided, however, that the Borrower may permit any of the Portfolio Railcars to be lettered with the names, trademarks, initials or other insignia customarily used by the Borrower or its Affiliates (including the Marks Company), or any Lessee or its Affiliates, on railroad equipment used or leased by such Person of the same or a similar type for convenience of identification of its right to use such Portfolio Railcar under any applicable Lease, and any of the Portfolio Railcars may be lettered in an appropriate manner for convenience of identification of the interest of the Borrower or any Lessee therein. SECTION 6.08 Replacement of Parts; Modifications and Improvements. (a) Replacement of Parts. The Borrower, at its sole cost and expense (whether from the Maintenance Reserve Account, by reimbursement of expenses incurred by the Manager, approved by the Agent and paid pursuant to Section 2.07(c) or otherwise), will as promptly as practicable replace, or cause any Lessee to replace, all Parts with respect to Portfolio Railcars that may from time to time become worn out, obsolete, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the course of maintenance, service, repair, overhaul or testing, the Borrower, or a Lessee, at its sole cost and expense, may remove any Part, whether or not worn out, obsolete, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use. All replacement Parts shall be selected and installed in accordance with the Borrower’s or the Manager’s normal business practices at that time applied in a nondiscriminatory manner, and shall be free and clear of all Liens except Permitted Liens and shall be in good operating condition. (b) Modifications and Improvements. The Borrower, at its expense (whether from the Modifications and Improvements Account, by reimbursement of expenses incurred by the Manager, approved by the Agent and paid pursuant to Section 2.07(c) or otherwise), shall make

739866994 17557858 99 Fifth Amended and Restated Warehouse Loan Agreement or cause to be made such modifications and improvements to each Portfolio Railcar: (i) to the extent required of the Borrower by the terms of the applicable Lease or (ii) as may be (A) set forth as requiring present compliance in any mandatory directives adopted by any Governmental Authority or (B) required from time to time to meet the applicable standards of the Governmental Authority having jurisdiction over it or the appropriate Railcar or the standards of any applicable maintenance program, unless the validity of such standard is being contested in good faith by appropriate proceedings. (c) Except as expressly provided in this Section 6.08, the Borrower shall not make or permit to be made any modifications and improvements to any Portfolio Railcar without the prior written consent of the Agent, which consent may be granted or withheld in the Agent’s reasonable discretion. SECTION 6.09 Use of Proceeds. The Borrower will use the proceeds of the Loans solely for the purposes set forth in Section 5.14 and not for any purposes which would result in a violation of Applicable Law, including Anti-Money Laundering Laws, Anti-Corruption Laws, Prohibited Nations Acts or applicable Sanctions. SECTION 6.10 Audits/Inspections/Appraisals. (a) Audits and Inspections. Upon reasonable notice and during normal business hours, each Facility Party will permit representatives appointed by the Agent or any Lender (at the expense of the Agent or such Lender, as applicable, except as set forth in the proviso hereto), including independent accountants, agents, employees, attorneys and appraisers, to visit, audit and inspect its property and operations, including its books, records, reports and other papers related to the Collateral or to its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representatives obtain and shall permit the Agent or any Lender or such representatives to investigate and verify the accuracy of information provided to the Agent or Lenders and to discuss all such matters with the officers and independent accountants and representatives of each Facility Party; provided that (i) so long as no Event of Default or Manager Event of Default or Manager Default has occurred and is continuing, the Borrower shall pay the costs and expenses incurred in connection with one such audit or inspection a year conducted at the request of the Agent or the Required Lenders and (ii) if an Event of Default or a Manager Event of Default or Manager Default shall have occurred and be continuing, the Borrower shall pay the costs and expenses of any and all such inspections conducted at the request of the Agent or the Required Lenders. The Borrower will cooperate with the Agent to resolve, in a commercially-reasonable manner, all issues, if any, discovered in the course of such audit or inspection or in the course of any Agreed-Upon Procedures Audit. The Borrower will from time to time upon the reasonable request of the Agent, permit the Agent, the Collateral Agent or professionals (including investment bankers, consultants, attorneys, accountants and appraisers) retained by the Agent to (x) conduct evaluations and appraisals of (A) the Borrower’s practices in the computation of the Borrowing Base and (B) subject to the provisions of Section 6.10(c) below, in the case of Railcars, the assets included in the Collateral and (y) subject to restrictions and procedures on inspection of the Portfolio Railcars in any applicable Lease, conduct a physical inspection of any Portfolio Railcar or otherwise obtain a Physical Inspection Report with respect thereto at any time after the occurrence and during the continuance of an Event of

739866994 17557858 100 Fifth Amended and Restated Warehouse Loan Agreement Default, and the Borrower will pay the reasonable fees and expenses of such professionals in accordance with Section 11.04. In addition to the foregoing, the Borrower agrees that (x) not later than the 60th day after the Closing Date, the Borrower will deliver to the Agent a Physical Inspection Report with respect to a representative sampling of not less than five percent and up to ten percent of the Railcars intended to become Portfolio Railcars on the Closing Date and (y) thereafter, (A) a copy of any Physical Inspection Report obtained by the Borrower (or by the Manager on its behalf) with respect to any Portfolio Railcar or proposed Portfolio Railcar and (B) in the event the Borrower acquires a group of Railcars from a seller other than the relevant Manufacturer thereof, a Physical Inspection Report with respect to a representative sampling of 10.00% or such higher percentage of such group of Railcars as may be agreed by the Borrower and the Agent. (b) Agreed-Upon Procedures Audit. Annually, upon reasonable notice and during normal business hours, each Facility Party will permit representatives from FTI Consulting, Inc. or such other auditing firm reasonably acceptable to the Facility Parties (at the expense of the Borrower) to visit, audit and inspect its property and operations and conduct an agreed-upon procedures audit, which will be limited to the scope set forth on Schedule 6.10 (each, an “Agreed- Upon Procedures Audit”); provided that, such Agreed-Upon Procedures Audit will not be counted for purposes of the limit set forth in clause (i) of Section 6.10(a) above. The Facility Parties intend that the next such Agreed-Upon Procedures Audit will be completed on or before March 21, 2022, and on an annual basis thereafter. (c) Appraisals. The Borrower shall at its expense provide an Independent Appraisal with respect to all of the Portfolio Railcars (i) on the Amendment Closing Date, (ii) twelve months after the Amendment Closing Date and every twelfth Settlement Date thereafter, (iii) on the Revolving Termination Date, (iv) six months after the Revolving Termination Date and every sixth Settlement Date thereafter, and (v) at any time after the occurrence and during the continuation of any Event of Default or Manager Event of Default, following the request of the Agent acting at the reasonable request of any Lender. The Agent also may at any time and from time to time obtain an Independent Appraisal of any Railcar (in addition to the Independent Appraisal required pursuant to this Section 6.10(c)) at its own expense. Each Independent Appraisal delivered pursuant to this Section 6.10(c) shall be in form and substance reasonably satisfactory to the Agent; provided that with respect to any Railcar, when appropriate and acceptable to the Agent, any such Independent Appraisal may be in the form of a letter from an Independent Appraiser confirming the Independent Appraisal previously delivered by such Independent Appraiser with respect to such Railcar; provided further that, Independent Appraisals of any Railcar shall be based on the most recent Physical Inspection Report (if any) of such Railcar.

739866994 17557858 101 Fifth Amended and Restated Warehouse Loan Agreement SECTION 6.11 Stamp Tax. If any jurisdiction in which any Portfolio Railcar is registered, operated or located, from time to time, requires the payment of a stamp tax, fee or its equivalent in order to perfect the Collateral Agent’s security interest in such Railcar or otherwise to allow the Agent to realize upon the Collateral, the Borrower shall pay the amount of such stamp tax, fee or its equivalent in accordance with Section 2.07(c). SECTION 6.12 Follow-On Leases. Any Portfolio Lease which was not in place as of the applicable Funding Date (and described in the applicable Notice of Borrowing) (a “Follow-On Lease”) (i) will be an Eligible Lease, (ii) will only be a lease of Eligible Railcars and (iii) will have satisfied the conditions precedent described in Section 4.03 hereof. If any of clause (i), (ii) or (iii) of this Section 6.12 shall not have been satisfied prior to the execution of the applicable Follow- On Lease, the Borrower (or the Manager on its behalf) shall forward the proposed Follow-On Lease to the Agent, together with all related Lease Documents, financial and credit information regarding the proposed Lessee, for approval, which approval, in each case, shall be determined in the Agent’s sole and exclusive discretion. SECTION 6.13 Accounts. (a) The Borrower shall cause to be established one or more accounts with the Depositary pursuant to the Depository Agreement in the name of the Borrower. The Borrower shall cause the Depositary to create the Collection Account, the Custody Account, the Depository Account, the Liquidity Reserve Account, the Maintenance Reserve Account, the Discretionary Account and the Modifications and Improvements Account, in each case in accordance with the terms of the Depository Agreement. The Borrower shall notify (and the Borrower hereby authorizes the Collateral Agent so to notify), in each case following the occurrence and during the continuation of a Manager Default or an Event of Default, each Lessee and other account debtors of the Borrower in writing that each Lease and other accounts receivable of the Borrowers has been assigned to the Collateral Agent under the Loan Documents for the benefit of the Protected Parties. The Borrower also shall notify and instruct each Lessee that all payments due or to become due under each Portfolio Lease (except for Excepted Payments (which shall be payable to the Persons for whose benefit any such payment is made)) or otherwise in respect of amounts and other receivables of the Borrower are to be made directly to the Customer Payments Account (or, after the occurrence of the Customer Collections Account Administration Agreement Severance, the Collection Account). (b) Any amounts from time to time held in the Collection Account, the Maintenance Reserve Account, the Modifications and Improvements Account, the Discretionary Account and the Liquidity Reserve Account may be invested in Cash Equivalents (subject to the provisions of the Depository Agreement), at the Borrower’s risk as directed in writing by the Borrower, until the application thereof in accordance with Section 2.07(c) hereof. Upon the occurrence and during the continuance of an Event of Default, the Agent may direct by notice the Depositary to pay to the Agent the amount specified in such notice from the Account(s) specified in such notice, and the Agent shall apply such amounts received from the Depositary to the repayment of the Obligations in accordance with the applicable provisions of Section 2.07(c). (c) Subject to the provisions of the Depository Agreement, the Agent may from time to time in its sole discretion (and, to the extent such application would have the effect of curing

739866994 17557858 102 Fifth Amended and Restated Warehouse Loan Agreement a Default under Section 9.01(a) hereof or if the Loans have become or been declared immediately due and payable pursuant to Section 9.02, shall) instruct the Depositary to pay into the Collection Account any amounts from time to time on deposit in the Liquidity Reserve Account; provided that, so long as no Event of Default shall have occurred and then be continuing, (i) the Agent shall have consulted with the Borrower prior to giving such instruction and (ii) if and to the extent determined by the Agent and the Borrower that a reserve is required to be held in the Accounts in respect of anticipated claims by a Lessee for payment of deposit, maintenance reserves or insurance or indemnity payments, such reserve shall be retained in the Accounts. (d) Any amounts deposited into the Collection Account pursuant to this Section 6.13 shall be applied by the Agent in accordance with Section 2.07(c). (e) The Manager hereby agrees to allocate all Cash Flow from the Customer Payments Account to the Collections Account in accordance with the Customer Collections Account Administration Agreement. SECTION 6.14 Manager. (a) The Borrower acknowledges and agrees that, subject to the provisions of the next sentence, while any Obligation remains outstanding, TILC shall remain the Manager. The Borrower, the Manager and the Agent further agree that, upon the occurrence and continuance of an Event of Default or a Manager Event of Default and as otherwise provided in the Management Documents, the Agent (acting at the direction of the Required Lenders), without the consent of any Facility Party, shall have the right (and on the direction of the Required Lenders, the obligation) to remove the Manager, terminate any Management Document(s) and/or cause a Customer Collections Account Administration Agreement Severance to occur, appoint a new Manager that is reasonably satisfactory to both the Agent and the Required Lenders, in accordance with Section 8.04 or Section 8.06 of the Management Agreement, deliver the Payment Notice/Lessor Rights Notice to any and all Lessees with respect to any and all of the Portfolio Leases and enter into new Management Document(s) with such new Manager. (b) The Borrower, the Manager and the Agent agree that upon the occurrence and continuance of an Event of Default, a Manager Default, a Manager Event of Default or any event set forth in clauses (i) through (viii) of Section 6(a) of the Customer Collections Account Administration Agreement, the Agent shall, at the direction of the Required Lenders, take all other actions necessary to appoint a successor to the Manager in its duties thereunder in accordance with Section 6(a) thereof. SECTION 6.15 Action after an Event of Default. Following the occurrence and during the continuance of an Event of Default, each Facility Party shall, in connection with taking any action or exercising any rights or remedies under any Lease Document or Management Document, comply with all applicable written instruction from the Agent (it being understood that such Facility Party will not be considered in breach of this Section 6.15 or any other provision of any Transaction Document solely by virtue of complying with such written instructions). SECTION 6.16 Compliance with Separate Corporate Structure; Employees. The Borrower will comply with Section 5.24 on an ongoing basis.

739866994 17557858 103 Fifth Amended and Restated Warehouse Loan Agreement SECTION 6.17 Required Disclosures. Promptly, following a request by the Agent or any Lender, the Borrower shall provide all documentation and other information the Agent or any Lender reasonably requests about the Borrower or any Affiliate thereof in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and Beneficial Ownership Regulation. SECTION 6.18 Change of Name. Without limitation of any other requirements of the Loan Documents, the Manager shall not change its legal name or any name under which it conducts business without giving not less than thirty (30) days’ prior written notice to the Agent and the Committed Lenders, provided that during the continuance of any Default or Event of Default, neither the Borrower nor the Manager shall change their legal name or any name under which they conduct business, without the prior written consent of the Required Lenders. Notwithstanding anything to the contrary contained herein or in the other Transaction Documents, TILC may, upon providing to the Agent (i) not less than thirty (30) days’ prior written notice, (ii) a certificate as to the good standing of TILC from the Secretary of State of Delaware, and (iii) a favorable written opinion from counsel to TILC addressed to the Agent and each Lender as to such customary matters as the Agent may reasonably request, convert from a corporation to a limited liability company and, upon such a conversion, all of the representations, warranties and covenants of TILC contained herein and in the other Transaction Documents shall be deemed to be amended to reflect TILC’s status as a limited liability company and shall be deemed to have been made as of the date of such conversion except to the extent they expressly relate to an earlier date. ARTICLE VII NEGATIVE COVENANTS Each Facility Party agrees that so long as any Lender has any Commitment hereunder or any Obligations or other amount payable hereunder or under any Note or other Loan Document remains unpaid: SECTION 7.01 Limitation on Debt. The Borrower will not incur, create, assume or permit to exist any Debt, including, without limitation, Derivatives Obligations except: (i) Debt of the Borrower under this Agreement and the other Loan Documents; and (ii) Derivatives Obligations of the Borrower under Derivatives Agreements to the extent entered into after the Closing Date with the express written consent of the Agent to manage interest rate risks and not for speculative purposes; provided, however, that, for the avoidance of doubt, (A) no such Derivatives Agreement shall require the posting of collateral and (B) the Borrower shall not post any collateral in respect of any Derivatives Agreement, in each case other than collateral which is subject or which is purported to be subject to the Liens granted by the Collateral Documents. SECTION 7.02 Restriction on Liens. The Borrower will not create, incur, assume or permit to exist any Lien on any property or assets now owned or hereafter acquired by it or on any income or rights in respect of any thereof, except Permitted Liens.

739866994 17557858 104 Fifth Amended and Restated Warehouse Loan Agreement SECTION 7.03 Nature of Business. The Borrower will not alter the character or conduct of the business conducted by it as of the Closing Date and activities directly related thereto. SECTION 7.04 Consolidation, Merger and Dissolution. The Borrower will not enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself or its affairs (or suffer any liquidations or dissolutions). SECTION 7.05 Asset Dispositions. The Borrower will not make or permit or consent to any Asset Disposition; provided that (i) the Borrower may make or permit or consent to any Asset Disposition by way of Event of Loss or Condemnation, so long as the Net Cash Proceeds of such Asset Disposition shall have or upon receipt shall be delivered to the Depositary in accordance with Section 6.06 for application in accordance with Section 2.07, (ii) the Borrower may make or permit or consent to any Asset Disposition to a Lessee pursuant to a purchase option in the applicable Lease if (A) the consideration therefore is cash or Cash Equivalents; (B) no Collateral Deficiency shall result or shall be increased as a result of such Asset Disposition and (C) the Net Cash Proceeds of such Asset Disposition shall have or simultaneously therewith be delivered to the Depositary for deposit to the Collection Account for application in accordance with Section 2.07 and (iii) with the prior written consent of the Agent, to be granted or withheld in the Agent’s sole discretion, the Borrower may make or permit or consent to any other Asset Disposition (including in connection with a Securitization) if (A) the consideration therefor is cash or Cash Equivalents; (B) no Collateral Deficiency shall exist immediately before or immediately after giving effect to such transaction, (C) no Default or Event of Default shall have occurred and be continuing immediately before or immediately after giving effect to such transaction and (D) the Net Cash Proceeds of such Asset Disposition equal to the amount required to be paid into the Collection Account pursuant to Section 2.07(b)(iv) or Section 2.07(b)(v), as applicable, shall have or simultaneously therewith be delivered to the Depositary for deposit to the Collection Account. Upon consummation of an Asset Disposition permitted under and application of the proceeds thereof in accordance with this Section 7.05, the Collateral Agent shall (to the extent applicable) deliver to the Borrower, upon the Borrower’s request and at the Borrower’s expense, such documentation as is reasonably necessary to evidence the release of the Collateral Agent’s security interests, if any, in the assets being disposed of, including amendments or terminations of Uniform Commercial Code Financing Statements, if any. SECTION 7.06 Investments. The Borrower will not hold, make or acquire, any Investment in any Person, except that: (i) the Borrower may invest in cash and Cash Equivalents pursuant to this Agreement and the Depository Agreement; (ii) the Borrower may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) the Borrower may acquire and own Investments (including Debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business; and

739866994 17557858 105 Fifth Amended and Restated Warehouse Loan Agreement (iv) the Borrower may purchase Eligible Railcars, Eligible Leases and other related inventory, machinery and equipment in the ordinary course of business. SECTION 7.07 Restricted Payments, etc. The Borrower will not declare or pay any Restricted Payments (other than Restricted Payments payable solely in Equity Interests (exclusive of Disqualified Stock) of the Borrower), except that, so long as no Manager Default, Early Amortization Event, Default or Event of Default has occurred and is continuing, the Borrower may make Restricted Payments from time to time to the extent cash is made available to the Borrower pursuant to Section 2.07(c). SECTION 7.08 Transactions with Affiliates. The Borrower will not engage in any transaction or series of transactions with (i) any officer, director, holder of any Equity Interest in or other Affiliate of the Borrower or (ii) any Affiliate of any such officer, director, holder or Affiliate, other than (A) the payment of the Manager’s Fees as provided in Section 2.07(c), (B) Manager Advances pursuant to the Management Agreement and Section 2.07(c), (C) transfers of assets permitted by Section 7.05, (D) as otherwise expressly provided for or contemplated in any Loan Document and (E) so long as no Default or Event of Default has occurred and is continuing, other transactions (including the purchase of Railcars) which are engaged in by the Borrower in the ordinary course of its business on terms and conditions as favorable to it as would be obtainable by it in a comparable arms’-length transaction with an independent, unrelated third party. SECTION 7.09 Fiscal Year; Organization and Other Documents. The Borrower will not (i) change its fiscal year, (ii) except with the consent of the Agent and the Required Lenders, enter into any amendment, modification or waiver to its Organization Documents, (iii) except with the consent of the Agent, amend, modify, extend, renew, cancel or terminate the Asset Contribution and Purchase Agreement, any Bill of Sale, any other Sale Document, any Management Document, any Lease Document or any other Assigned Agreement (as defined in the Security Agreement), waive any default under or breach of any such agreement, compromise or settle any material dispute, claim, suit or legal proceeding relating to any such agreement, sell or assign any such agreement or interest therein, consent to or permit or accept any prepayment of amounts to become due under or in connection with any such agreement, except as expressly provided therein, or take any other action in connection with any such agreement which would impair the value of the interests or rights of the Borrower thereunder or which would impair the interests or rights of the Agent under this Agreement, except that, unless the Agent shall have notified the Borrower upon the occurrence of an Event of Default that this exception is no longer available or if the same would otherwise be adverse in any material respect to the interests of the Agent and the Lenders, the Borrower may (or may permit the Manager to) modify, make adjustments with respect to, extend or renew any Assigned Agreements in the ordinary course of business, and except that Sections 7.13 and 7.14 shall govern the right of the Borrower to waive or permit the waiver of a Lease Default or Lease Event of Default or (iv) enter into any amendment, modification or waiver to any Management Document or the Asset Contribution and Purchase Agreement, in each case as in effect on the Amendment Closing Date which is in any manner adverse to the interests of the Agent, the Collateral Agent or the Lenders. The Borrower will promptly provide the Lenders with copies of all amendments to the foregoing documents and instruments as in effect as of the Amendment Closing Date.

739866994 17557858 106 Fifth Amended and Restated Warehouse Loan Agreement SECTION 7.10 Additional Negative Pledges. The Borrower will not enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for an obligation if security is given for some other obligation, except pursuant to this Agreement and the other Loan Documents. SECTION 7.11 Impairment of Security Interests. No Facility Party will take or omit to take any action which action or omission might or would materially impair the security interests in favor of the Collateral Agent with respect to the Collateral. SECTION 7.12 [Reserved]. SECTION 7.13 No Amendments to the Lease Documents. Without prior written consent of the Agent or as expressly provided by the terms of this Agreement, no Facility Party will amend, modify, consent to or permit any change in the terms or otherwise alter or grant any consent or approval under any Lease Document in a manner which would materially and adversely affect the Agent, the Collateral Agent or Lenders. SECTION 7.14 Lease Default. Without the prior written consent of the Agent, which consent may be granted or withheld at the Agent’s sole discretion, no Facility Party will waive (or permit the waiver of) a Lease Default or Lease Event of Default under a Lease; provided, however, that unless a Default arising from the failure to make a payment when due hereunder or an Event of Default has occurred and is continuing, the Borrower may elect, in its reasonable discretion and upon written notice to the Agent, to give such waiver (or permit such waiver), so long as such waiver is limited to the particular facts giving rise to such Lease Default or Lease Event of Default and does not prejudice the Borrower’s (or Collateral Agent’s, by assignment) rights under the relevant Lease to exercise remedies with respect to any other or future Lease Defaults or Lease Events of Default; provided, further, that any such waiver without the prior written consent of the Agent shall not (i) cause a Lease which otherwise would cease or fail to be an Eligible Lease to be an Eligible Lease or (ii) affect the determination of the Excluded Assets Amount. SECTION 7.15 Consolidation with Any Other Person. The Borrower will not operate in a manner that would result in substantive consolidation of the “estate” (as defined in Section 541(c) of the Bankruptcy Code) of the Borrower with the “estate” of any other Person, and in such connection the Borrower shall observe all corporate formalities, and maintain records separately and independently from those of any other Person. SECTION 7.16 Limitations on Employees, Subsidiaries. The Borrower will not employ or maintain any employees other than as required by Applicable Law; provided that officers and directors shall not be deemed to be employees for purposes of this Section 7.16. SECTION 7.17 Independence of Covenants. All covenants contained herein shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by an exception to, or

739866994 17557858 107 Fifth Amended and Restated Warehouse Loan Agreement otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists. SECTION 7.18 Funds to Repay Loans. The Borrower will not permit any part of the funds used in repayment of the Loan to be derived from a prohibited transaction with a Sanctioned Person. SECTION 7.19 Sanctioned Person. The Borrower shall not, nor shall it permit any Subsidiary to, become a Sanctioned Person nor shall the Borrower permit any Person that owns or Controls the Borrower to become a Sanctioned Person. SECTION 7.20 Tax Status. The Borrower will not elect to be treated as a corporation or enter into any transaction which could reasonably be expected to result in it becoming taxable as a corporation, for U.S. federal income tax purposes. ARTICLE VIII OTHER COVENANTS SECTION 8.01 Quiet Enjoyment. The Agent, the Collateral Agent and each Lender hereby covenant and agree that so long as no Event of Default or Lease Event of Default has occurred and is continuing, it shall not take or cause to be taken any action contrary to any Lessee’s or any permitted sublessee’s right to quiet enjoyment of, and the continuing possession, use and operation of, the relevant Portfolio Railcar during the term of such Lease and in accordance with the terms of such Lease. To the extent reasonably requested by a Lessee in connection with a Funding Date, the Agent, the Collateral Agent and each Lender shall confirm this Section 8.01. ARTICLE IX DEFAULTS SECTION 9.01 Events of Default. An Event of Default shall exist upon the occurrence of any of the following specified events or conditions (each an “Event of Default”): (a) Payment. (i) (A) On any date on which any interest is payable hereunder, whether by scheduled payment, acceleration or otherwise, all accrued and unpaid interest as of such date (other than Aggregate Default Interest and accrued and interest based on the Step-Up Margin) shall not be paid in full; or (B) On any date on which any principal of the Loans is due, whether by scheduled maturity, required prepayment, acceleration or otherwise (other than payments of principal required under Section 2.07(b)(iii) or 2.07(c)(i) to cause a Collateral Deficiency not to exist) such principal shall not be paid in full; in the case of each of clause (i)(A) or (i)(B) hereof, without regard to whether sufficient Cash Flow or Net Cash Proceeds are available for such payment on such date; or

739866994 17557858 108 Fifth Amended and Restated Warehouse Loan Agreement (ii) any default (not otherwise described in clauses (i)(A) or (i)(B) of this Section 9.01(a) or in Section 9.01(b) below) shall occur, which default shall continue for 15 days after notice thereof has been given to the Borrower by the Agent, in the payment when due of any fees or other amounts owing hereunder, under any of the Loan Documents or in connection herewith or therewith. (b) Out of Formula. A Collateral Deficiency shall exist on any three consecutive Settlement Dates (after giving effect to all Loans made pursuant to Section 2.01 and all amounts applied to repay the Loans pursuant to Section 2.07(c) on each such Settlement Date), unless such Collateral Deficiency exists solely as a result of a designation by the Agent of any Designated Ineligible Type of Railcar or Lease or as a result of an exclusion of one or more Eligible Railcars pursuant to clause (xix) of the definition of “Excluded Assets Amount”, in which case such Collateral Deficiency shall exist on any four consecutive Settlement Dates (after giving effect to all Loans made pursuant to Section 2.01 and all amounts applied to repay the Loans pursuant to Section 2.07(c) on each such Settlement Date). (c) Representations. Any representation, warranty or statement made or deemed to be made by any Facility Party herein, in any of the other Loan Documents or in any Management Document, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made; provided, that with respect to any of the foregoing as to which rescission of transfer is a remedy available under Section 4.11 of the Asset Contribution and Purchase Agreement, no Event of Default shall exist as a result of such event unless and until there has been a failure by TILC to make the rescission payment described in said Section 4.11. (d) Covenants. Any Facility Party shall: (i) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 6.01(a), 6.01(b), 6.02 (with respect only to such Facility Party’s existence), 6.06, 6.09, 6.12, 6.13, 6.14, 6.15 or Article VII of this Agreement; (ii) default in the due performance or observance by it of any term, covenant or agreement contained in Section 6.01(d) or 6.01(f) and such default shall continue unremedied for a period of 2 Business Days; or (iii) default in the due performance or observance by it of any term, covenant or agreement contained in Article VI (other than those referred to in subsections (a), (b), (c), (d)(i) or (d)(ii) of this Section 9.01) and such default shall continue unremedied for a period of 15 days after the earlier of an executive officer of any Facility Party becoming aware of such default or notice thereof given by the Agent; or (iv) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c) or (d)(i), (d)(ii), (d)(iii), or (l) of this Section 9.01) contained in this Agreement or in any other Transaction Document and such default shall continue unremedied for a period of 30 days after the

739866994 17557858 109 Fifth Amended and Restated Warehouse Loan Agreement earlier of an executive officer of a Facility Party becoming aware of such default or notice thereof given by the Agent. (e) Loan Documents. Except pursuant to the terms thereof, any Loan Document shall (i) fail to be in full force and effect or any Facility Party shall so assert or (ii) fail to give the Collateral Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby. (f) Cross-Default. (i) [RESERVED]. (ii) There occurs under any Derivatives Agreement an Early Termination Date (as defined in such Derivatives Agreement) resulting from (A) any event of default under such Derivatives Agreement as to which the Borrower is the Defaulting Party (as defined in such Derivatives Agreement) or (B) any Termination Event (as so defined) as to which the Borrower is an Affected Party (as so defined), and, in either event, the Derivatives Termination Value owed by the Borrower as a result thereof is greater than $10,000,000. (g) Insolvency Events. (i) Any Facility Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing or (ii) an involuntary case or other proceeding shall be commenced against any Facility Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days, or any order for relief shall be entered against any Facility Party under the federal bankruptcy laws as now or hereafter in effect. (h) Judgments. One or more judgments, orders, decrees or arbitration awards is entered against any Facility Party involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), as to any single or related series of transactions, incidents or conditions, of $100,000 (in the case of the Borrower) or $10,000,000 (in the case of the Manager) or more, and the same shall remain undischarged, unvacated and unstayed pending appeal for a period of 30 days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Manager or the Borrower to enforce any such judgment or Borrower shall enter into any agreement to settle or compromise any pending or threatened litigation, as to any single or related series of claims, involving payment of $100,000 or more by the Borrower, or any non-monetary judgment, order or decree is entered against any Facility Party which has or would reasonably be expected to have a Material Adverse Effect, and

739866994 17557858 110 Fifth Amended and Restated Warehouse Loan Agreement there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect. (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $0, in the case of the Borrower, or $10,000,000, in the case of any other ERISA Affiliate. (j) Impairment of Collateral. Any security interest purported to be created by any Collateral Document shall cease to be, or shall be asserted by any Facility Party not to be, a valid, perfected, first-priority (except as otherwise expressly provided in such Collateral Document) security interest in the securities, assets or properties covered thereby. (k) Ownership. There shall occur a Borrower Change of Control. (l) Manager Event of Default; No Back-up Manager. A Back-up Manager shall be required to be appointed under Section 8.06 of the Management Agreement and such appointment shall not be made within the time period specified in such Section 8.06. SECTION 9.02 Acceleration; Remedies. Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived in writing by the Required Lenders (or all of the Lenders as may be required pursuant to Section 11.03), the Collateral Agent, or the Agent upon the request and direction of the Required Lenders, as applicable, shall by written notice to the Borrower take any or all of the following actions without prejudice to the rights of the Collateral Agent, the Agent or any Lender to enforce its claims against any of the Facility Parties except as otherwise specifically provided for herein: (a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated. (b) Acceleration of Loans. Declare the unpaid principal of and any accrued interest in respect of all Loans and any and all other indebtedness or obligations of any and every kind owing by the Borrower to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. (c) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Loan Documents, including, without limitation, directing the Collateral Agent to enforce all rights and remedies existing under the Collateral Documents (including, without limitation, the seizure and liquidation of any Collateral) and all rights of set-off. (d) Replacement of TILC as Manager. Remove TILC as Manager and appoint a Back-up Manager (as such term is defined in the Management Agreement) in accordance with the terms of Section 8.06 of the Management Agreement.

739866994 17557858 111 Fifth Amended and Restated Warehouse Loan Agreement (e) Payment Notice/Lessor Rights Notice. Deliver the Payment Notice/Lessor Rights Notice to the applicable Lessees with respect to any and all of the Portfolio Leases. (f) Customer Collections Account Administration Agreement Severance. Within three (3) Business Days after receiving direction from the Required Lenders, each of the Agent and the Borrower (acting at the direction of the Agent) shall sever itself as a “Beneficiary” under the Customer Collections Account Administration Agreement (the “Customer Collections Account Administration Agreement Severance”) in accordance with Section 11(c) thereof and deliver the Payment Notice/Lessor Rights Notice to any and all Lessees with respect to any and all of the Portfolio Leases. Notwithstanding the foregoing, if an Event of Default specified in Section 9.01(g) shall occur, then the Commitments shall automatically terminate and all Loans, all accrued interest in respect thereof and all accrued and unpaid fees and other indebtedness or obligations owing to the Lenders hereunder and under the other Loan Documents shall immediately become due and payable without the giving of any notice or other action by the Collateral Agent, the Agent or the Lenders, which notice or other action is expressly waived by the Borrower. Notwithstanding the fact that enforcement powers reside primarily with the Collateral Agent and the Agent, each Lender has, to the extent permitted by law, a separate right of payment and shall be considered a separate “creditor” holding a separate “claim” within the meaning of Section 101(5) of the Bankruptcy Code or any other insolvency statute. In case any one or more of the covenants and/or agreements set forth in this Agreement or any other Loan Document shall have been breached by any Facility Party, then the Collateral Agent and the Agent may proceed to protect and enforce the Lenders’ rights either by suit in equity and/or by action at law, including an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement or such other Loan Document. Without limitation of the foregoing, the Borrower agrees that failure to comply with any of the covenants contained herein may cause irreparable harm and that specific performance shall be available as a remedy in the event of any breach thereof. Each of the Agent and the Collateral Agent acting pursuant to this paragraph shall be indemnified by the Borrower against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses) in accordance with Section 11.05. In the event a required rescission payment is received in the Collection Account, then the Collateral Agent agrees to release to the Borrower, free and clear of the lien of the Security Agreement, the relevant Lease(s) and Railcar(s) the subject of such rescission payment, to enable the Borrower to comply with its obligation to return such assets to TILC as described in Section 4.11 of the Asset Purchase and Contribution Agreement. ARTICLE X AGENCY PROVISIONS

739866994 17557858 112 Fifth Amended and Restated Warehouse Loan Agreement SECTION 10.01 Appointment; Authorization. (a) Appointment. Each Lender hereby designates and appoints Credit Suisse AG, New York Branch, as Agent of such Lender to act as specified herein and in the other Loan Documents, and each such Lender hereby authorizes the Agent, as the agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Loan Documents, together with such other powers as are reasonably incidental thereto, including but not limited to the appointing of the Collateral Agent under the Security Agreement. Notwithstanding any provision to the contrary elsewhere herein and in the other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any of the other Loan Documents, or shall otherwise exist against the Agent. In performing its functions and duties under this Agreement and the other Loan Documents, the Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Facility Party. Without limiting the generality of the foregoing two sentences, the use of the term “agent” herein and in the other Loan Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The provisions of this Article X (other than Section 10.09) are solely for the benefit of the Agent and the Lenders and none of the Facility Parties nor the Collateral Agent shall have any rights as a third party beneficiary of the provisions hereof (other than Section 10.09). (b) [RESERVED]. (c) Collateral Documents. Without limiting the generality of clause (a) of this Section 10.01, each Lender hereby further authorizes the Agent to appoint Wilmington Trust Company as Collateral Agent and Depositary to enter into any Collateral Document as secured party on behalf of and for the benefit of such Lender or otherwise and to require the delivery of any Collateral Document which the Agent determines is necessary or advisable to protect or perfect the interests of the Protected Parties in any Collateral and agrees to be bound by the terms of each of the Collateral Documents. Anything contained in any of the Loan Documents to the contrary notwithstanding, but subject to Section 11.08, each Lender agrees that no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or Loan Document, it being understood and agreed that all powers, rights and remedies under the Collateral Documents may be exercised solely by the Agent (or its designee, including the Collateral Agent and the Depositary) for the benefit of Protected Parties in accordance with the terms thereof. Each Lender hereby authorizes the Agent (or, at the Agent’s discretion, its designee, including the Collateral Agent and the Depositary) (i) to release Collateral as permitted or required under this Agreement or the Collateral Documents or by Applicable Laws, and agrees that a certificate or other instrument executed by the Agent or the Collateral Agent evidencing such release of Collateral shall be conclusive evidence of such release as to any third party, and (ii) except as otherwise expressly provided in Section 11.03 hereof, to enter into any amendments or waivers of the Collateral Documents which the Agent determines are necessary or advisable,

739866994 17557858 113 Fifth Amended and Restated Warehouse Loan Agreement including, without limitation, those Collateral Documents the form of which are exhibits to this Agreement SECTION 10.02 Delegation of Duties. The Agent and the Collateral Agent may execute any of their respective duties hereunder or under the other Loan Documents by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Neither the Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in the absence of gross negligence or willful misconduct. SECTION 10.03 Exculpatory Provisions. Neither the Agent, the Collateral Agent nor any of their respective directors, officers, employees or agents shall be (i) liable for any action lawfully taken or omitted to be taken by any of them under or in connection herewith or in connection with any of the other Loan Documents or the transactions contemplated hereby or thereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein) or (ii) responsible in any manner to any of the Lenders or participants for any recitals, statements, representations or warranties made by any of the Facility Parties contained herein or in any of the other Loan Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by the Agent or the Collateral Agent under or in connection herewith or in connection with the other Loan Documents, or enforceability or sufficiency therefor of any of the other Loan Documents, or for any failure of any Facility Party to perform its obligations hereunder or thereunder or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Facility Parties. The Collateral Agent shall have no liability or obligation with respect to any determination by the Agent, the Borrower or the Lenders that a Benchmark Transition Event or an Early Opt-in Election, as applicable, has occurred or the selection of any replacement index or Benchmark Replacement, or the effectiveness of any Benchmark Replacement Conforming Changes or any modification of the definition of “Interest Period”, or the removal or reinstatement of any tenor of a Benchmark, or the commencement or conclusion of any Benchmark Unavailability Period. SECTION 10.04 Reliance on Communications. Each of the Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex, teletype or e-mail message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Facility Parties, independent accountants and other experts selected by the Agent in the absence of gross negligence or willful misconduct). The Agent may deem and treat each Lender as the owner of its interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent in accordance with Section 11.06(b). Each of the Collateral Agent and the Agent shall be fully justified in failing or refusing to take any action under this Agreement or under any of the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may

739866994 17557858 114 Fifth Amended and Restated Warehouse Loan Agreement be incurred by it by reason of taking or continuing to take any such action. Each of the Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Loan Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.03, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns). Where this Agreement expressly permits or prohibits an action unless the Required Lenders (or to the extent specifically provided in Section 11.03, all the Lenders) otherwise determine, each of the Agent and the Collateral Agent shall, and in all other instances the Agent and the Collateral Agent may, but shall not be required to, initiate any solicitation for the consent or vote of the Lenders. SECTION 10.05 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, Manager Event of Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the accounts of the Lenders, unless the Agent has received notice from a Lender, the Manager or the Borrower referring to this Agreement or the Management Agreement, as applicable, describing such Default, the Manager Event of Default or Event of Default and stating that such notice is a “notice of default”. If the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. Each of the Agent and the Collateral Agent shall take such action with respect to such Default, Manager Event of Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Agent or the Collateral Agent, as the case may be, has received any such direction, the Agent or the Collateral Agent, as the case may be, may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default, Manager Event of Default or Event of Default or it shall deem advisable or in the best interest of the Lenders. SECTION 10.06 Credit Decision; Disclosure of Information by the Agent or Collateral Agent. Each Lender expressly acknowledges that neither the Agent nor the Collateral Agent has made any representations or warranties to it and that no act by the Agent or Collateral Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Facility Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Agent or Collateral Agent to any Lender as to any matter, including whether the Agent or Collateral Agent has disclosed material information in its possession. Each Lender represents to the Agent and Collateral Agent that it has, independently and without reliance upon the Agent, the Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of the Facility Parties, and all requirements of Applicable Law, and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent, the Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of each Facility Party. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent or Collateral Agent hereunder, neither the Agent nor the Collateral Agent shall have any duty or

739866994 17557858 115 Fifth Amended and Restated Warehouse Loan Agreement responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of any Facility Party or their respective Affiliates which may come into the possession of the Agent or Collateral Agent, as the case may be. SECTION 10.07 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders agree, severally but not jointly and subject to the provisions of Section 11.06(h), to indemnify the Agent and the Collateral Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans of the Lenders), from and against any and all Indemnified Liabilities which may at any time (including without limitation at any time following payment in full of the Obligations) be imposed on, incurred by or asserted against the Agent or the Collateral Agent in each of their respective capacities as such in any way relating to or arising out of this Agreement or the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent or Collateral Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment to the Agent or Collateral Agent of any portion of such Indemnified Liabilities resulting from such Person’s gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. If any indemnity furnished to the Agent or Collateral Agent for any purpose shall, in the opinion of the Agent or Collateral Agent, as the case may be, be insufficient or become impaired, each of the Agent or Collateral Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. Without limitation of the foregoing, each Lender shall reimburse each of the Agent and Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including fees and disbursements of counsel) incurred by each of the Agent and Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent or Collateral Agent is not reimbursed for such expenses by or on behalf of the Borrower. The agreements in this Section shall survive the payment of the Obligations and all other obligations and amounts payable hereunder and under the other Loan Documents. SECTION 10.08 Agent and Collateral Agent in Their Individual Capacities. The Agent, the Collateral Agent and their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting and other business with either Facility Party as though the Agent or Collateral Agent were not the Agent or Collateral Agent hereunder or under another Loan Document. The Lenders acknowledge that, pursuant to any such activities, the Agent or its Affiliates may receive information regarding any Facility Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Facility Party or such Affiliate) and acknowledge that neither the Agent nor the Collateral Agent shall not be under any obligation to provide such information to them. With respect to the Loans made by and all obligations owing to it, each of the Agent and the Collateral Agent shall have the same rights and

739866994 17557858 116 Fifth Amended and Restated Warehouse Loan Agreement powers under this Agreement as any Lender and may exercise the same as though it was not the Agent or Collateral Agent, and the terms “Lender” and “Lenders” shall include the Agent or Collateral Agent, as the case may be, in their respective individual capacities. SECTION 10.09 Successor Agents. The Agent may, at any time, resign upon 30 days’ written notice to the Lenders. If the Agent resigns under a Loan Document, the Required Lenders shall appoint from among the Lenders a successor Agent, which successor Agent, if other than a Committed Lender, shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment prior to the effective date of the resignation of the resigning Agent, then the resigning Agent shall have the right, after consulting with the Lenders and the Borrower, to appoint a successor Agent; provided such successor Agent is a Lender hereunder or a commercial bank organized under the laws of the United States and has a combined capital and surplus of at least $500,000,000. If no successor Agent is appointed prior to the effective date of the resignation of the resigning Agent, the resigning Agent may appoint, after consulting with the Lenders and the Borrower, a successor Agent from among the Lenders. Upon the acceptance of any appointment as an Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as an Agent, as appropriate, under this Agreement and the other Loan Documents and the provisions of this Section 10.09 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement. If no successor Agent has accepted appointment as Agent within 60 days after the retiring Agent’s giving notice of resignation, the retiring Agent’s resignation shall nevertheless become effective and the Lenders shall perform all duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor Agent as provided for above. SECTION 10.10 Request for Documents. Each of the Agent and the Collateral Agent shall from time to time upon reasonable request therefor furnish each Lender with copies of Funding Packages, Railcar Documentation, Lease Documents and/or Loan Documents (to the extent such Funding Packages, Railcar Documentation, Lease Documents and/or Loan Documents are provided by the Borrower or other third parties, in the form and to the extent provided to the Agent or the Collateral Agent by the Borrower or such third parties). ARTICLE XI MISCELLANEOUS SECTION 11.01 Notices and Other Communications. (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or electronic mail address specified for notices as set forth on Schedule 11.01 or at such other address as shall be designated by such party in a notice to the Borrower and the Agent. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual

739866994 17557858 117 Fifth Amended and Restated Warehouse Loan Agreement receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when sent and confirmed by a copy sent by the methods described in (A), (B) or (C) above; provided, however, that notices and other communications to the Agent pursuant to Article II shall not be effective until actually received by such Person. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified on Schedule 11.01, it being understood and agreed that a voicemail message shall in no event be effective as a notice, communication or confirmation hereunder. (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to requirements of Applicable Law, have the same force and effect as manually- signed originals and shall be binding on all Facility Parties, the Agent and the Lenders. The Agent may also require that any such documents and signatures be confirmed by a manually- signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature. (c) [RESERVED]. (d) Reliance by Agent, Collateral Agent and Lenders. The Agent, the Collateral Agent and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Agent, Collateral Agent and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Agent may be recorded by the Agent, and each of the parties hereto hereby consents to such recording. SECTION 11.02 No Waiver; Cumulative Remedies. No failure or delay on the part of the Agent, Collateral Agent or any Lender in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between the Agent, Collateral Agent or any Lender and any of the Facility Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent, Collateral Agent or any Lender would otherwise have. No notice to or demand on any Facility Party in any case shall entitle the Facility Parties to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent, Collateral Agent or the Lenders to any other or further action in any circumstances without notice or demand.

739866994 17557858 118 Fifth Amended and Restated Warehouse Loan Agreement SECTION 11.03 Amendments, Waivers and Consents. None of this Agreement any other Loan Document or any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated except, in the case of this Agreement or any other Loan Document, pursuant to an agreement or agreements or a consent or consents in writing entered into by the Borrower, the Manager, to the extent it is a party thereto, the Required Lenders, and the Agent; provided that the foregoing shall not restrict the ability of the Required Lenders to waive any Event of Default prior to the time the Agent shall have declared, or the Required Lenders shall have requested the Agent to declare, the Loans immediately due and payable pursuant to Article IX; provided, however, that: (i) no such amendment, change, waiver, discharge or termination shall, without the consent of each Lender affected thereby: (A) extend the Revolving Termination Date (other than in accordance with the procedures sets forth in Section 2.08) or extend or waive the Maturity Date or any payment of the Loans due thereon; provided that this clause (A) shall not restrict the ability of the Required Lenders to waive any Event of Default (other than an Event of Default the waiver of which would effectively result in any such extension or waiver), prior to the time the Agent shall have declared, or the Required Lenders shall have requested the Agent to declare, the Loans immediately due and payable pursuant to Article IX; (B) reduce the rate, or extend the time of payment, of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder; (C) reduce or waive the principal amount of any Loan; (D) increase the Commitment of a Lender over the amount then in effect (it being understood and agreed that a waiver of any Default, Manager Default, Manager Event of Default or Event of Default or a mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender); (E) release all or substantially all of the Collateral securing the Credit Obligations hereunder (provided that the Collateral Agent may, without consent from any other Lender, release any Collateral that is sold or transferred by the Borrower in compliance with Section 7.05); (F) release any Facility Party from its respective obligations under the Loan Documents and/or the Management Documents; (G) amend, modify or waive any provision of this Section 11.03 or reduce any percentage specified in, or otherwise modify, the definition of Required Lenders; (H) amend or modify or, if applicable, waive the effects of the definition of “Advance Rate”, “Borrowing Base ”, “Collateral Deficiency”, “Eligible Lease”,

739866994 17557858 119 Fifth Amended and Restated Warehouse Loan Agreement “Eligible Railcar”, “Excluded Assets Amount”, “Liquidity Reserve Target Amount” or any term that is a component of any such definition; or (I) consent to the assignment or transfer by either Facility Party of any of its rights and obligations under (or in respect of) the Loan Documents and the Management Agreement, except as permitted thereby. (ii) no provision of Article X may be amended without the consent of the Agent. Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (i) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and (ii) the Required Lenders may consent to allow the Borrower to use cash collateral in the context of a bankruptcy or insolvency proceeding. The various requirements of this Section 11.03 are cumulative. Each Lender and each holder of a Note shall be bound by any waiver, amendment or modification authorized by this Section 11.03 regardless of whether its Note shall have been marked to make reference therein, and any consent by any Lender or holder of a Note pursuant to this Section 11.03 shall bind any Person subsequently acquiring a Note from it, whether or not such Note shall have been so marked. SECTION 11.04 Expenses. The Borrower shall pay promptly on demand, but in any event by the next Settlement Date following demand, all out-of-pocket expenses (including, without limitation, all reasonable attorneys’ fees and expenses of the Lenders) incurred by the Agent (and its Affiliates), the Collateral Agent and the Committed Lenders: (i) in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents including, without limitation, (A) due diligence, collateral review, syndication, transportation, computer, duplication, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for each of the Agent and the Collateral Agent with respect thereto, with respect to advising the Agent or the Collateral Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights and interests, under the Loan Documents and Lease Documents, (ii) in connection with wire transfers to be made by the Agent or the Collateral Agent in connection with the distribution of proceeds under this Agreement and (iii) in connection with any amendment, refinancing, modification, supplement (or, if related to a request by any Facility Party or any Lessee, interpretation), or waiver under any of the Notes or other Loan Documents and Lease Documents whether or not such amendment, refinancing, modification, supplement, interpretation or waiver is obtained or becomes effective, and in connection with the consideration of any potential, actual or proposed restructuring or workout of the transactions contemplated hereby or by the other Loan Documents. The Borrower shall pay promptly on demand, but in any event by the next Settlement Date following demand, (i) all reasonable filing fees and attorneys’ fees and expenses incurred by the Collateral Agent, the Agent and the Lenders and all reasonable fees and expenses of special STB or other collateral or regulatory counsel (and other local counsel reasonably engaged by the Collateral Agent or the Agent), as the case may be, in connection with the preparation and review

739866994 17557858 120 Fifth Amended and Restated Warehouse Loan Agreement of the Collateral Documents and the other Loan Documents and Lease Documents from time to time entered into or reviewed pursuant to this Agreement and all documents related thereto, the search of railcar conveyance and Lien records, the recordation of documents with the STB or other applicable Governmental Authority, inspection and appraisal fees and the making of the Loans hereunder, whether or not any Funding Date or other transaction contemplated hereby closes and (ii) all Taxes which the Collateral Agent or any Protected Party may be required to pay by reason of the security interests granted in the Collateral (including any applicable transfer Taxes) or to free any of the Collateral from the lien thereof. In addition, the Borrower shall pay promptly on demand, but in any event by the next Settlement Date following demand, all reasonable out of pocket expenses (including, without limitation, reasonable attorneys’ fees and expenses and fees and expenses of any expert witnesses) incurred by the Agent, the Collateral Agent and the Lenders in connection with the enforcement and protection of the rights of the Agent, the Collateral Agent and the Lenders under any of the Loan Documents and any amendments thereto and waivers thereof and any Manager Event of Default, Default or Event of Default, including without limitation, the performance by the Agent or the Lenders of any act any Facility Party has covenanted to do under the Loan Documents and/or the Management Documents to the extent such Facility Party fails to comply with any such covenant. The Borrower shall pay all fees and expenses in connection with the Depository Agreement including, without limitation, all fees (including any annual fee payable to the Depositary pursuant to the Depository Agreement), expenses and any indemnity payments to the Depositary and all fees and expenses in creating, maintaining and administrating the Accounts. Notwithstanding the foregoing, in the event that the Borrower does not pay any amounts described in this Section 11.04 when due, TILC shall be liable for and shall pay such amounts on demand of the party entitled thereto. SECTION 11.05 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Facility Parties, jointly and severally, agree to indemnify, save and hold harmless the Agent, the Collateral Agent, each Lender, each other Protected Party and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the “Indemnitees”) from and against (and without duplication of amounts payable or the provisions which relate to such payment under the other provisions of the Loan Documents): (i) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than the Agent, the Collateral Agent or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against any Facility Party, any Affiliate of any Facility Party or any of their respective officers or directors; (ii) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Obligations and the resignation or removal of the Agent or the Collateral Agent or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or relating to, the Loan Documents, any predecessor Loan Documents, the Commitments, the use of or contemplated use of the proceeds of any Loan, or the relationship of any Facility Party, the Agent, the Collateral Agent and the Lenders under this Agreement or any other Loan Document; (iii) any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses of any kind, including,

739866994 17557858 121 Fifth Amended and Restated Warehouse Loan Agreement without limitation, the reasonable fees and disbursements of counsel, which may be incurred by, imposed on or asserted against such Indemnitee in connection with any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in clause (i) or (ii) above; (iv) any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by, imposed on or asserted against such Indemnitee in connection with any Loan Document, Lease Document, other Transaction Document or any document contemplated hereby or thereby and payments made pursuant hereto or thereto or any transaction contemplated hereby or thereby or the exercise of rights and remedies hereunder or thereunder, any breach by any Facility Party of any Transaction Document or Lease Document or a Lessee of any Lease Document, (v) any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by, imposed on or asserted against such Indemnitee in connection with any Railcar, any Part or the Borrower’s acquisition or ownership of, or the selection, design, financing, lease, control, operation, condition, location, storage, modification, repair, sale, use, maintenance, possession, registration, delivery, nondelivery, transportation, transfer or disposition of, any Railcar or Part; (vi) any liability arising under or in respect of any Environmental Law, in each case relating to any Railcar or the use, operation or ownership thereof, whether by any Facility Party, any Lessee or any other Person; (vii) any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by, imposed on or asserted against such Indemnitee in connection with any investigation or administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of any Collateral Document or in any other way connected with the enforcement of any of the terms of, or the presentation of any rights under, or in any way relating to or arising out of the manufacture, ownership, ordering, purchasing, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, intent or other defects, whether or not discoverable), the violation of any laws of any country, state or other governmental body or unit, or any tort (including, without limitation, any claims, arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnities)), or property damage or contract claim; and (viii) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including fees and disbursements of counsel) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, and whether or not an Indemnitee is a party to such claim, demand, action, cause of action, or Proceeding (all the foregoing, collectively; the “Indemnified Liabilities”). THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY INDEMNITEE; provided that no Indemnitee shall be entitled to indemnification for any claim caused by its own gross negligence or willful misconduct and provided further, that no Indemnitee shall be entitled to indemnification for any

739866994 17557858 122 Fifth Amended and Restated Warehouse Loan Agreement claim arising solely out of (i) the bankruptcy, insolvency or other financial inability of one or more Lessees to make payments under a related Lease or (ii) the decline in market value of a Portfolio Railcar, to the extent not attributable to the failure of a Facility Party to perform an obligation with respect to such Portfolio Railcar under a Transaction Document. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Facility Party, their respective directors, shareholders or creditors or an Indemnitee or any other Person or any Indemnitee is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each Facility Party agrees not to assert any claim against the Agent, the Collateral Agent, any Lender, any other Protected Party, any of their Affiliates or any of their respective directors, officers, employees, attorneys, agents and advisers, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Loans. Without prejudice to the survival of any other agreement of the Facility Parties hereunder and under the other Loan Documents, the agreements and obligations of the Facility Parties contained in this Section 11.05 shall survive the repayment of the Loans and other obligations under the Loan Documents and the termination of the Commitments hereunder. The Facility Parties shall, no later than 20 days following demand, reimburse any Indemnitee for any Indemnified Liability referred to above or, upon request from any Indemnitee, shall pay such amounts directly. Any payment made to or on behalf of any Indemnitee pursuant to this Section 11.05 shall be adjusted to such amount as will, after taking into account all Taxes imposed with respect to the accrual or receipt of such payment (as the same may be increased pursuant to this sentence), equal the amount of the payment. To the extent that any Facility Party in fact indemnifies any Indemnitee pursuant to the provisions of this Section 11.05 (other than in respect of Taxes), such Facility Party shall be subrogated to such Indemnitee’s rights in the affected transaction and shall have a right to determine the settlement of claims therein. If a claim of the type described above is made against an Indemnitee and such Indemnitee has notice thereof, such Indemnitee shall promptly, upon receiving such notice, give notice of such claim to the Borrower; provided that the failure to provide such notice shall not release any Facility Party from any of its obligations hereunder except if and to the extent that such failure results in an increase in any Facility Party’s indemnification obligations hereunder. The Facility Parties shall be entitled, in each case at their sole cost and expense, acting through counsel reasonably acceptable to the relevant Indemnitee: (i) in any judicial or administrative proceeding that involves solely a claim of the type described above, to assume responsibility for and control thereof, (ii) in any judicial or administrative proceeding involving a claim of the type described above and other claims related or unrelated to the transactions contemplated by this Agreement or any other Loan Document (other than with respect to Taxes), to assume responsibility for and control of such claim, to the extent that the same may be and is severed from such other claims (and such Indemnitee shall use its best efforts to obtain such severance), and (iii) in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such Indemnitee. Notwithstanding anything in the foregoing to the contrary, no Facility Party shall be entitled to assume responsibility for and control of any such judicial or administrative proceedings: (A) while an Event of Default shall have occurred and be continuing; (B) if such proceedings will involve any risk of criminal liability or a material risk of the sale, forfeiture or loss of any part of

739866994 17557858 123 Fifth Amended and Restated Warehouse Loan Agreement the Collateral; or (C) to the extent that the Indemnitee has defenses available to it which are not available to any Facility Party and allowing such Facility Party to assert such defenses will be prejudicial to the interests of such Indemnitee; provided that the limitation on the Facility Parties’ ability to control such judicial or administrative proceeding shall apply only to those aspects of such proceeding which address issues with respect to which such defenses are available. The relevant Indemnitee shall supply the Borrower with such information reasonably requested by the Borrower as is necessary or advisable for either Facility Party to control or participate in any proceeding to the extent permitted by this Section 11.05. Such Indemnitee shall not enter into a settlement or other compromise with respect to any covered claim without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be protected with respect to such covered claim. SECTION 11.06 Successors and Assigns. (a) Generally. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Facility Party may assign or transfer any of its interests and obligations without the prior written consent of either the Required Lenders or the Lenders, as the terms set forth in Section 11.03 may require; (b) Assignments. Any Lender may assign all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans and its Commitments); provided, however, that (i) each such assignment shall be to an Eligible Assignee who, unless otherwise consented to by the Borrower, is not a Competitor of the Borrower; (ii) except in the case of an assignment to another Lender, an Affiliate of an existing Lender or any Approved Fund (A) the aggregate amount of the Commitment of the assigning Lender subject to such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall not, without the consent of the Borrower and the Agent, be less than $5,000,000 and an integral multiple of $1,000,000 (or such other amount as shall equal the assigning Lender’s entire Commitment) and (B) after giving effect to such assignment, unless otherwise consented to by the Borrower, the aggregate amount of the Commitment and/or Loans of the assigning Lender shall not be less than $2,500,000 (unless the assigning Lender shall have assigned its entire Commitment and/or the entire balance of the outstanding Loans); and (iii) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit C, together with any Note subject to such assignment and a processing fee of $3,500, payable or agreed between the assigning Lender and the assignee; provided further, however, notwithstanding anything to the contrary contained herein, upon the occurrence and during the continuance of an Event of Default hereunder, any Lender may assign all or a portion of its obligations under this Agreement in accordance with clause (iii) above.

739866994 17557858 124 Fifth Amended and Restated Warehouse Loan Agreement (c) Assignment and Acceptance. By executing and delivering an Assignment and Acceptance in accordance with this Section 11.06, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and the assignee warrants that it is an Eligible Assignee; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of the Facility Parties or the performance or observance by any Facility Party of any of its obligations under this Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Agreement, the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to Section 6.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Agent, the Collateral Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (vi) such assignee appoints and authorizes each of the Agent and the Collateral Agent to take such action on its behalf and to exercise such powers under this Agreement or any other Loan Document as are delegated to each of the Agent and the Collateral Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender. Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section 11.06(c), the assignor, the Agent and the Facility Parties shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. In addition, the assignee shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.01. (d) Register. The Borrower hereby designates the Agent to serve as the Borrower’s agent, solely for purposes of this Section 11.06(d), to (i) maintain a register (the “Register”) on which the Agent will record the Commitments from time to time of each Lender, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and to (ii) retain a copy of each Assignment and Acceptance delivered to the Agent pursuant to this Section. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower’s obligation in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the

739866994 17557858 125 Fifth Amended and Restated Warehouse Loan Agreement Lenders shall treat each Person in whose name a Loan and the Note evidencing the same is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. With respect to any Lender, the assignment or other transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made and any Note issued pursuant to this Agreement shall not be effective until such assignment or other transfer is recorded on the Register and, except to the extent provided in this Section 11.06(d), otherwise complies with Section 11.06, and prior to such recordation all amounts owing to the transferring Lender with respect to such Commitments, Loans and Notes shall remain owing to the transferring Lender. The registration of assignment or other transfer of all or part of any Commitments, Loans and Notes for a Lender shall be recorded by the Agent on the Register only upon the acceptance by the Agent of a properly executed and delivered Assignment and Acceptance and payment of the administrative fee referred to in Section 11.06(b)(iii). The Register shall be available at the offices where kept by the Agent for inspection by the Borrower and any Lender at any reasonable time upon reasonable prior notice to the Agent. In addition to such inspection rights, upon request of any Lender, the Agent will provide to such Lender an electronic copy of the Register, together with a current copy of Schedule 11.01 hereto. (e) Participations. Each Lender may, without the consent of the Borrower or the Agent, sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Commitment or the Loans owing to it and any Notes held by it); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of right of setoff contained in Section 11.08 and the yield protection provisions contained in Sections 3.01, 3.03 and 3.04 to the same extent that the Lender from which such participant acquired its participation would be entitled to the benefits of such yield protections; provided that the Borrower shall not be required to reimburse any participant pursuant to Sections 3.01, 3.03 or 3.04 in an amount which exceeds the amount that would have been payable thereunder to such Lender had such Lender not sold such participation and (iv) the Facility Parties, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Facility Parties relating to the Obligations owing to such Lender and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes or extending its Commitment). Each Lender that sells a participating interest in any Loan, Commitment or other interest to a participant shall, as agent of the Borrower solely for the purpose of this Section 11.06(e), maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in any Loan, Commitment or other interest (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Loans, Commitments or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Loan, Commitment or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury

739866994 17557858 126 Fifth Amended and Restated Warehouse Loan Agreement Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. (f) Other Assignments. Any Lender may at any time (i) assign all or any portion of its rights under this Agreement and any Loans or Notes to a Federal Reserve Bank, (ii) pledge or assign a security interest in all or any portion of its interest and rights under this Agreement (including all or any portion of its Loans or Notes, if any) to secure obligations of such Lender and (iii) grant to a Conduit Lender referred to in subsection (h) below identified as such in writing from time to time by such Lender to the Agent and the Borrower the option to provide to the Borrower all or any part of any Loans that such Lender would otherwise be obligated to make to the Borrower pursuant to the Agreement; provided that no such assignment, option, pledge or security interest shall release a Lender from any of its obligations hereunder or substitute any such Federal Reserve Bank or other person to which such option, pledge or assignment has been made for such Lender as a party hereto. (g) Information. Any Lender may furnish any information concerning any Facility Party in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.07. (h) Conduit Lenders, etc. Notwithstanding anything to the contrary contained herein, any Committed Lender, (a “Granting Lender”) may grant to a conduit lender, identified as such in writing from time to time by the Granting Lender to the Agent and the Borrower (a “Conduit Lender”) the option to fund all or any part of any Loan that such Granting Lender would otherwise be obligated to fund pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any Conduit Lender to fund any Loan and (ii) if a Conduit Lender elects not to exercise such option or otherwise fails to fund all or any part of such Loan, the Granting Lender shall be obligated to fund such Loan pursuant to the terms hereof. The funding of a Loan by a Conduit Lender hereunder shall utilize the Commitment of the Granting Lender to the same extent that, and as if, such Loan were funded by such Granting Lender. Each party hereto hereby agrees that no Conduit Lender shall be liable for any indemnity or payment under this Agreement for which a Lender would otherwise be liable for so long as, and to the extent, the Granting Lender provides such indemnity or makes such payment. Notwithstanding anything to the contrary contained in this Agreement, any Conduit Lender may disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer, or investors, or provider of any surety or guarantee to such Conduit Lender. This subsection (h) may not be amended without the prior written consent of each Granting Lender, all or any part of whose Loan is being funded by a Conduit Lender at the time of such amendment. Each Conduit Lender shall be permitted, without the consent of the Borrower or the Agent, to assign any or all of its interests or obligations under this Agreement to its liquidity provider pursuant to the terms of the related liquidity asset purchase agreement, and for the avoidance of doubt, such assignment shall not be subject to the provisions of Section 11.06(b); provided, however, that (i) such Conduit Lender’s related Granting Lender’s obligations under this Agreement shall remain unchanged and (ii) such Granting Lender shall remain solely responsible to the other parties hereto for the performance of such obligations.

739866994 17557858 127 Fifth Amended and Restated Warehouse Loan Agreement SECTION 11.07 Confidentiality. Subject to the provisions of Section 11.06(h), each of the Agent, the Collateral Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors and its insurers, reinsurers and brokers and each of their respective affiliates (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ii) to the extent requested by any regulatory authority with jurisdiction over the Agent, the Collateral Agent or Lender, as applicable; (iii) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process; (iv) to any other party to this Agreement; (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Documents or the enforcement of rights hereunder or thereunder; (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any Eligible Assignee of or participant in, or any prospective Eligible Assignee of or participant in, any of its rights or obligations under this Agreement, (B) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction relating to obligations of the Borrower or (C) any Support Party or any managing agent of a Lender that is a commercial paper conduit; (vii) with the written consent of the Borrower; (viii) to the extent such information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to the Agent, the Collateral Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (ix) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender’s or its Affiliates’ investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. For the purposes of this Section, “Information” means all information received from or on behalf of any Facility Party relating to any Facility Party or its respective business, other than any such information that is available to the Agent, the Collateral Agent or any Lender on a nonconfidential basis prior to disclosure by or on behalf of a Facility Party; provided that, in the case of information received from or on behalf of a Facility Party after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 11.08 Set-off. In addition to any rights now or hereafter granted under Applicable Law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender (and each of its Affiliates) is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of such rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or specific) and any other indebtedness at any time held or owing by such Lender (including, without limitation, branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of the Borrower against obligations and liabilities of the Borrower to the Lenders hereunder, under the Loans and Notes, under the other Loan Documents or otherwise, irrespective of whether the Agent or the Lenders shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made

739866994 17557858 128 Fifth Amended and Restated Warehouse Loan Agreement immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. The Borrower hereby agrees that to the extent permitted by law any Person purchasing a participation in the Loans and Commitments hereunder may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder and any such set-off shall reduce the amount owed by the Borrower to the Lender. SECTION 11.09 Interest Rate Limitation. The Agent, the Lenders and the Facility Parties and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by Applicable Law from time to time in effect. Neither any Facility Party nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Credit Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under Applicable Law from time to time in effect, and the provisions of this Section 11.09 shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. The Lenders and the Agent expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Credit Obligation is accelerated. If (i) the maturity of any Credit Obligation is accelerated for any reason, (ii) any Credit Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (iii) any Lender of any other holder of any or all of the Credit Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Credit Obligations to an amount in excess of that permitted to be charged by Applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Credit Obligations or, at such Lender’s or holder’s option, promptly returned to the Borrower or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under Applicable Law, the Agent, the Lenders and the Facility Parties (and any other payors thereof) shall to the greatest extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Credit Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under Applicable Law in order to lawfully charge the maximum amount of interest permitted under Applicable Law. In the event Applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the “Texas Finance Code”) as amended, for that day, the ceiling shall be the “weekly ceiling” as defined in the Texas Finance Code; provided that if any Applicable Law permits greater interest, the Law permitting the greatest interest shall apply. As used in this Section 11.09 the term “Applicable Law” includes, without limitation the laws of the State of Texas, the laws of the State of New York or the laws of the United States of America, whichever laws allow the greatest interest, as such laws now exist or may be changed or amended or come into effect in the future.

739866994 17557858 129 Fifth Amended and Restated Warehouse Loan Agreement SECTION 11.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. SECTION 11.11 Integration. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agent, the Collateral Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. SECTION 11.12 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof and any subsequent making or deemed making thereof. Such representations and warranties have been or will be relied upon by the Agent, the Collateral Agent and each Lender, regardless of any investigation made by the Agent, the Collateral Agent or any Lender or on their behalf and notwithstanding that the Agent, the Collateral Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied. SECTION 11.13 Severability. Any provision of this Agreement and the other Loan Documents to which any Facility Party is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 11.14 Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. SECTION 11.15 Marshalling; Payments Set Aside. None of the Agent, the Collateral Agent or any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that the Borrower makes a payment or payments to the Agent or the Collateral Agent (or to the Agent for the benefit of the Lenders or the Collateral Agent for the benefit of the Protected Parties), or the Agent or the Collateral Agent enforces any security interests or exercises its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be

739866994 17557858 130 Fifth Amended and Restated Warehouse Loan Agreement repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or set-off had not occurred. SECTION 11.16 Performance by the Agent. If any Facility Party fails to perform any of its obligations under this Agreement or any other Loan Document or any Management Document in a timely fashion, the Agent shall be entitled, but not obliged, to perform such obligation at the expense of the Borrower and without waiving any rights that it may have with respect to such breach. SECTION 11.17 Third Party Beneficiaries. Each Protected Party, including without limitation each Support Party, is an express third party beneficiary hereof. SECTION 11.18 No Proceedings. (a) Each party hereto hereby agrees that it will not institute against any Conduit Lender, or join any other Person in instituting against any Conduit Lender, any bankruptcy, insolvency, receivership, liquidation or similar proceeding from the Closing Date until one year plus one day following the last day on which all commercial paper notes and other publicly or privately placed indebtedness for borrowed money of such Conduit Lender together with all related derivative or other hedging obligations shall have been indefeasibly paid in full. (b) No recourse under any obligation, covenant or agreement of Conduit Lender as contained in any Loan Document shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the Conduit Lender, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each Conduit Lender contained in any Loan Document are solely corporate obligations of such Conduit Lender and that no personal liability whatsoever shall attach to or be incurred by the incorporators, stockholders, affiliates, officers, employees or directors of such Conduit Lender, under or by reason of any of the respective obligations, covenants or agreements of such Conduit Lender contained in any Loan Document, or implied therefrom, and that any and all personal liability of every such incorporator, stockholder, affiliate, officer, employee or director of such Conduit Lender for breaches by such Conduit Lender of any such obligation, covenant or agreement, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. (c) Notwithstanding anything contained in this Agreement to the contrary, no Conduit Lender shall have any obligation to pay any amount required to be paid by it hereunder or thereunder to any party hereto, in excess of any amount available to such Conduit Lender after paying or making provision for the payment of its commercial paper notes. All payment obligations of each Conduit Lender hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay commercial paper notes; and each of the parties hereto agree that they shall not have a claim under Section 101(5) of the United States Bankruptcy Code or any similar law in any other jurisdiction if and to the extent that any such payment obligation exceeds the amount available to such Conduit Lender to pay such amounts after paying or

739866994 17557858 131 Fifth Amended and Restated Warehouse Loan Agreement making provision for the payment of its commercial paper notes and its other publicly or privately placed indebtedness and all related derivative or other hedging obligations to or on which such Conduit Lender is an express party. (d) The provisions of this Section 11.18 shall survive the termination of this Agreement. SECTION 11.19 Governing Law; Submission to Jurisdiction. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving tri- party accounts) does not apply to this Agreement or to any other Loan Document. Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York in New York County, or of the United States for the Southern District of New York and, by execution and delivery of this Agreement, each Facility Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditional, the nonexclusive jurisdiction of such courts. Each Facility Party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum. (b) [RESERVED]. SECTION 11.20 Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. SECTION 11.21 Binding Effect. This Agreement (as amended on the Amendment Closing Date) shall become effective at such time when it shall have been executed by the Facility Parties, the Collateral Agent and the Agent, and the Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Committed Lender, and thereafter this Agreement shall be binding upon and inure to the benefit of the Facility

739866994 17557858 132 Fifth Amended and Restated Warehouse Loan Agreement Parties, the Agent, the Collateral Agent and each Lender and their respective successors and assigns. For the avoidance of doubt, any amendment or amendment and restatement of this Agreement is not intended to be and should not be construed as a novation of any of the obligations of any Facility Party in existence on the date of such amendment or amendment and restatement. SECTION 11.22 The Patriot Act. The Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the Patriot Act and any comparable law applicable to any Lender, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Agent and/or any Lender to identify the Borrower in accordance with the Patriot Act. SECTION 11.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority. SECTION 11.24 [Reserved]. SECTION 11.25 Effect of Restatement. This Agreement shall, except as otherwise expressly set forth herein, supersede the Existing Loan Agreement from and after the Amendment Closing Date with respect to all Loans outstanding thereunder as of the Amendment Closing Date. The parties hereto acknowledge and agree, however, that (a) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of any of the obligations of the Facility Parties under the Existing Loan Agreement and the other Loan Documents as in effect prior to the Amendment Closing Date and (b) such obligations of the Facility Parties are in all respects (including, without limitation, all Liens in the Collateral created under the Security Agreement in favor of the Collateral Agent, for the benefit of the Lenders) continuing with only the terms being modified as provided in this Agreement and the other Loan Documents. The parties hereto further acknowledge and agree that

739866994 17557858 133 Fifth Amended and Restated Warehouse Loan Agreement all references in the other Loan Documents to the Loan Agreement shall be deemed to refer without further amendment to this Agreement. SECTION 11.26 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Derivatives Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. (b) As used in this Section 11.26, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b) (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

739866994 17557858 134 Fifth Amended and Restated Warehouse Loan Agreement “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). SECTION 11.27 Limited Waiver. The Borrower acknowledges and agrees that each of the Specified Events of Default, if not for the waiver in the immediately succeeding sentence, have occurred under the Existing Loan Agreement. Subject to the terms and conditions of this Agreement and the other Transaction Documents, the Agent and Required Lenders under the Existing Loan Agreement hereby waive the Specified Events of Defaults. The parties hereto agree that the limited waiver set forth in this Section 11.27 shall be limited precisely as written and, except as expressly set forth in this Section 11.27, shall not be deemed to be a consent to any amendment, waiver, or modification of any other term or condition of this Agreement or any other Transaction Document. For purposes of this Section 11.27, “Specified Events of Default” shall mean any Event of Default pursuant to Section 9.01 resulting, prior to the date hereof, from the failure of the Borrower to cause a UCC financing and/or continuation statements naming the Borrower as debtor, the Collateral Agent as secured party, and covering all assets of the Borrower, to be on file in the State of Delaware as required pursuant to the Security Agreement and the other Transaction Documents. [Signature Pages Follow]

739866994 17557858 Fifth Amended and Restated Warehouse Loan Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. TRINITY INDUSTRIES LEASING COMPANY By: /s/ Sara E. McCoy Name: Sara E. McCoy Title: Senior Vice President and Managing Director TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II) By: /s/ Sara E. McCoy Name: Sara E. McCoy Title: Senior Vice President

739866994 17557858 Fifth Amended and Restated Warehouse Loan Agreement CREDIT SUISSE AG, NEW YORK BRANCH (formerly known as Credit Suisse, New York Branch), as Agent By: /s/ Jason Ruchelsman Name: Jason Ruchelsman Title: Director By: /s/ Patrick J. Hart Name: Patrick J. Hart Title: Director

739866994 17557858 Fifth Amended and Restated Warehouse Loan Agreement CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Lender By: /s/ Jason Ruchelsman Name: Jason Ruchelsman Title: Authorized Signatory By: /s/ Patrick J. Hart Name: Patrick J. Hart Title: Authorized Signatory

739866994 17557858 Fifth Amended and Restated Warehouse Loan Agreement CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Lender By: /s/ Brian Bolotin Name: Brian Bolotin Title: Managing Director By: /s/ Cecilia Park Name: Cecilia Park Title: Managing Director

739866994 17557858 Fifth Amended and Restated Warehouse Loan Agreement WELLS FARGO BANK, N.A., as a Committed Lender By: /s/ John Fulvimar Name: John Fulvimar Title: Director

739866994 17557858 Fifth Amended and Restated Warehouse Loan Agreement BANK OF AMERICA, N.A., as a Committed Lender By: /s/ Bradley Sohl Name: Bradley Sohl Title: Director

739866994 17557858 Fifth Amended and Restated Warehouse Loan Agreement PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender By: /s/ Roger Yuan Name: Roger Yuan Title: Senior Vice President

739866994 17557858 Fifth Amended and Restated Warehouse Loan Agreement REGIONS BANK, as a Committed Lender By: /s/ Josh Aycox Name: Josh Aycox Title: Vice President

739866994 17557858 Fifth Amended and Restated Warehouse Loan Agreement CITIZENS BANK, N.A., as a Committed Lender By: /s/ Gordon Wang Name: Gordon Wang Title: Vice President

739866994 17557858 Fifth Amended and Restated Warehouse Loan Agreement WILMINGTON TRUST COMPANY, as Collateral Agent and Depositary By: /s/ Jose Paredes Name: Jose Paredes Title: Assistant Vice President